                                                                   Exhibit 10.25

================================================================================



                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT



                                      among


                     PETROLEUM HEAT AND POWER COMPANY, INC.


                                       and


                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders


                                       and


                             BANK OF AMERICA, N.A.,
              as administrative agent for the Lenders and as Issuer
                          of certain Letters of Credit


                                       and


                              FLEET NATIONAL BANK,
                              as Syndication Agent,

                                       and

                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent


                                      as of
                                  June 15, 2001


                                   Arranged by

                         BANC OF AMERICA SECURITIES LLC
                        as Lead Arranger and Book Manager



================================================================================

                                       TABLE OF CONTENTS

                                                                                          Page

Article I         DEFINITIONS AND ACCOUNTING TERMS..........................................1
        SECTION 1.1       Defined Terms.....................................................1
        SECTION 1.2       Use of Defined Terms.............................................31
        SECTION 1.3       Other Interpretive Provisions....................................31
        SECTION 1.4       Accounting and Financial Determinations..........................32

Article II        COMMITMENTS, BORROWING PROCEDURES AND NOTES..............................32
        SECTION 2.1       Commitments......................................................32
               SECTION 2.1.1       Facility A Commitment...................................33
               SECTION 2.1.2       Facility B Commitment...................................33
               SECTION 2.1.3       Facility C Commitment...................................33
               SECTION 2.1.4       Restrictions on Loans...................................34
               SECTION 2.1.5       Increase of Facility C Commitments; New Commitments.....34
        SECTION 2.2       Reduction and Termination of Commitments.........................36
               SECTION 2.2.1       Optional................................................36
               SECTION 2.2.2       Mandatory...............................................36
               SECTION 2.2.3       Termination.............................................36
        SECTION 2.3       Borrowing Procedure..............................................36
        SECTION 2.4       Continuation and Conversion Elections............................37
        SECTION 2.5       Funding..........................................................37
        SECTION 2.6       Loan Accounts/Notes..............................................37
        SECTION 2.7       Swing Line.......................................................38

Article III       REPAYMENTS, PREPAYMENTS, INTEREST AND FEES...............................41
        SECTION 3.1       Repayments and Prepayments.......................................41
               SECTION 3.1.1       Repayment...............................................41
               SECTION 3.1.2       Voluntary Prepayments...................................42
               SECTION 3.1.3       Mandatory Prepayments...................................42
        SECTION 3.2       Interest Provisions..............................................44
               SECTION 3.2.1       Rates...................................................44
               SECTION 3.2.2       Post-Default Rate.......................................45
               SECTION 3.2.3       Payment Dates...........................................45

                                      -i-
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                                       TABLE OF CONTENTS
                                          (continued)

        SECTION 3.3       Fees.............................................................45
               SECTION 3.3.1       Facility Fee............................................45
               SECTION 3.3.2       Letter of Credit Fee....................................46
               SECTION 3.3.3       Letter of Credit Issuing Fee............................46
               SECTION 3.3.4       Other Fees..............................................46

ARTICLE IV        LETTERS OF CREDIT........................................................46
        SECTION 4.1       The Letter of Credit Facility and Subfacilities..................46
        SECTION 4.2       Issuance, Amendment and Renewal of Letters of Credit.............48
        SECTION 4.3       Expenses.........................................................50
        SECTION 4.4       Other Lenders' Participation.....................................50
        SECTION 4.5       Disbursements....................................................51
        SECTION 4.6       Reimbursement....................................................52
        SECTION 4.7       Cash Collateral Pledge...........................................52
        SECTION 4.8       Nature of Reimbursement Obligations..............................52
        SECTION 4.9       Increased Costs; Indemnity.......................................53
        SECTION 4.10      Uniform Customs and Practice.....................................54

ARTICLE V         CERTAIN LIBOR AND OTHER PROVISIONS.......................................54
        SECTION 5.1       LIBOR Lending Unlawful...........................................54
        SECTION 5.2       Deposits Unavailable.............................................54
        SECTION 5.3       Increased LIBOR Loan Costs, etc..................................55
        SECTION 5.4       Funding Losses...................................................55
        SECTION 5.5       Increased Capital Costs..........................................56
        SECTION 5.6       Taxes............................................................56
        SECTION 5.7       Payments, Computations, etc......................................58
        SECTION 5.8       Sharing of Payments..............................................58
        SECTION 5.9       Setoff...........................................................58
        SECTION 5.10      Recourse.........................................................59
        SECTION 5.11      Replacement of Lenders...........................................59

ARTICLE VI        CONDITIONS TO BORROWING..................................................60
        SECTION 6.1       Conditions to Effectiveness......................................60
               SECTION 6.1.1       Credit Agreement and Notes..............................60

                                      -ii-
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                                       TABLE OF CONTENTS
                                          (continued)

               SECTION 6.1.2       [Intentionally Omitted.]................................60
               SECTION 6.1.3       [Intentionally Omitted.]................................60
               SECTION 6.1.4       Closing Certificate.....................................60
               SECTION 6.1.5       Permits.................................................60
               SECTION 6.1.6       Opinion of Counsel......................................60
               SECTION 6.1.7       Closing Fees, Expenses, etc.............................61
               SECTION 6.1.8       Insurance...............................................61
               SECTION 6.1.12      Borrowing Base Certificate..............................61
               SECTION 6.1.13      Other Documents.........................................61
               SECTION 6.1.14      Prepayment and Reborrowing of Loans.....................61
               SECTION 6.1.15      Consent of Holders of Other Debt........................61
        SECTION 6.2       All Borrowings and Issuances of Letters of Credit................61
               SECTION 6.2.1       Compliance with Warranties, No Default, etc.............61
               SECTION 6.2.2       Borrowing Request.......................................62
               SECTION 6.2.3       Lien Searches...........................................62
               SECTION 6.2.4       Satisfactory Legal Form.................................62

ARTICLE VII       REPRESENTATIONS AND WARRANTIES...........................................62
        SECTION 7.1       Organization etc.................................................63
        SECTION 7.2       Subsidiaries.....................................................63
        SECTION 7.3       Qualification....................................................63
        SECTION 7.4       Enforceability...................................................64
        SECTION 7.5       Due Authorization; Non-contravention; etc........................64
        SECTION 7.6       Government Approvals; Regulations, etc...........................64
        SECTION 7.7       Business; Financial Statements...................................64
        SECTION 7.8       No Material Adverse Change.......................................65
        SECTION 7.9       Litigation; Labor Controversies, etc.............................65
        SECTION 7.10      Ownership of Properties; Liens...................................66
        SECTION 7.11      Taxes............................................................66
        SECTION 7.12      ERISA Compliance.................................................66
        SECTION 7.13      Environmental Warranties.........................................67
        SECTION 7.14      Regulations U and X and Use of Proceeds..........................69

                                            -iii-
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
                                       TABLE OF CONTENTS
                                          (continued)

        SECTION 7.15      Accuracy of Information..........................................69
        SECTION 7.16      Solvency.........................................................69
        SECTION 7.17      [Intentionally Omitted.].........................................69
        SECTION 7.18      Compliance with Laws.............................................69
        SECTION 7.19      Investment Company Act; Other Regulations........................70
        SECTION 7.20      Restrictive Agreements...........................................70

ARTICLE VIII      COVENANTS................................................................70
        SECTION 8.1       Affirmative Covenants............................................70
               SECTION 8.1.1       Financial Information, Reports, Notices, etc............70
               SECTION 8.1.2       Maintenance of Properties...............................74
               SECTION 8.1.3       Insurance...............................................74
               SECTION 8.1.4       Payment of Obligations..................................74
               SECTION 8.1.5       Compliance with Laws....................................75
               SECTION 8.1.6       Books and Records.......................................75
               SECTION 8.1.7       Inspection..............................................75
               SECTION 8.1.8       Environmental Covenant..................................75
               SECTION 8.1.9       Compliance with ERISA...................................76
               SECTION 8.1.10      Ranking/Security........................................76
               SECTION 8.1.11      Clean Down Period.......................................76
               SECTION 8.1.12      Preservation of Corporate Existence.....................76
               SECTION 8.1.13      Use of Proceeds.........................................77
               SECTION 8.1.14      Update of Customer Lists................................77
               SECTION 8.1.15      Further Assurances......................................77
        SECTION 8.2       Negative Covenants...............................................78
               SECTION 8.2.1       Business Activities.....................................78
               SECTION 8.2.2       Indebtedness............................................78
               SECTION 8.2.3       Liens...................................................80
               SECTION 8.2.4       Financial Covenants.....................................81
               SECTION 8.2.5       Investments.............................................82
               SECTION 8.2.6       Restricted Payments, etc................................83
               SECTION 8.2.7       Consolidation, Merger, etc..............................84

                                             -iv-
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
                                       TABLE OF CONTENTS
                                          (continued)

               SECTION 8.2.8       Asset Dispositions, etc.................................84
               SECTION 8.2.9       Modification of Certain Agreements......................85
               SECTION 8.2.10      Transactions with Affiliates............................85
               SECTION 8.2.11      Negative Pledges, Restrictive Agreements, etc...........85
               SECTION 8.2.12      Limitation on Issuance of Stock.........................85
               SECTION 8.2.13      Operating Leases........................................86
               SECTION 8.2.14      Prepayments.............................................86
               SECTION 8.2.15      Organic Documents.......................................86
               SECTION 8.2.16      Capital Expenditures....................................86
               SECTION 8.2.17      Contingent Liabilities..................................86
               SECTION 8.2.18      ERISA...................................................87
               SECTION 8.2.19      Accounting Changes......................................87
               SECTION 8.2.20      Bank Accounts...........................................87

ARTICLE IX        EVENTS OF DEFAULT........................................................87
        SECTION 9.1       Listing of Events of Default.....................................87
               SECTION 9.1.1       Non-Payment of Obligations..............................87
               SECTION 9.1.2       Breach of Warranty......................................87
               SECTION 9.1.3       Non-Performance of Other Covenants and Obligations......88
               SECTION 9.1.4       Default on Other Indebtedness...........................88
               SECTION 9.1.5       Judgments...............................................88
               SECTION 9.1.6       ERISA...................................................88
               SECTION 9.1.7       Change in Control.......................................88
               SECTION 9.1.8       Bankruptcy, Insolvency, etc.............................89
               SECTION 9.1.9       Impairment of Security, etc.............................89
               SECTION 9.1.10      Split-Up................................................90
               SECTION 9.1.11      Guarantor Defaults......................................90
        SECTION 9.2       Action if Bankruptcy.............................................90
        SECTION 9.3       Action if Other Event of Default.................................90

ARTICLE X         THE AGENT................................................................91
        SECTION 10.1      Appointment and Authorization of Agent...........................91

                                             -v-
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                                       TABLE OF CONTENTS
                                          (continued)

        SECTION 10.2      Delegation of Duties.............................................92
        SECTION 10.3      Liability of Agent...............................................92
        SECTION 10.4      Reliance by Agent................................................92
        SECTION 10.5      Notice of Default................................................93
        SECTION 10.6      Credit Decision; Disclosure of Information by Agent..............93
        SECTION 10.7      Indemnification of Agent.........................................94
        SECTION 10.8      Agent in its Individual Capacity.................................94
        SECTION 10.9      Successor Agent..................................................94
        SECTION 10.10     Other Agents; Lead Managers......................................95
        SECTION 10.11     Foreign Lenders..................................................95
        SECTION 10.12     Collateral Matters...............................................96

ARTICLE XI        MISCELLANEOUS PROVISIONS.................................................96
        SECTION 11.1      Waivers, Amendments, etc.........................................96
        SECTION 11.2      Notices..........................................................97
        SECTION 11.3      Payment of Costs and Expenses....................................98
        SECTION 11.4      Indemnification..................................................98
        SECTION 11.5      Survival.........................................................99
        SECTION 11.6      Severability.....................................................99
        SECTION 11.7      Headings.........................................................99
        SECTION 11.8      Execution in Counterparts, Effectiveness, etc....................99
        SECTION 11.9      Governing Law; Entire Agreement.................................100
        SECTION 11.10     Successors and Assigns..........................................100
        SECTION 11.11     Sale and Transfer of Loans and Notes; Participations in its
               Loans and Notes............................................................100
               SECTION 11.11.1     Assignments............................................100
               SECTION 11.11.2     Participations.........................................101

        SECTION 11.12     Other Transactions..............................................102

        SECTION 11.13     Forum Selection and Consent to Jurisdiction.....................102

        SECTION 11.14     Waiver of Jury Trial............................................103

                                             -vi-

Exhibits
--------

        Exhibit A-1   Form of Facility A Promissory Note
        Exhibit A-2   Form of Facility C Promissory Note
        Exhibit A-3   Form of Swing Note
        Exhibit B     Form of Borrowing Base Certificate
        Exhibit C     Form of Borrowing Request
        Exhibit D     Intentionally Omitted
        Exhibit E     Form of Continuation/Conversion Notice
        Exhibit F     Form of Assignment and Acceptance Agreement
        Exhibit G     Form of Compliance Certificate
        Exhibit H-1   Form of Subordination Agreement (Affiliate)
        Exhibit H-2   Form of SGP Subordination Agreement (Affiliate)
        Exhibit I     Form of Opinion of Phillips Nizer Benjamin Krim & Ballon
        Exhibit J     Form of Swing Loan Request
        Exhibit K-1   Form of Guarantee Agreement of Star Gas Partners and
                       Holdings
        Exhibit K-2   Form of Guarantee Agreement of the Material Subsidiaries
        Exhibit L     Form of Solvency Certificate


Schedules
---------

        Schedule I      Disclosure Schedule
                          Item 7.1          (Organization)
                          Item 7.2          (Subsidiaries)
                          Item 7.3          (Qualification)
                          Item 8.2.2(a)(i)  (Secured Indebtedness)
                          Item 8.2.2(a)(iii)(Subordinated Indebtedness)
                          Item 8.2.2(a)(vii)(Acquisition Debt)
                          Item 8.2.17       (Contingent Obligations)
        Schedule II     Facility Percentages and Commitments
        Schedule III    Intentionally Omitted
        Schedule IV     List of Outstanding Facility B Letters of Credit
        Schedule V      List of Outstanding Facility C Letters of Credit
        Schedule VI     Bank Accounts
        Schedule VII    Lien Search Locations

                                CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of June 15, 2001, among PETROLEUM HEAT AND POWER COMPANY,
 ---------
INC., a Minnesota corporation (the "Borrower"), the various financial
                                    --------
institutions as are or may become parties hereto (collectively, the "Lenders"),
                                                                     -------
BANK OF AMERICA, N.A. ("BofA"), as administrative agent (the "Agent") for the
                        ----                                  -----
Lenders and as issuer of certain letters of credit, FLEET NATIONAL BANK, as Syndication Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent, is an amendment and restatement of that earlier Amended and Restated Credit Agreement, dated as of December 8, 2000, by and among the Borrower, the Agent and the other parties thereto, as the same had been heretofore amended, which agreement amended and restated that certain Credit Agreement, dated as of March 25, 1999, by and among the Borrower, the Agent and the other parties thereto, as the same had been amended (collectively, the "Original Credit Facility").
                                     ------------------------

                              W I T N E S S E T H:

         WHEREAS, the Borrower is a distributor of home heating oil and petroleum products and related heating equipment and maintenance services (the "Fuel Oil Distribution Business");
 ------------------------------

         WHEREAS, the Borrower has requested that the Lenders amend and restate the Original Credit Facility to include the following credit facilities: (i) a $133,000,000 revolving credit facility for working capital purposes which will include a $15,000,000 sublimit for the issuance of standby letters of credit and a $5,000,000 sublimit for swing line loans, (ii) a $10,000,000 revolving credit facility for the issuance of standby letters of credit issued by BofA in connection with surety, worker's compensation and other financial guarantees, and (iii) a $50,000,000 revolving credit facility (which converts to a term loan facility) for financing and refinancing acquisitions and capital expenditures relating to existing properties or future acquired businesses of the Borrower (including the issuance of standby letters of credit), to refinance certain maturing debt and, to the extent that there is insufficient availability under the revolving credit facility described in clause (i) above from time to time,
                                           ----------
for working capital purposes; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth in this Agreement, to agree to the Borrower's requests.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 Defined Terms. The following terms (whether or not
                     -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:

         "Acquisition Debt" means unsecured Indebtedness for which Holdings, the
          ----------------
Borrower or any Material Subsidiary becomes liable in connection with acquisitions of businesses permitted by Section 8.2.1 in favor of the sellers of
                                        -------------
such businesses (provided that such Indebtedness may be secured to the extent permitted by Section 8.2.3(e) and, subject to the other terms and conditions of
             ---------------
this Agreement, by Facility C Letters of Credit).

         "Affiliate" of any Person means as applied to any Person, any other
          ---------
Person directly or indirectly controlling or controlled by or under common control with such Person, provided that, for purposes of this definition, "control" as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether as a general partner or through the ownership of voting securities or by contract or otherwise.

         "Agent" is defined in the preamble and includes each other Person as
          -----                    --------
shall have subsequently been appointed as the successor Agent pursuant to
Section 10.9.
------------

         "Agent-Related Person" means BofA in its capacity as agent and any
          --------------------
successor agent arising under Section 10.9, the Issuer hereunder, together with
                              ------------
Banc of America Securities LLC and their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agreement" is defined in the preamble.
          ---------                    --------

         "Alternate Base Rate" means, on any date and with respect to all Base
          -------------------
Rate Loans, a fluctuating rate of interest per annum equal to the higher of:

              (a) the rate of interest most recently announced by the Agent at its principal office as its reference rate for Dollar loans; and

              (b) the most recently determined Federal Funds Rate plus 1/2 of 1%.

         The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Reference Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Applicable Base Rate Margin" means, with respect to any Base Rate
          ---------------------------
Loan, the then applicable per annum rate (based on the then applicable Level) set forth in the Pricing Grid.

         "Applicable Lending Office" means, with respect to each Lender, with
          -------------------------
respect to each type of Loan, the lending office as designated for such type of Loan below its name on the signature pages hereof or such other office of such Lender or of an affiliate of such Lender as such Lender may from time to time specify to the Agent and the Borrower as the office at which its Loans of such type are to be made and maintained.

         "Applicable LIBOR Margin" means, with respect any LIBOR Loan, the then
          -----------------------
applicable per annum rate (based on the then applicable Level) set forth in the Pricing Grid.

         "Arranger" means Banc of America Securities LLC, in its capacity as
          --------
arranger.

         "Asset Disposition" is defined in Section 8.2.8.
          -----------------                -------------

         "Assignee Lender" is defined in Section 11.11.1.
          ---------------                ---------------

         "Assignment and Acceptance Agreement" means an Assignment and
          -----------------------------------
Acceptance Agreement substantially in the form of Exhibit F hereto.
                                                  ---------

         "Available Cash" means the cumulative sum beginning January 1, 1999 of
          --------------
(a) the sum of (i)$15,000,000, (ii) Consolidated Cash Flow (excluding pro forma cash flow from acquisitions and dispositions), (iii) certain cash and non-cash charges previously deducted from net income relating to the Restructuring Transactions in an amount equal to $8,662,000, (iv) 50% of unsecured subordinated Indebtedness issued after March 25, 1999, and (v) net proceeds of new equity issued, and capital contributions made, after March 25, 1999 less (b)
                                                                        ----
the sum of (i) Consolidated Interest Expense, (ii) Maintenance Capital Expenditures, (iii) Restricted Payments and (iv) cash income taxes (the calculation of cash income taxes shall exclude cash income taxes payable as a result of the Restructuring Transactions up to an amount of $9,000,000).

         "Bankruptcy Code" means Title 11 of the United States Code or any
          ---------------
successor statute.

         "Bankruptcy Law" is defined in Section 9.1.8.
          --------------                --------------

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
          --------------
determined by reference to the Alternate Base Rate.

         "BofA" is defined in the preamble.
          ----                    --------

         "Borrower" is defined in the preamble.
          --------                    --------

         "Borrowing" means the Loans of the same type and, in the case of LIBOR
          ---------
Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.
                                                                  ------------

         "Borrowing Base Certificate" means a certificate executed by a
          --------------------------
Responsible Officer of the Borrower substantially in the form of Exhibit B
hereto.                                                          ---------

         "Borrowing Request" means a Loan request and certificate duly executed
          -----------------
by a Responsible Officer of the Borrower, substantially in the form of Exhibit C
hereto.                                                                ---------

         "Business Day" means:
          ------------

              (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in San Francisco, California or New York, New York; and

              (b) relative to the making, continuing, prepaying or repaying of any LIBOR Loans, any day on which dealings in Dollars are carried on in the London interbank market.

         "Capital Expenditures" means, for any period, the aggregate amount of
          --------------------
all payments made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Liabilities and interest that are required to be capitalized in accordance with GAAP.

         "Capital Stock" means, with respect to any Person, any capital stock
          -------------
(including preferred stock), shares, units, interests, participations or other ownership interests (however designated, including without limitation such items as they may apply to a partnership, limited liability company or similar Person) of such Person and any rights, warrants or options to purchase any thereof.

         "Capitalized Lease Liabilities" means all monetary obligations of
          -----------------------------
Holdings, the Borrower or any Material Subsidiary under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Cash Collateralize" means to pledge and deposit with or deliver to the
          ------------------
Trustee, for the benefit of the Senior Debt pursuant to the Intercreditor Agreement, as additional collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuer. Derivatives of such term shall have corresponding meanings.

         "Casualty Event" means, with respect to any Property of Holdings, the
          --------------
Borrower or any of the Material Subsidiaries, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person receives insurance proceeds, or proceeds of a condemnation award or other compensation.

         "Casualty Proceeds" is defined in Section 3.1.3(i).
          -----------------                ----------------

         "CERCLA" means the Comprehensive Environmental Response, Compensation
          ------
and Liability Act of 1980, 42 U.S.C.ss.9601 et seq., as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation
          -------
Liability Information System List.

         "Change in Control" means:
          -----------------

              (a) the Sevin Group shall fail to own directly at least a 51% ownership interest in the Managing General Partner with voting power to elect the Board of Directors or other governing body; or

              (b) the Managing General Partner shall fail to own directly 100% of the general partnership interests in Star Propane, or if Star Propane shall have been converted to corporate form, at least 51% of the voting shares of Star Propane; or

              (c) the Managing General Partner shall fail to own directly 100% of the general partnership interests in Star Gas Partners, or if Star Gas Partners shall have been converted to corporate form, at least 51% of the voting shares of Star Gas Partners; or

              (d) (i) Star Gas Partners shall fail to own directly or indirectly at least 51% of the voting shares of Holdings and the Borrower, or (ii) Star Gas Partners shall fail to own directly or indirectly at least a 51% ownership interest in Holdings and the Borrower; or

              (e) Star Gas Partners shall fail to own directly at least 99.00% in Star Propane; or

              (f) (i) Holdings shall fail to own directly at least 99.00% of the voting shares of the Borrower, or (ii) Holdings shall fail to own directly at least a 99.00% ownership interest in the Borrower; or

              (g) (i) the Borrower or Holdings shall fail to own directly at least 99.00% of the voting shares of their Material Subsidiaries, or
         (ii) the Borrower or Holdings shall fail to own directly at least a 99.00% ownership interest in their Material Subsidiaries.

         "Chase Account" means account no. 022098571 of the Borrower maintained
          -------------
at The Chase Manhattan Bank.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or
          ----
otherwise modified from time to time.

         "Collateral" is defined in the respective Security Documents.
          ----------

         "Commitment" means, as the context may require, a Lenders' Facility A
          ----------
Commitment, Facility B Commitment or Facility C Commitment, or all thereof.

         "Commitment Change" is defined in Section 2.1.5(a).
          -----------------                ----------------

         "Commitment Termination Date" means, as the context may require, the
          ---------------------------
Facility A Commitment Termination Date, the Facility B Commitment Termination Date or the Facility C Loan Conversion Date.

         "Commitment Termination Event" means:
          ----------------------------

              (a) the occurrence of any Default described in Section 9.1.8; or
                                                             -------------

              (b) the occurrence and continuance of any other Event of Default and either:

                      (i) the declaration of the Loans to be due and payable pursuant to Section 9.3; or
                     -----------

                      (ii)   in the absence of such declaration in clause (i)
                                                                   ----------
         above, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "Compliance Certificate" means a certificate signed by a Responsible
          ----------------------
Officer of the Borrower substantially in the form of Exhibit G, demonstrating
                                                     ---------
compliance with the covenants contained in Sections 8.2.2(a), 8.2.4, 8.2.5,
                                           -----------------  -----  -----
8.2.6, 8.2.8, 8.2.13 and 8.2.16 and the forty-five (45) day cleanup period
-----  -----  ------     ------
contained in Section 8.1.11 and certifying that no Default or Event of Default
             --------------
exists, or, if any Default or Event of Default exists, stating the nature and status thereof.

         "Consolidated" or "consolidated" means, when used with reference to any
          ------------      ------------
accounting term, the amount described by such accounting term, determined on a consolidated basis in accordance with GAAP, after elimination of intercompany items.

         "Consolidated Cash Flow" means, for any period, with respect to
          ----------------------
Holdings, the Borrower and the Material Subsidiaries, Consolidated Net Income for such period, plus (a) an amount equal to any extraordinary loss plus any net loss realized in connection with asset sales during such period, to the extent such losses were deducted in computing Consolidated Net Income, minus (b) an amount equal to any extraordinary gain during such period plus any net gain realized in connection with asset sales during such period, to the extent such gains were added in computing Consolidated Net Income, plus (c) provision for taxes based on income or profits of Holdings, the Borrower and the Material Subsidiaries for such period, to the extent such provision for taxes was deducted in computing Consolidated Net Income, plus (d) Consolidated Interest Expense for such period, whether paid or accrued (including amortization of original issue discount, non-cash interest payments and the interest component of any payments associated with Capitalized Lease Liabilities and Synthetic Lease Obligations and net payments (if any) pursuant to interest rate hedging obligations), to the extent such expense was deducted in computing Consolidated Net Income, plus (e) depreciation and amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period), to the extent such depreciation and amortization were deducted in computing Consolidated Net Income for such period, plus (f) all other non-cash expenses to the extent deducted in computing Consolidated Net Income (less any payments with respect to such non-cash expenses subsequently made in cash) as indicated on the income statements of Holdings, the Borrower and the Material Subsidiaries, in each case on a consolidated basis without duplication and determined in accordance with GAAP. Consolidated Cash Flow shall be calculated after giving effect, on a pro forma basis for the four (4) consecutive Fiscal Quarters most recently completed, to, without duplication, any asset sales, dispositions or asset acquisitions (including, without limitation, any asset acquisition giving rise to the need to make such calculation as a result of Holdings, the Borrower or one of the Material Subsidiaries (including any Person who becomes a Material Subsidiary as a result of the asset acquisition) incurring, assuming or otherwise being liable for acquired debt) occurring during the period commencing on the first day of such period to and including the date of determination

(the "Reference Period"), as if such asset sale or asset acquisition occurred on
      ----------------
the first day of the Reference Period. Whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, such pro forma calculations will be determined in good faith by the senior financial officer of such Person; provided, however, that such officer shall assume (i) the historical sales and gross profit margins associated with such assets for the most recent consecutive twelve (12) month period ended prior to the date of purchase for which financial statements are available (provided that the first month of such period will be no more than eighteen (18) months prior to such date of purchase), less estimated post-acquisition loss of customers (not to be less than 5%) and (ii) other expenses as if such assets had been owned by such Person since the first day of such period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness will be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period. For purposes of the foregoing, asset sales and asset acquisitions shall include all manners of accomplishing the same by way of direct sale or acquisition, by sale or acquisition of stock or otherwise.

         "Consolidated Cash Flow to Interest Expense Ratio" means, as of the
          ------------------------------------------------
date of determination, the pro forma Consolidated Cash Flow for the four (4) full Fiscal Quarters immediately preceding the date of determination divided by the pro forma Consolidated Interest Expense for such Fiscal Quarters.

         "Consolidated Interest Expense" means, for any period, the aggregate
          -----------------------------
consolidated interest expense of Holdings, the Borrower and the Material Subsidiaries determined in accordance with GAAP net of up to $3,000,000 of interest income received during such period but including, without duplication,
(a) all commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptances for such period, (b) net costs under interest rate protection agreements for such period, (c) the Synthetic Lease Interest Components of Holdings, the Borrower and the Material Subsidiaries for such period, (d) the portion of any Capitalized Lease Liabilities allocable to consolidated interest expense for such period and (e) the product of (1) the amount of all dividends (whether in cash or otherwise (except dividends payable solely in shares of Qualified Capital Stock)) on all Disqualified Stock of such Person and its Subsidiaries, times (2) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local income tax rate of such Person, expressed as a decimal; provided, however, (i) that "Consolidated Interest Expense" shall, in the event Holdings, the Borrower or any of the Material Subsidiaries has incurred, assumed, guaranteed, redeemed or repaid any Indebtedness subsequent to commencement of the period for which the Consolidated Cash Flow to Interest Expense Ratio is being calculated but prior to the last day included in such period, be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness, as if the same had occurred at the beginning of such period, and (ii) interest on the Exchanged Notes shall be included only at their stated rate or rates then in effect. The foregoing calculation shall give pro forma effect to acquisitions (including all mergers and consolidations), asset sales and other dispositions and discontinuations of businesses or assets during the referenced period or subsequent to the referenced period and on or prior to the calculation of the Consolidated Cash Flow to Interest Expense Ratio assuming that all acquisitions, asset sales and other dispositions and discontinuations of business or assets has occurred on the first day of the referenced period.

         "Consolidated Net Income" means, for any period, the net income (or
          -----------------------
deficit) of Holdings, the Borrower and the Material Subsidiaries for such period (taken as a cumulative whole) including, without limitation, the net income (or deficit) attributable to the Sold Assets, after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all intercompany transactions, provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Material Subsidiary or is merged into or consolidated with Holdings, the Borrower or a Material Subsidiary, (b) the income (or deficit) of any Person (other than a Material Subsidiary) in which Holdings, the Borrower or any Material Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Material Subsidiary in the form of dividends, or similar distributions, (c) the undistributed earnings of Holdings, the Borrower and any Material Subsidiary to the extent that the declaration or payment of dividends or similar distributions by Holdings, the Borrower and such Material Subsidiary is not at the time permitted by the terms of its charter of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to Holdings, the Borrower and such Material Subsidiary, (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,
(e) any aggregate net after tax gain or net after tax loss during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets, and all securities),
(f) any write-up of any asset, (g) any net gain from the collection of the proceeds of life insurance polices, (h) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of Holdings, the Borrower or any Material Subsidiary, (i) any after tax gain or loss during such period from any change in accounting, from any discontinued operations or the disposition thereof, from any extraordinary events or from any prior period adjustments, (j) any deferred credit representing the excess of equity in any Material Subsidiary at the date of acquisition over the cost of the investment in such Material Subsidiary, and (k) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

         "Consolidated Total Assets" means, as of any date of determination, the
          -------------------------
total assets of Holdings, the Borrower and the Material Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Total Tangible Assets" means, as of any date of
          ----------------------------------
determination, the total tangible assets of Holdings, the Borrower and the Material Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Contemplated Acquisition" means means the acquisition by Holdings, the
          ------------------------
Borrower or any Material Subsidiary of the capital stock (or equivalent interest) of that certain retail heating oil company identified to the Lenders in a letter from the Borrower dated May 24, 2001.

         "Contingent Liability" means any agreement, undertaking or arrangement
          --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or
          ------------------------------
conversion of LIBOR Loans or Base Rate Loans, as applicable, and a certificate duly executed by an Responsible Officer of the Borrower, substantially in the form of Exhibit E hereto.
        ---------

         "Current Assets " means, at any date, the amount at which the current
          --------------
assets of Holdings, the Borrower and the Material Subsidiaries (on a consolidated basis), would be shown on the consolidated balance sheet of Holdings, the Borrower and the Material Subsidiaries prepared in accordance with GAAP; plus the lesser of (i) the aggregate amount of long term receivables of such entities arising out of sales of equipment to customers with original payoff terms not exceeding three years, and (ii) nine million dollars.

         "Current Liabilities" means, at any date, the amount at which the
          -------------------
current liabilities of Holdings, the Borrower and the Material Subsidiaries (on a consolidated basis), would be shown on a balance sheet of Holdings, the Borrower and the Material Subsidiaries prepared in accordance with GAAP excluding the current portion of long term indebtedness (as such terms are defined in GAAP), all outstanding Facility A Loans and all outstanding Facility C Working Capital Loans.

         "Customer List" means, at any time, the names and addresses of all
          -------------
customers of Holdings, the Borrower and the Material Subsidiaries at such time, together with all trade names and trademarks and all supporting documents, including but not limited to computer discs, programs, tapes, trial balances and carrying media.

         "Default" means any event or occurrence which, after notice or lapse of
          -------
time or both, would constitute an Event of Default.

         "Disbursement Date" is defined in Section 4.5.
          -----------------                -----------

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
          -------------------
Schedule I, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

         "Disqualified Stock" means, with respect to any Person, any Capital
          ------------------
Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock, or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the stated maturity of such Capital Stock.

         "Dollar" and the sign "$" mean lawful money of the United States.
          ------                -

         "Effective Amount" means (i) with respect to any Loans on any date, the
          ----------------
aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date, and
(ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. For purposes of Section 3.1 the Effective Amount shall be determined without giving effect to any mandatory prepayments to be made under such Section 3.1.
                -----------

         "Effective Date" means the date on which all conditions precedent set
          --------------
forth in Section 6.1, Section 6.2 and Section 11.8 are satisfied or waived by
         -----------  -----------     ------------
all Lenders.

         "Eligible Accounts" means, as to any Person at a particular date, the
          -----------------
total outstanding balance of Accounts (as defined in the Uniform Commercial Code in effect in the State of New York) of such Person recorded on the books of such Person in accordance with GAAP after giving effect to all normal reserves (including, without limitation, bad debt reserves) in connection therewith (a) which are bona fide, valid and legally enforceable obligations of the account debtor in respect thereof and arise from the actual sale and delivery of goods or rendition and acceptance of services in the ordinary course of business to such account debtor, (b) which are not owed by an obligor which is an affiliate or Subsidiary of such Person, (c) which are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in
Section 9.1.8, (d) which are owed solely by such Person free and clear of all
------------------
liens or other rights or claims of any other Person (except in favor of the Agent for the ratable benefit of the Lenders), (e) with respect to which no more than sixty (60) days have elapsed since the date payment is due, and (f) in which the Agent has a perfected, first priority security interest.

         "Environmental Claim" means any written or oral notice, claim, demand
          -------------------
or other communication (collectively, a "claim") for investigatory costs, cleanup, costs, Government Authority response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or release into the environment, of any Hazardous Material at any location, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Government Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, public safety or the environment.

         "Environmental Law" means any law, regulation, statute, ordinance,
          -----------------
code, rule, regulation, order or guideline (including consent decrees or administrative orders) relating to human health, public safety or the environment or to emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the presence, existence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and
          -----
regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not
          ---------------
incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension
          -----------
Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which could constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Event of Default" is defined in Section 9.1.
          ----------------                -----------

         "Excess Sale Proceeds" is defined in Section 8.2.8(b).
          --------------------                ----------------

         "Exchanged Notes" means the Borrower's $62,697,000 9% senior secured
          ---------------
notes due October 1, 2002, $2,140,000 aggregate 10.25% senior secured notes due January 15, 2001, and $2,140,000 10.25% subordinated notes due January 15, 2001, as each may be extended in accordance with its terms.

         "Existing Facility B Letters of Credit" means those letters of credit
          -------------------------------------
issued by BofA prior to the Effective Date which are listed on Schedule IV
hereto.                                                        -----------

         "Existing Facility C Letters of Credit" means those letters of credit
          -------------------------------------
issued by BofA prior to the Effective Date which are listed on Schedule V
hereto.                                                        ----------

         "Existing Letters of Credit" means the Existing Facility B Letters of
          --------------------------
Credit and the Existing Facility C Letters.

         "Existing Subordinated Debt" means the unsecured subordinated
          --------------------------
Indebtedness listed on Item 8.2.2(a)(iii) of the Disclosure Schedule.

         "Facility A Borrowing Base" means, on any date of determination
          -------------------------
thereof, the amount equal to 85% of the aggregate amount of Eligible Accounts of the Borrower and its Material Subsidiaries and Holdings. The Facility A Borrowing Base (including without limitation, the amount of Eligible Accounts) on any date shall be determined by the Agent in accordance with the provisions of Section 2.1.1(c).
   ----------------

         "Facility A Commitment" is defined in Section 2.1.1.
          ---------------------                -------------

         "Facility A Commitment Termination Date" means the earliest of:
          --------------------------------------

               (a)    June 30, 2004;

               (b) the date on which the Facility A Commitments are terminated in full or reduced to zero pursuant to Section 2.2; and
                                                           -----------

               (c)    the date on which any Commitment Termination Event occurs.

         "Facility A L/C Amendment Application" means an application form for
          ------------------------------------
the amendment or renewal of outstanding Facility A Letters of Credit as shall at any time be in use at the Issuer, as the Issuer shall request.

         "Facility A L/C Application" means an application form for the issuance
          --------------------------
of a Facility A Letter of Credit as shall at any time be in use at the Issuer, as the Issuer may request.

         "Facility A L/C Issuance Date" is defined in Section 4.1(a).
          ----------------------------                --------------

         "Facility A L/C Obligations" means, at any time, the sum of (a) the
          --------------------------
aggregate undrawn amount of all Facility A Letters of Credit then outstanding, plus (b) the aggregate amount of all unreimbursed drawings under all Facility A Letters of Credit, plus (c) all other Obligations of the Borrower under or in connection with Facility A L/C-Related Documents, to the extent not included within clauses (a) and (b) hereof.
       -----------     ---

         "Facility A L/C-Related Documents" means the Facility A Letters of
          --------------------------------
Credit, the Facility A L/C Applications, the Facility A L/C Amendment Applications, and any other document relating to any Facility A Letter of Credit including any of the Issuer's standard form of reimbursement agreements and other documents for letter of credit issuances and amendments.

         "Facility A Letters of Credit" is defined in Section 4.1(a).
          ----------------------------                --------------

         "Facility A Loan" is defined in Section 2.1.1(a).
          ---------------                ----------------

         "Facility A Note" is defined in Section 2.6(b).
          ---------------                --------------

         "Facility A Percentage" means, relative to any Lender, the Facility A
          ---------------------
Percentage set forth on Schedule II, as such percentage may be adjusted from time to time pursuant to Assignment and Acceptance Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.1.
                                                            ---------------

         "Facility B Commitment" means, as to any Lender, its obligation to
          ---------------------
participate in Facility B Letters of Credit pursuant hereto in an aggregate principal and/or face amount not to exceed at any one time outstanding the amount set forth opposite such Lender's name on Schedule II under the caption
                                                -----------
"Facility B Commitment" as such amount must be reduced from time to time as provided herein.

         "Facility B Commitment Termination Date" means the earliest of:
          --------------------------------------

               (a)    June 30, 2004;

               (b) the date on which the Facility B Commitments are terminated in full or reduced to zero pursuant to Section 2.2; and
                                                           -----------

               (c)    the date on which any Commitment Termination Event occurs.

         "Facility B L/C Amendment Application" means an application form for
          ------------------------------------
the amendment or renewal of outstanding Facility B Letters of Credit as shall at any time be in use at the Issuer, as the Issuer shall request.

         "Facility B L/C Application" means an application form for the issuance
          --------------------------
of a Facility B Letter of Credit as shall at any time be in use at the Issuer, as the Issuer may request.

         "Facility B L/C Issuance Date" is defined in Section 4.1(b).
          ----------------------------                --------------

         "Facility B L/C Obligations" means, at any time, the sum of (a) the
          --------------------------
aggregate undrawn amount of all Facility B Letters of Credit then outstanding, plus (b) the aggregate amount of all unreimbursed drawings under all Facility B Letters of Credit, plus (c) all other Obligations of the Borrower, under or in connection with the Facility B L/C-Related Documents, to the extent included within clauses (a) and (b) hereof.

         "Facility B L/C-Related Documents" means the Facility B Letters of
          --------------------------------
Credit, the Facility B L/C Applications, the Facility B L/C Amendment Applications and any other document relating to any Facility B Letter of Credit, including any of the Issuer's standard form of reimbursement agreements and other documents for letter of credit issuances and amendments.

         "Facility B Letters of Credit" is defined in Section 4.1(b).
          ----------------------------                --------------

         "Facility B Percentage" means, relative to any Lender, the Facility B
          ---------------------
Percentage set forth on Schedule II, as such percentage may be adjusted from
                        -----------
time to time pursuant to Assignment and Acceptance Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.1.
                                                            ---------------

         "Facility C Commitment" is defined in Section 2.1.3.
          ---------------------                -------------

         "Facility C L/C Amendment Application" means an application form for
          ------------------------------------
amendment or renewal of outstanding Facility C Letters of Credit as shall at any time be in use at the Issuer, as the Issuer shall request.

         "Facility C L/C Application" means an application form for the issuance
          --------------------------
of a Facility C Letter of Credit as shall at any time be in use at the Issuer, as the Issuer may request.

         "Facility C L/C Issuance Date" is defined in Section 4.1(c).
          ----------------------------                --------------

         "Facility C L/C Obligations" means, at any time, (a) the aggregate
          --------------------------
undrawn amount of all Facility C Letters of Credit, plus (b) the aggregate amount of all unreimbursed drawings under all Facility C Letters of Credit, plus
(c) all other Obligations of the Borrower under or in connection with Facility C L/C-Related Documents, to the extent not included within clauses (a) and (b)
hereof.                                                  ------- ---     ---

         "Facility C L/C-Related Documents" means the Facility C Letter of
          --------------------------------
Credit, the Facility C L/C Applications, the Facility C L/C Amendment Applications and any other document relating to Facility C Letter of Credit, including any of the Issuer's standard form of reimbursement agreements and other documents for letter of credit issuances and amendments.

         "Facility C Letters of Credit" is defined in Section 4.1(c).
          ----------------------------                --------------

         "Facility C Loan" is defined in Section 2.1.3, and shall include,
          ---------------                -------------
without limitation, Facility C Working Capital Loans.

         "Facility C Loan Conversion Date" means the earliest of:
          -------------------------------

               (a)    June 30, 2004;

               (b) the date on which the Facility C Commitments are terminated in full or reduced to zero pursuant to Section 2.2; and
                                                           -----------

               (c)    the date on which any Commitment Termination Event occurs.

         "Facility C Note" is defined in Section 2.6(c).
          ---------------                --------------

         "Facility C Percentage" means, relative to any Lender, the Facility C
          ---------------------
Percentage set forth on Schedule II, as such percentage may be adjusted from
                        -----------
time to time pursuant to Assignment and Acceptance Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11.1.
                                                            ---------------

         "Facility C Working Capital Loans" is defined in Section 7.14(b).
          --------------------------------                ---------------

         "Facility C Working Capital Loan Cap" means (a) at any time on or prior
          -----------------------------------
to June 25, 2004, an amount equal to the then unused amount of the combined Facility C Commitments then in effect and (b) at any time after June 25, 2004, zero.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate
          ------------------
per annum equal for each day during such period to:

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

         "Fiscal Quarter" means, with respect to any Person, the three (3) month
          --------------
period ending on March 31, June 30, September 30 and December 31.

         "Fiscal Year" means with respect to Star Gas Partners, Holdings, the
          -----------
Borrower and the Material Subsidiaries, any period of twelve consecutive calendar months ending on September 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2000 Fiscal Year") refer to the Fiscal Year ending on the September 30 occurring during such calendar year.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve
          ------------
System or any successor thereto.

         "Fuel Oil Distribution Business" is defined in the recitals.
          ------------------------------                    --------

         "Funded Debt" means, as of any date of determination, without
          -----------
duplication, (i) all interest bearing Indebtedness of Holdings, the Borrower and the Material Subsidiaries (but excluding Facility A Loans, Swing Loans and amounts not drawn in respect of the Facility A Letters of Credit and the Facility B Letters of Credit); provided, however, that in determining the principal amount of the Exchanged Notes to be included in the calculation of Indebtedness, there shall be included the stated principal amount of the Exchanged Notes rather than the principal amount of the Exchanged Notes reflected in the financial statements, (ii) Capitalized Lease Liabilities, and
(iii) Synthetic Lease Obligations; provided, however, that "Funded Debt" shall, in the event that Holdings, the Borrower or any Material Subsidiary has incurred, assumed, guaranteed, redeemed or repaid any Indebtedness subsequent to commencement of the period in which any Leverage Ratio is being calculated but prior to the date on which the calculation of the Leverage Ratio is made, be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness, as if the same had occurred at the beginning of the applicable reference period. The foregoing calculation shall give pro forma effect to acquisitions (including all mergers and consolidations), asset sales and other dispositions and discontinuations of businesses or assets during the reference period or subsequent to the reference period and on or prior to the calculation of Leverage Ratio assuming that all acquisitions, asset sales and other dispositions and discountenances of business or assets had occurred on the first day of the reference period. Funded Debt shall be reduced by amounts attributable to businesses and assets that are so disposed of or discontinued only to the extent that the Indebtedness included within such Funded Debt would no longer be an obligation of Holdings, the Borrower or any of the Material Subsidiaries.

         "GAAP" is defined in Section 1.4.
          ----                -----------

         "Government Authority" means any agency, authority, board, bureau,
          --------------------
commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit, whether federal, state, county, district, city or other political subdivision, foreign or otherwise and whether now or hereafter in existence, or any officer or official of any thereof.

         "Guarantee Agreements" means (i) the Guarantee Agreement, dated as of
          --------------------
March 25, 1999, among Star Gas Partners, Holdings and the Trustee in the form of Exhibit K-1, and (ii) the Guarantee Agreement, dated as of March 25, 1999, among
-----------
the Material Subsidiaries and the Trustee in the form of Exhibit K-2.

         "Hazardous Material" means:
          ------------------

               (a)    any "hazardous substance," as defined by CERCLA;

               (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended;

               (c) any "pollutant" pursuant to the Clean Water Act, as amended;

               (d)    any petroleum product or related compound;

               (e)    any polychlorinated biphenyls or friable asbestos;

               (f)    any radioactive material or substance; or

               (g) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, substance or waste within the meaning of any other Environmental Law, all as amended or hereafter amended.

         "Holdings" means Petro Holdings, Inc., a Minnesota corporation.
          --------

         "Indebtedness" of any Person means, without duplication:
          ------------

               (a) any indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed;

               (b) any indebtedness, whether or not for borrowed money, with respect to which such Person has become directly or indirectly liable and which represents the deferred purchase price (or a portion thereof) or has been incurred to finance the purchase price (or a portion thereof) of any property or service or business acquired by such Person, whether, by purchase, consolidation, merger or otherwise;

                      (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                      (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                      (e) all Capitalized Lease Liabilities;

                      (f) any indebtedness, whether or not for borrowed money, secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, provided that the amount of such Indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as determined in good faith, by such Person) of the property subject to such Lien;

                      (g) all liabilities of such Person in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                      (h) any indebtedness of the character referred to in clause (a) through (g) of this definition deemed to be extinguished under GAAP but for which such Person remains legally liable but only to the extent of such legal liability; and

                      (i) any indebtedness of any other Person of the character referred to in clause (a) through (h) of this definition with respect to which the Person whose Indebtedness is being determined has become liable by way of a Contingent Liability.

        "Indemnified Liabilities" is defined in Section 11.4.
         -----------------------                ------------

        "Indemnified Parties" is defined in Section 11.4.
         -------------------                ------------

         "Insolvency Proceeding" means (a) any case, action or proceeding before
          ---------------------
any court or other Government Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of a Person's creditors generally or any substantial portion of a Person's creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Intercreditor Agreement" means that certain Intercreditor and Trust
          -----------------------
Agreement, dated as of March 25, 1999, among Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries, as Obligors, HSBC Bank USA (formerly known as Marine Midland Bank), as Trustee, the Note Purchasers named therein, as Note Holders, the Lenders named therein, and the

Agent, in its capacity as Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

         "Interest Period" means, relative to any LIBOR Loan, the period
          ---------------
beginning on (and including) the date on which such LIBOR Loan is made or continued as, or converted into, a LIBOR Loan pursuant to Section 2.3 or 2.4 and
                                                          -----------    ---
ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or any shorter period if acceptable to all the Lenders, in each case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that:
                            -----------    ---

               (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five (5) different dates;

               (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

               (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applied to LIBOR Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

               (d) no Interest Period may end later than the date set forth in clause (a) of the definition "Facility A Commitment Termination
            ---------
         Date," in the case of Interest Periods for Facility A Loans, or in the case of Interest Periods for Facility C Loans any date on which a principal payment is due if it would be necessary to repay Facility C Loans before the end of the Interest Period applicable thereto.

         "Investment" means, relative to any Person, any direct or indirect
          ----------
purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person prepared in accordance with GAAP, including, without limitation, any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest, but excluding any Permitted Hedging Agreement and investments in any company by which such company becomes a Material Subsidiary. For the purposes of Section 8.2.5, the amount involved in
                                         -------------
Investments made during any period shall be the aggregate cost during such period to Holdings, the Borrower and the Material Subsidiaries of all such Investments, determined in accordance with GAAP, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of such investments and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which such Investments were made, less any net return of capital realized during such period upon the sale, repayment or other liquidation of such Investment (determined in accordance with GAAP, but without regard to any amounts received as earnings (in the form of dividends not constituting a return of capital, interest or otherwise) on such Investment or as loans from any Person in whom such Investment has been made).

         "Issue" means, with respect to any Letter of Credit, to issue or extend
          -----
the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms Issued, Issuing, and Issuance have corresponding meanings.
          ------  -------      --------

         "Issuer" means BofA, in its capacity as issuer of one or more Letters
          ------
of Credit, or any successor issuer thereto as may be reasonably agreed upon by the Agent, the Required Lenders and the Borrower.

         "L/C Amendment Applications" means, as relevant, a Facility A L/C
          --------------------------
Amendment Application, a Facility B L/C Amendment Application or a Facility C L/C Amendment Application or all.

         "L/C Applications" means, as relevant, a Facility A L/C Application, a
          ----------------
Facility B L/C Application or a Facility C L/C Application or all.

         "L/C Obligations" means the Facility A L/C Obligations, the Facility B
          ---------------
L/C Obligations and the Facility C L/C Obligations.

         "L/C-Related Documents" means, as relevant, the Facility A L/C-Related
          ---------------------
Documents, the Facility B L/C-Related Documents or the Facility C L/C-Related Documents, or all.

         "Lenders" is defined in the preamble.
          -------                    --------

         "Letters of Credit" means the collective reference to the Facility A
          -----------------
Letters of Credit, the Facility B Letters of Credit and the Facility C Letters of Credit, including all Existing Letters of Credit.

         "Level" means, at any time, Level I, Level II, Level III, Level IV or
          -----
Level V determined in accordance with the following table on the basis of the Pricing Ratio computed as of the end of the Fiscal Quarter immediately preceding the date of determination:

                             Pricing Ratio determined as of
                               the end of the immediately
                   Level        preceding Fiscal Quarter
                   -----        ------------------------

                     I          less than 3.00

                    II          greater than or equal to 3.00 less than 3.50

                    III         greater than or equal to 3.50 less than 3.75

                    IV          greater than or equal to 3.75 less than 4.00

                     V          greater than or equal to 4.00

Notwithstanding the foregoing, any change in the Level shall be determined by the Agent based upon the financial information required to be contained in the Compliance Certificates delivered by the Borrower to the Agent with respect to each Fiscal Quarter of the Borrower and shall, subject to the next two succeeding sentences, become effective as of the day following the date of delivery of such Compliance Certificate. If the Borrower shall have failed to deliver a Compliance Certificate for any Fiscal Quarter by the day which is ten (10) days after the date on which such Compliance Certificate is required by this Agreement to be delivered to the Agent, and without limiting the other rights and remedies of the Agent and the Lenders hereunder, the Level shall, notwithstanding the actual Pricing Ratio at such time, be deemed to be Level V as of the first day of the Fiscal Quarter beginning after the Fiscal Quarter for which such Compliance Certificate was due and shall continue at such Level until such Compliance Certificate shall have been delivered. During the period from the Effective Date through December 31, 2001, the Level shall, notwithstanding the actual Pricing Ratio at such time, be deemed to be Level IV unless such actual Pricing Ratio exceeds Level IV, in which event the applicable Level shall be Level V.

         "Leverage Ratio" means, at any date of determination, the ratio of
          --------------
Funded Debt at such date to Consolidated Cash Flow for the then immediately preceding four (4) Fiscal Quarters of the Borrower.

         "LIBOR" means, for each Interest Period for each LIBOR Loan, the
          -----
interest per annum obtained by the Agent as offered quotations (rounded upwards, if necessary, to the nearest 1/100 of 1%) that appear on the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page number 3740 or 3750, as applicable) for deposits (on the date two (2) Business Days prior to the first day of such Interest Period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m., London time; provided that if such rate does not appear on such page or service or such service shall cease to be available, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) which the Agent has determined to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits on the date two (2) Business Days prior to the first day of such Interest Period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m., London time.

         "LIBOR Loan" means any Loan bearing interest, at all times during an
          ----------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBOR (Reserve Adjusted).

         "LIBOR (Reserve Adjusted)" means, relative to any Loan to be made,
          ------------------------
continued or maintained as, or converted into, a LIBOR Loan for any Interest Period, a rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                    LIBOR                            LIBOR
            ----------------------  =   -------------------------------
              (Reserve Adjusted)        1.00 - LIBOR Reserve Percentage


The LIBOR (Reserve Adjusted) for any Interest Period for LIBOR Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from the Reference Lender, two (2) Business Days before the first day of such Interest Period.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for
          ------------------------
LIBOR Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means, as to any Person, any mortgage, lien (statutory or
          ----
otherwise), pledge, reservation, right of entry, encroachment, easement, right of way, restrictive covenant, license, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement with respect to any of the foregoing which names such Person as debtor, the signing of any security agreement with respect to any of the foregoing authorizing any other party as the secured party thereunder to file any financing statement or any other agreement to give or grant any of the foregoing. For the purposes of this Agreement, a Person shall be deemed to be the owner of any asset which it has placed in trust for the benefit of the holders of Indebtedness of such Person and such trust shall be deemed to be a Lien if such Person remains legally liable therefor, notwithstanding that such Indebtedness is or may be deemed to be extinguished under GAAP.

         "Loan" means, as the context may require, a Facility A Loan, a Facility
          ----
C Loan or a Swing Loan.

         "Loan Document" means this Agreement, the Notes, the Guarantee
          -------------
Agreements, the Security Documents, the L/C-Related Documents, the Intercreditor Agreement, the letter agreement referred to in Section 3.3.4 and any pledge
                                               -------------
agreement, security agreement, guaranty, or mortgage or subordination agreement delivered to the Agent pursuant to this Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Maintenance Capital Expenditures" means, after consideration is given
          --------------------------------
for attrition of volume, those capital expenditures made after January 1, 1999, required to maintain weather normalized volume of heating oil sold on an annual basis. For purposes of the foregoing, Maintenance Capital Expenditures shall not include (i) capital expenditures made for the purposes of upgrading facilities for the purpose of generating incremental net cash flow, and (ii) capital expenditures made in connection with acquisitions of businesses.

         "Managing General Partner" means Star Gas LLC, a Delaware limited
          ------------------------
liability company.

         "Material Adverse Effect" means, without limitation, a material adverse
          -----------------------
effect on (i) the condition (financial or otherwise), business, prospects, operations, assets or properties of Star Gas Partners, (ii) the condition (financial or otherwise), business, prospects, operations, assets or properties of Holdings, the Borrower and the Material Subsidiaries (taken as a whole),
(iii) any Obligor's ability to perform its obligations under any Loan Document to which it is a party,

(iv) the security interests (or the value or priority thereof) granted under the Security Documents, or (v) the validity of the Loan Documents.

         "Material Subsidiary" means Petro, Inc., Ortep of Connecticut, Inc.,
          -------------------
Maxwhale Corp., Petro/Crystal Corp., Ortep of New Jersey, Inc., Ortep of Pennsylvania, Inc., Marex Corporation, Star Gas Corporation and A.P. Woodson Company, Inc., any Subsidiary formed or acquired in connection with the Contemplated Acquisition and, unless waived by the Agent, all other existing, future, direct and indirect Subsidiaries of the Borrower and Holdings.

         "Multiemployer Plan" means a "multiemployer plan," within the meaning
          ------------------
of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three (3) calendar years, has made, or been obligated to make, contributions.

         "Note" means, as the context may require, either a Facility A Note, a
          ----
Facility C Note or a Swing Note, or any or all of them.

         "Note Agreements" means, collectively, (a) the several substantially
          ---------------
identical note exchange agreements dated as of March 25, 1999 pursuant to which $64,837,000 original principal amount of the Borrower's senior secured notes (which Indebtedness constitutes Private Placement Debt) and $2,140,000 original principal amount of the Borrower's subordinated notes (which Indebtedness constitutes Existing Subordinated Debt ) was issued, (b) the several substantially identical note purchase agreements dated as of March 25, 1999 pursuant to which $90,000,000 original principal amount of the Borrower's senior secured notes (which Indebtedness constitutes Private Placement Debt) was issued and (c) the several substantially identical note purchase agreements dated as of October 1, 2000 pursuant to which $40,000,000 original principal amount of the Borrower's senior secured notes (which Indebtedness constitutes Private Placement Debt) was issued.

         "Note Holders" is defined in the Intercreditor Agreement.
          ------------

         "Obligations" means the obligations of the Borrower to the Agent, the
          -----------
Issuer and the Lenders under this Agreement, the Letters of Credit, the Notes and each other Loan Document.

         "Obligor" means Star Gas Partners, Holdings, the Borrower, the Material
          -------
Subsidiaries or any other Person (other than the Agent, the Issuer, the Arranger or any Lender) obligated under any Loan Document.

         "Other Facilities" is defined in Section 11.12.
          ----------------                -------------

         "Organic Document" means, relative to any Obligor, its partnership
          ----------------
agreement, certificate of incorporation, certificate of formation, its by-laws or operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Capital Stock or other equity interests.

         "Parity Debt" means the obligations of the Borrower described in clause
          -----------                                                     ------
(iv) of Section 8.2.2(a) (other than secured subordinated Indebtedness referred
----    ---------------
to in clause (E) thereof), which are secured and will rank pari passu with the
      ----------
Obligations hereunder.

         "Participant" is defined in Section 11.11.2.
          -----------                ---------------

         "Participating Lender" is defined in Section 2.1.5(a)(v).
          --------------------                -------------------

         "PBGC" means the Pension Benefit Guaranty Corporation or any Government
          ----
Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of
          ------------
ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) which the Borrower and/or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Percentage" means the Facility A Percentage, the Facility B Percentage
          ----------
or the Facility C Percentage, as applicable, or all.

         "Permitted Hedging Agreements" means fuel oil hedging agreements for
          ----------------------------
the purpose of hedging (a) price fluctuations of inventory of the Borrower and its Material Subsidiaries, and (b) the Borrower's obligation to deliver fuel oil at capped prices (and not for investment or speculative purposes).

         "Permitted Subordinated Debt" means Indebtedness that is subordinated
          ---------------------------
to the Obligations on and subject to the following terms and conditions (as applicable):

         (a) if such Indebtedness is provided by an Affiliate of any Obligor, such Indebtedness (i) shall be created under an agreement containing subordination provisions as are set forth in Exhibit H-1 (in the case of
                                             -----------
Indebtedness of Holdings, the Borrower or any Material Subsidiary) or Exhibit
                                                                      -------
H-2 (in the case of Indebtedness of Star Gas Partners) and (ii) shall otherwise
---
be on terms reasonably satisfactory to the Agent;

         (b) if such Indebtedness is provided by a Person that is not an Affiliate of any Obligor, such Indebtedness (i) shall not exceed $25,0000,000 in aggregate principal amount outstanding at any time, (ii) shall bear interest at market rates, (iii) shall not provide for any principal repayments (whether at maturity, upon prepayment, upon scheduled installment or otherwise) that would exceed $2,000,000 in the aggregate during any Fiscal Year during the term of this Agreement and (iv) shall be created under an agreement containing subordination and other provisions that are reasonably satisfactory to the Agent; provided that the limitations set forth in clauses (i) and (iii) above
                                                  -----------     ----
shall not apply with respect to Indebtedness of Star Gas Partners; and

         (c) such Indebtedness shall not be secured by any property or other assets of any Obligor unless the Senior Debt is secured by the same property or assets and, if such Indebtedness is to be so secured, the Liens of the holder or holders of such Indebtedness shall be subordinated to the Liens securing the Senior Debt on terms that are reasonably satisfactory to the Agent (and, if such Indebtedness is to be secured by any Collateral, the Intercreditor Agreement and the Security Documents shall be amended in form and substance satisfactory to the Agent to reflect such subordination).

         "Person" means any natural person, corporation, partnership, firm,
          ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of
          ----
ERISA), subject to Part 4 of Title I (B) of ERISA which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Post-Default Rate" means (a) in respect of any Loans a rate per annum
          -----------------
equal to: (i) if such Loans are Base Rate Loans, 2% above the Alternate Base Rate as in effect from time to time plus the Applicable Base Rate Margin (but in no event less than the interest rate in effect on the due date), or (ii) if such Loans are LIBOR Loans, 2% above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, 2% above the Alternate Base Rate as in effect from time to time plus the Applicable Base Rate Margin (but in no event less than the interest rate in effect on the due date); and (b) in respect of other amounts payable by the Borrower hereunder (other than interest) not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such other amounts are paid in full equal to 2% above the Alternate Base Rate as in effect from time to time plus the Applicable Base Rate Margin (but in no event less than the interest rate in effect on the due date).

         "Pricing Grid" means the following:
          ------------
                                            Applicable            Applicable
         Level           Facility Fee      LIBOR Margin        Base Rate Margin
         -----           ------------      ------------        ----------------

         Level I            0.375%            1.125%                0.000%

         Level II           0.375%            1.375%                0.125%

         Level III          0.500%            1.500%                0.250%

         Level IV           0.500%            1.625%                0.500%

         Level V            0.500%            1.750%                0.500%

         "Pricing Ratio" means, as of the last day of each Fiscal Quarter of the
          -------------
Borrower, the ratio of (a) the sum of Funded Debt plus the aggregate undrawn or drawn amount of all issued Facility B Letters of Credit on such last day to (b) Consolidated Cash Flow for such Fiscal Quarter of the Borrower and the three (3) immediately preceding Fiscal Quarters of the Borrower.

         "Private Placement Debt" means all of the existing secured Indebtedness
          ----------------------
set forth on Item 8.2.2(a)(i) of the Disclosure Schedule and other Parity Debt now or hereinafter incurred.

         "Pro Forma Basis" as used only in the definition of SGP Consolidated
          ---------------
Pro Forma Operating Cash Flow, means the adjustment of any item of income or expense of any Person for any period as follows, (a) if such Person or any of its Subsidiaries has incurred, repaid, discharged or defeased any Indebtedness since the beginning of such period, the SGP

Consolidated Operating Cash Flow and the SGP Consolidated Interest Expense of such Person for such period will be calculated after giving effect on a pro forma basis to (i) the incurrence of any Indebtedness as if such Indebtedness has been incurred on the first day of such period, (ii) the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged as if such discharge had occurred on the first day of such period, and (iii) the interest income realized by such Person and its Subsidiaries on the proceeds of such Indebtedness, to the extent not yet applied at the date of determination, assuming such proceeds earned interest at the rate of 5% per annum from the date such proceeds were received through such date of determination, (b) if since the beginning of such period such Person or any of its Subsidiaries will have made any Asset Disposition, the SGP Consolidated Operating Cash Flow for such period will be reduced by an amount equal to the SGP Consolidated Operating Cash Flow (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the SGP Consolidated Operating Cash Flow (if negative), directly attributable thereto for such period, and the SGP Consolidated Interest Expense for such period will be reduced by an amount equal to the SGP Consolidated Interest Expense directly attributable to any Indebtedness of such Person or any of its Subsidiaries repaid, repurchased, defeased or otherwise discharged with respect to such Person and its continuing Subsidiaries in connection with such Asset Dispositions for such period (or, if the Capital Stock of any of its Subsidiaries is sold, the SGP Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent such Person and its continuing Subsidiaries are no longer liable for such Indebtedness after such sale), (c) if since the beginning of such period such Person or any of its Subsidiaries (by merger or otherwise) will have made an Investment in any Subsidiary (or any Person which becomes a Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of the assets of an operating unit of a business, the SGP Consolidated Operating Cash Flow and the SGP Consolidated Interest Expense for such period will be calculated after giving pro forma effect hereto (including the incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and (d) the SGP Consolidated Net Income will be calculated without reduction for expenses incurred in connection with the Restructuring Transactions. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of the SGP Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, such pro forma calculations will be determined in good faith by the senior financial officer of such Person; provided, however, that such officer shall assume (A) the historical sales and gross profit margins associated with such assets for the most recent consecutive twelve (12) month period ended prior to the date of purchase for which financial statements are available (provided that the first month of such period will be no more than eighteen (18) months prior to such date of purchase), less estimated post-acquisition loss of customers (not to be less than 5%) and (B) other expenses as if such assets had been owned by such Person since the first day of such period. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness will be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period.

         "Property" means any right or interest in or to property whatsoever,
          --------
whether real, personal or mixed and whether tangible or intangible.

         "Qualified Capital Stock" means Capital Stock not constituting
          -----------------------
Disqualified Stock.

         "Quarterly Payment Date" means the last day of each March, June,
          ----------------------
September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

         "Reference Lender" means BofA, so long as BofA is the Agent, or the
          ----------------
Lender serving for the time being as a successor Agent to BofA pursuant to
Section 10.9.
------------

         "Regulatory Change" means, relative to the Agent or any Lender, any
          -----------------
change after the date hereof in any (or the adoption after the date hereof of any new):

               (a) United States Federal or state law or foreign law applicable to the Agent or such Lender; or

               (b) regulation, interpretation, directive, or request (whether or not having the force of law) applicable to such Agent or such Lender or any court or government authority charged with the interpretation or administration of any law referred to in the immediately preceding clause (a) or of any fiscal, monetary, or other authority having
         ----------
         jurisdiction over the Agent or such Lender.

         "Reimbursement Obligation" is defined in Section 4.6.
          ------------------------                -----------

         "Release" means a "release," as such term is defined in CERCLA.
          -------

         "Reportable Event" means, any of the events set forth in Section
          ----------------
4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Lenders" means, except as otherwise provided in the
          ----------------
Intercreditor Agreement with respect to matters covered thereby, Lenders holding 51% or more of the Commitments (or, if the Commitments have been terminated, Lenders holding 51% or more of the aggregate outstanding Obligations).

         "Requirement of Law" means, as to any Person, any law (statutory or
          ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Government Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Resource Conservation and Recovery Act" means the Resource
          --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "Responsible Officer" means with respect to any Person, the President,
          -------------------
any Vice President, the Chief Financial Officer, the Treasurer and the Secretary of such Person and any other officer of such Person who is responsible for compliance with or performance of any obligation under or matter referred to in this Agreement with respect to the Borrower, and, in any case, any employee of the Borrower performing any of the above functions.

         "Restricted Investment" means any Investment other than those permitted
          ---------------------
by Section 8.2.5.
   -------------

         "Restricted Payment" means any payment or other distribution made after
          ------------------
March 25, 1999 in respect of stock in Holdings, except a distribution payable solely in additional stock of Holdings, and any payment by Holdings on account of the redemption, retirement, purchase or other acquisition of stock.

         "Restructuring Transactions" means a series of related transactions
          --------------------------
which occurred in March of 1999 pursuant to which (i) the Borrower became a 99.99% owned subsidiary of Holdings, (ii) Holdings became an indirect wholly-owned subsidiary of Star Gas Partners, (iii) Star/Petro (a direct wholly-owned subsidiary of Star Gas Partners and the direct parent of Holdings) assumed Star Propane's 8.04% First Mortgage Notes and 7.17% First Mortgage Notes, and (iv) the Managing General Partner replaced Star Gas Corporation as the sole general partner of Star Gas Partners and Star Propane.

         "Securities Act" means the Securities Act of 1933, as amended from time
          --------------
to time.

         "Security" is defined in Section 2(1) of the Securities Act.
          --------

         "Security Agreements" means (i) the Pledge and Security Agreement,
          -------------------
dated as of March 25, 1999, among the Borrower, the Material Subsidiaries and the Trustee, as amended, supplemented, restated or otherwise modified from time to time, and (ii) the Pledge and Security Agreement, dated as of March 25, 1999, between Holdings and the Trustee, as amended, supplemented, restated or otherwise modified from time to time.

         "Security Documents" means any of the documents securing the Notes,
          ------------------
including without limitation, the Security Agreements.

         "Senior Debt" means the Obligations and the Private Placement Debt.
          -----------

         "Sevin Group" means Irik P. Sevin, Audrey L. Sevin and any testamentary
          -----------
trust, all beneficiaries of which are members of the immediate family of Irik P. Sevin or Audrey L. Sevin, and all trustees which are members of the immediate family of Irik P. Sevin or Audrey L. Sevin and, under the terms of the trust, have the power to vote membership interests in the Managing General Partner.

         "SGP Consolidated Interest Expense" means, of any Person for any
          ---------------------------------
period, the sum (without duplication) of (i) all interest deducted (including the interest component of Capitalized Lease Liabilities) net of up to $3,000,000 of interest income received in any four (4) consecutive fiscal quarters (or a ratable portion for any other period) in determining its SGP Consolidated Net Income, together with all interest capitalized or deferred during such period and not deducted in determining the SGP Consolidated Net Income for such period, and (ii) all Indebtedness issuance cost, discount and expense amortized. Interest on the Exchanged Notes shall be included only at their stated rate or rates at the time in effect.

         "SGP Consolidated Net Income" means, with reference to any Person for
          ---------------------------
any period, the net income (or loss) of such Person and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between such Person and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of such Person and its Subsidiaries in accordance with GAAP, provided that there shall be excluded:

               (a) the income (or loss) of any other Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with such Person or a Subsidiary of such Person, and the income (or loss) of any such Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

               (b) the income (or loss) of any other Person (other than a Subsidiary of such Person) in which such Person or any Subsidiary of such Person has an ownership interest, except to the extent that any such income has been actually received by such Person or its Subsidiary in the form of cash dividends or similar cash distributions, it being understood that all amounts actually received by such Person shall be included in the SGP Consolidated Net Income,

               (c) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

               (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

               (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

               (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

               (g) any net gain from the collection of the proceeds of life insurance policies,

               (h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Indebtedness, of such Person or any Subsidiary of such Person,

               (i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

               (j) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition over the cost of the investment in such Subsidiary,

               (k) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

               (l) any portion of such net income that cannot be freely converted into United States Dollars.

         "SGP Consolidated Operating Cash Flow" means, of any Person for any
          ------------------------------------
period, the sum of (i) the SGP Consolidated Net Income of such Person for such period plus, to the extent deducted in arriving at such SGP Consolidated Net Income; (ii) (w) depreciation, depletion, amortization, and all other non-cash expenses of such Person for such period; (x) income tax expense of such Person for such period; and (y) interest expense of such Person for such period, all determined for such Person and its Subsidiaries in accordance with GAAP.

         "SGP Consolidated Pro Forma Interest Expense" means, of any Person for
          -------------------------------------------
any period, the SGP Consolidated Interest Expense of such Person for such period determined on a Pro Forma Basis.

         "SGP Consolidated Pro Forma Operating Cash Flow" means, of any Person
          ----------------------------------------------
for any period, the SGP Consolidated Operating Cash Flow of such Person for such period determined on a Pro Forma Basis.

         "SGP Restricted Payment" is defined in Section 8.2.6(b).
          ----------------------                ----------------

         "Sold Assets" means those assets sold by Petro to Star Propane on the
          -----------
date the Restructuring Transactions are consummated and which are immediately thereafter transferred to Holdings on such date.

         "Star Gas Corporation" means Star Gas Corporation, a Delaware
          --------------------
corporation, that is the general partner of Star Gas Partners prior to the consummation of any of the Restructuring Transactions.

         "Star Gas Partners" means Star Gas Partners, L.P., a Delaware limited
          -----------------
partnership.

         "Star/Petro" means Star/Petro, Inc., a Minnesota corporation.
          ----------

         "Star Propane" means Star Gas Propane, L.P., a Delaware limited
          ------------
partnership.

         "Stated Maturity Date" means, with respect to the Facility A Loans,
          --------------------
Swing Loans and Facility C Working Capital Loans, June 30, 2004 and, with respect to the Facility C Loans (other than the Facility C Working Capital Loans), June 30, 2006.

         "Subsidiary" means, with respect to any Person, any corporation,
          ----------
limited liability company, business trust, association, partnership, joint venture or other business entity at least a majority (by number of votes) of the stock of any class or classes (or equivalent interest) of which is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, if the holders of the stock of such class or classes (or equivalent interests) (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or Persons performing similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of the majority of the directors (or Persons performing similar functions) of such business entity, whether or not the right so to vote exists by reason of the happening of a contingency. Unless the context otherwise requires, any reference to a Subsidiary shall mean a Subsidiary of the Borrower, Holdings or Star Gas Partners. Star Propane shall be deemed to be a Subsidiary of Star Gas Partners so long as Star Gas Partners owns a majority of the limited partnership interests in Star Propane and the Managing General Partner is the sole general partner of Star Propane.

         "Swing Line" is defined in Section 2.7.
          ----------                -----------

         "Swing Line Lender" is defined in Section 2.7.
          -----------------                -----------

         "Swing Loan" is defined in Section 2.7.
          ----------                -----------

         "Swing Loan Request" means a loan request and certificate duly executed
          ------------------
by a Responsible Officer of the Borrower on behalf of the Borrower and substantially in the form of Exhibit J.

         "Swing Note" is defined in Section 2.7.
          ----------                -----------

         "Synthetic Lease" means each arrangement, however described, under
          ---------------
which the obligor: (a) accounts for its interest in the property covered thereby under GAAP as if the obligor were the lessee of a lease which is not a capital lease; and (b) accounts for its interest in the property covered thereby for Federal income tax purposes as if the obligor were the owner.

         "Synthetic Lease Interest Component" means, with respect to any Person
          ----------------------------------
for any period, the portion of rent paid or payable (without duplication) for such period under Synthetic Leases of such Person that would be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13 if such Synthetic Leases were treated as capital leases under GAAP.

         "Synthetic Lease Obligation" means, as to any Person with respect to
          --------------------------
any Synthetic Lease at any time of determination, the amount of the liability of such Person in respect of such Synthetic Lease that would (if such lease was required to be classified and accounted for as a capital lease on a balance sheet of such Person in accordance with GAAP) be required to be capitalized on the balance sheet of such Person at such time.

         "Synthetic Lease Principal Component" means, with respect to any Person
          -----------------------------------
for any period, the portion of rent (exclusive of the Synthetic Lease Interest Component) paid or payable (without duplication) for such period under Synthetic Leases of such Person that was deducted in calculating Consolidated Net Income of such Person for such period.

         "Taxes" is defined in Section 5.6.
          -----                -----------

         "Trustee" means HSBC Bank USA (formerly known as Marine Midland Bank)
          -------
or any permitted successor under the Intercreditor Agreement.

         "type" means, relative to any Loan, the portion thereof, if any, being
          ----
maintained as a Base Rate Loan or a LIBOR Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's
          --------------------------
benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" or "U.S." means the United States of America, its fifty
          -------------      ---
States and the District of Columbia.

         "Wholly-Owned Subsidiary" means any corporation in which (other than
          -----------------------
directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Borrower, Holdings, or by one or more of the other Wholly-Owned Subsidiaries of the Borrower or Holdings, or any of them. The Borrower shall be deemed to be a Wholly-Owned Subsidiary of Holdings so long as Holdings owns at least 99.00% of the Borrower's issued and outstanding equity securities.

         SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the
                     --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3 Other Interpretive Provisions.
                     -----------------------------

               (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

               (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and clause, subsection, section, schedule and exhibit references are to this Agreement unless otherwise specified.

               (c)    (i)    The term "documents" includes any and all
         instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

               (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

               (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

               (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

               (g) Unless otherwise expressly provided herein, financial calculations applicable to the Borrower shall be made on a consolidated basis among Holdings, the Borrower and the Material Subsidiaries.

         SECTION 1.4 Accounting and Financial Determinations. Unless otherwise
                     ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles in effect in the United States of America from time to time ("GAAP"). Notwithstanding the
                                             ----
foregoing, if the Borrower, the Required Lenders or the Agent determines that a change in GAAP from that in effect on the date hereof, has altered the treatment of certain financial data to its detriment under this Agreement, such party may seek of the others a renegotiations of any financial covenant affected thereby. If the Borrower, the Required Lenders and Agent cannot agree on renegotiated covenants, then, for the purposes of this Agreement, GAAP will refer to generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION 2.1 Commitments. On the terms and subject to the conditions of
                     -----------
this Agreement (including Article VI), each Lender severally agrees to make
                          ----------
Loans and participate in Letters of Credit pursuant to the Commitments described in this Section 2.1.
        -----------

               SECTION 2.1.1  Facility A Commitment.
                              ---------------------

               (a) On the terms and subject to the conditions of this Agreement (including, without limitation, Section 2.1.4 and Section
                                                  -------------     -------
        8.1.11), from time to time on any Business Day occurring prior to the
        ------
        Facility A Commitment Termination Date, each Lender will make loans (relative to such Lender, its "Facility A Loans") to the Borrower in an
                                       ----------------
        aggregate principal amount not to exceed at anytime outstanding the lesser of (a) the amount set forth opposite such Lender's name on
        Schedule II under the caption "Facility A Commitment" (such amount as
        -----------
        the same may be reduced hereunder or as reduced or increased as a result of one or more assignments under Section 11.11.1, such Lender's
                                         ---------------
        "Facility A Commitment"), and (b) such Lender's pro rata portion of an
         ---------------------
        amount equal to (i) the Facility A Borrowing Base minus (ii) the Effective Amount of all Facility C Working Capital Loans. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Facility A Loans.

               (b) As a subfacility of the combined Facility A Commitments, the Borrower may, subject to the terms and conditions of this Agreement, request (i) the Issuer to issue Facility A Letters of Credit pursuant to
        Article IV and (ii) the Swing Line Lender to make Swing Loans pursuant
        ----------
        to Section 2.7.
           -----------

               (c) The Borrower shall deliver a Borrowing Base Certificate to the Agent on or prior to the Effective Date to permit the Agent to determine the Facility A Borrowing Base to be in effect on the Effective Date and, thereafter, shall deliver Borrowing Base Certificates and such other materials to the Agent in accordance with the provisions of Section 8.1.1(j). Each such Borrowing Base
                           ----------------
         Certificate shall certify the Facility A Borrowing Base in effect on the last day of the applicable reporting period. Promptly following its receipt of each Borrowing Base Certificate, the Agent shall determine the then current Facility A Borrowing Base using the information contained in such Borrowing Base Certificate and shall notify the Borrower and each Lender of the Facility A Borrowing Base so determined. Each determination of the Facility A Borrowing Base by the Agent shall remain in effect until notice of a redetermined Facility A Borrowing Base shall have been given by the Agent in accordance with the provisions of this Section 2.1.1(c); provided, however, if the
                                ----------------
         Borrower fails to deliver a Borrowing Base Certificate, the Borrower will be unable to borrow Facility A Loans until such time that a Borrowing Base Certificate is delivered.

         SECTION 2.1.2 Facility B Commitment. On the terms and subject to the
                       ---------------------
conditions of this Agreement (including without limitations Section 2.1.4), from
                                                            -------------
time to time on any Business Day occurring prior to the Facility B Commitment Termination Date, the Issuer shall issue and the Lenders shall participate in Facility B Letters of Credit pursuant to Section 4.1.
                                         -----------

         SECTION 2.1.3 Facility C Commitment. On the terms and subject to the
                       ---------------------
conditions of this Agreement (including without limitation Section 2.1.4), from
                                                           -------------
time to time on any Business Day occurring prior to the Facility C Loan Conversion Date, each Lender will make loans (relative to such Lender, its "Facility C Loans") to the Borrower and/or issue, or participate in, Facility C
 ----------------
Letters of Credit pursuant to Article IV in an aggregate principal
                              ----------
amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule II under the caption "Facility C Commitment" (such
                 -----------
amount as the same may be reduced hereunder or as reduced or increased as a result of one or more assignments under Section 11.11.1, such Lender's "Facility
                                        ---------------                 --------
C Commitment"). On the terms and subject to the conditions hereof, the Borrower
------------
may from time to time borrow, prepay and reborrow Facility C Loans prior to the Facility C Loan Conversion Date.

         SECTION 2.1.4 Restrictions on Loans. None of the Lenders shall be
                       ---------------------
permitted or required to:

               (a) make any Facility A Loan or Facility C Working Capital Loan if, after giving effect thereto, the sum of (i) the Effective Amount of all Facility A Loans, plus (ii) the Effective Amount of all Facility A L/C Obligations, plus (iii) the Effective Amount of all Swing Loans plus (iv) the Effective Amount of all Facility C Working Capital Loans, would exceed the lesser of (x) the sum of (i) combined Facility A Commitments and (ii) the Facility C Working Capital Loan Cap and (y) the Facility A Borrowing Base; or

               (b) make any Swing Loan, if after giving effect thereto, the Effective Amount of all Swing Loans would exceed $5,000,000; or

               (c) make any Facility C Loan if, after giving effect thereto, the Effective Amount of all Facility C Loans together with the Effective Amount of all Facility C L/C Obligations would exceed the Facility C Commitment; or

               (d)    make any Facility C Loan, if after giving effect thereto,
         Section 8.1.13(b) would be breached.
         ----------------

               SECTION 2.1.5  Increase of Facility C Commitments; New
                              ---------------------------------------
Commitments.
-----------

               (a) With the consent of the Agent and the Participating Lenders referred to below, the Borrower may, following the Effective Date, either establish new loan commitments under this Agreement or increase the then effective aggregate amount of the Facility C Commitments (in either case, a "Commitment Change") if the Borrower
                                         -----------------
         determines that it requires additional funding in order for it to consummate the Contemplated Acquisition; provided that:

                      (i) the aggregate amount of the Commitment Change pursuant to this Section 2.1.5 shall not exceed $25,000,000; the
                                -------------
               minimum aggregate amount of the Commitment Change shall be $1,000,000 and any integral multiple of $1,000,000 in excess thereof;

                      (ii) the Borrower may make not more than one request for a Commitment Change, which request must be made on or before May 31, 2002 in connection with the consummation of the Contemplated Acquisition;

                      (iii) at the time any advance is made in respect of the Commitment Change, the Borrower shall have complied with Section
                                                                        -------
               8.2.5(b) with respect to the Contemplated Acquisition;
               -------

                      (iv) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of the Commitment Change;

                      (v) the Commitment Change shall be on such terms and subject to such conditions as the Borrower, the Agent and the Lenders that agree to participate in the Commitment Change (each such Lender, a "Participating Lender") shall mutually agree
                               --------------------
               (provided that any amount advanced in respect of such Commitment Change shall mature and be required to be repaid in full within one year after the date of such advance); and

                      (vi) the Borrower shall, and shall cause the other Obligors to, execute and deliver such amendments, documents, promissory notes and other instruments and take such other actions (including obtaining any necessary consents from third parties) as may be reasonably requested by the Agent in connection with the Commitment Change.

               (b)    Any request for a Commitment Change pursuant to this
         Section 2.1.5 shall be submitted by the Borrower to the Agent (which
         -------------
         shall promptly forward copies to the Lenders) specifying the proposed effective date and amount of the requested Commitment Change and be accompanied by a certificate of the Borrower stating that no Default or Event of Default exists or will occur as a result of such Commitment Change. The Borrower may also specify any fees offered to the Participating Lenders, which fees may be variable based upon the amount by which any such Participating Lender is willing to participate in the Commitment Change. No Lender shall have any obligation, express or implied, to participate in the Commitment Change, and only the consent of the Agent and each Participating Lender shall be required for a Commitment Change to be made effective pursuant to this Section 2.1.5.
                                                                 -------------
         Any Lender that does not become a Participating Lender shall not have any of its Commitments reduced or replaced without such Lender's prior written consent. Each Participating Lender shall as soon as practicable specify to the Agent and the Borrower the amount that such Lender is willing to commit to the proposed Commitment Change, and the Borrower may accept some or all of the offered commitments of such Lenders (such accepted amount, the "Accepted Commitment Amount").
                               --------------------------

               (c) Subject to compliance with the foregoing provisions of this Section 2.1.5 (including the effectiveness of all required
              -------------
         documentation and third party consents), the Commitment Change shall become effective as of the date requested by the Borrower in an amount equal to the Accepted Commitment Amount. The Agent shall at the time of the effectiveness of the Commitment Change or with reasonable promptness thereafter prepare and deliver to the Lenders a substitute
         Schedule II to this Agreement reflecting such Commitment Change (as
         -----------
         well as any changes to the Commitments and the related Percentages resulting from any interim assignments by the Lenders pursuant to
         Section 11.11.1), which substitute Schedule II shall (i) become
         ---------------                    -----------
         effective for all purposes of this Agreement upon the effectiveness of the Commitment Change and (ii) be conclusive absent manifest error. To the extent that the Commitment Change results in any losses or expenses to any of the Lenders pursuant to Section 5.4, such losses or expenses
                                           -----------
         shall be for the account of the Borrower.

         SECTION 2.2 Reduction and Termination of Commitments. The Commitments
                     ----------------------------------------
are subject to reduction and termination from time to time pursuant to this
Section 2.2.
------------

               SECTION 2.2.1 Optional. The Borrower may, from time to time on
                             --------
any Business Day occurring after the Effective Date, voluntarily reduce the unused amount of any Commitment; provided, however, that all such reductions shall require at least three (3) Business Days' prior notice to the Agent and be permanent, and any partial reduction of any Commitment shall be in an integral multiple of $1,000,000.

               SECTION 2.2.2 Mandatory. The applicable Commitment shall be
                             ---------
reduced by an amount equal to any amount required as a mandatory prepayment of the Facility A Loans or Facility C Loans as applicable pursuant to Section
                                                                   -------
3.1.1, 3.1.3(a), 3.1.3(f) or 3.1.3(i) (whether or not any Loans shall then be
-----  --------  --------    --------
outstanding under the applicable Commitment).

               SECTION 2.2.3 Termination.
                             -----------

               (a) Upon the occurrence of any event described in the definition of Facility A Commitment Termination Date, the Facility A Commitment shall be reduced to zero and shall terminate automatically and without further action.

               (b) Upon the occurrence of any event described in the definition of Facility B Commitment Termination Date, the Facility B Commitment shall be reduced to zero and shall terminate automatically and without further action.

               (c) Upon the occurrence of any event described in the definition of Facility C Commitment Termination Date, the Facility C Commitment shall be reduced to zero and shall terminate automatically and without further action.

         SECTION 2.3 Borrowing Procedure. By delivering a Borrowing Request to
                     -------------------
the Agent on or before 9:00 a.m., San Francisco time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than three nor more than five (5) Business Days' notice in the case of LIBOR Loans, and on the same day or no more than five (5) Business Days' notice in the case of Base Rate Loans, that a Borrowing be made in a minimum amount of $3,000,000 in the case of LIBOR Loans, and in a minimum amount of $1,000,000 in the case of Base Rate Loans, and in both instances in any integral multiple of $100,000 in excess thereof, or in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. Each Borrowing Request must be signed by a Responsible Officer of the Borrower. Upon receipt of any Borrowing Request, the Agent shall promptly notify the Lenders of such Borrowing Request. On or before 11:00 a.m., San Francisco time, on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts specified in the applicable Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. Swing Loans shall not be subject to this
Section 2.3.
-----------

         SECTION 2.4 Continuation and Conversion Elections. By delivering a
                     -------------------------------------
Continuation/Conversion Notice to the Agent on or before 9:00 a.m., San Francisco time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice that all, or any portion in a minimum amount of $3,000,000, in the case of LIBOR Loans, and in a minimum amount of $1,000,000 in the case of Base Rate Loans, and in both instances any integral multiple of $100,000 in excess thereof, of any Loans be, in the case of Base Rate Loans, converted into LIBOR Loans or, in the case of LIBOR Loans, be converted into a Base Rate Loan or a LIBOR Loan or continued as a LIBOR Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBOR Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBOR Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBOR Loans when any Default or Event of Default has occurred and is continuing.

         SECTION 2.5 Funding. Each Lender may, if it so elects, fulfill its
                     -------
obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBOR Loan; provided, however, that such LIBOR Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBOR Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of
Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Lender
-----------  ---  ---    ---
elected to fund all LIBOR Loans by purchasing, as the case may be, Dollar certificates of deposit in the U.S. or Dollar deposits in its Applicable Lending Office.

         SECTION 2.6 Loan Accounts/Notes.
                     -------------------

               (a) The Loans made by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the Letters of Credit Issued for the account of the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. In case of a discrepancy between the entries in the Agent's books and any Lender's books, the Agent's books shall be conclusive absent manifest error.

                (b) Upon the request of any Lender made through the Agent, the Facility A Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit
                                                                      -------
         A-1 hereto (each, a "Facility A Note" and collectively, the "Facility A
         ---                  ---------------                         ----------
         Notes"), instead of loan accounts. Each Facility A Note shall be dated
         -----
         the Effective Date, shall be payable to the order of such Lender in a principal amount equal to such Lender's Facility A Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Article III.
                                -----------

               (c) Upon the request of any Lender made through the Agent, the Facility C Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit
                                                                      -------
         A-2 hereto (each, a "Facility C Note" and collectively, the "Facility C
         ---                  ---------------                         ----------
         Notes"). Each Facility C Note shall be dated the Effective Date, shall
         -----
         be payable to the order of such Lender in a principal amount equal to such Lender's Facility C Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in
         Article III.

               (d) Each Lender shall enter on a schedule attached to its Notes a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof, (ii) each payment and prepayment of principal thereof, (iii) whether the interest rate is initially to be determined in accordance with Section 3.2.1(a) or Section 3.2.1(b), and
                                       ---------------     ---------------
         (iv) the Interest Period, if applicable. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make a notation on the schedule to its Note as aforesaid shall not limit or otherwise affect the obligation of the Borrower to repay the Loans in accordance with their respective terms as set forth herein.

         SECTION 2.7  Swing Line.
                      ----------

               (a) Upon the Borrower's request, and on the terms and subject to the conditions of this Agreement, BofA (in such capacity, the "Swing
                                                                           -----
         Line Lender") may, in its sole discretion, on and after the Effective
         -----------
         Date and prior to the Facility A Commitment Termination Date, make swing line loans (each, a "Swing Loan") available to the Borrower under
                                    ----------
         a swing line credit facility (the "Swing Line") in an aggregate amount
                                            ----------
         of up to $5,000,000 at any one time outstanding; provided that the Swing Line Lender shall not in any event be permitted or required to make any Swing Loan under the Swing Line if, after giving effect thereto, (i) the sum of the then aggregate outstanding principal amount of all Facility A Loans, Facility C Working Capital Loans, and Swing Loans plus the then aggregate amount of all Facility A L/C Obligations
               ----
         would exceed the lesser of (x) the sum of the combined Facility A Commitments plus the Facility C Working Capital Loan Cap and (y) the Facility A Borrowing Base, or (ii) the then aggregate outstanding principal amount of all Swing Loans made by the Swing Line Lender would exceed $5,000,000. The Swing Line Lender shall not be at any time obligated to make any Swing Loan.

               (b) Each request for Swing Loans shall be made from time to time by the Borrower delivering a Swing Loan Request therefor to the Agent and the Swing Line Lender at or before 12:00 noon, San Francisco time, on any Business Day. On the terms and subject to the conditions of this Agreement, each Swing Loan shall be disbursed on the Business Day on which the request therefor was timely made, in same day funds by wire transfer to such transferee(s), or to such account(s) of the Borrower, as the Borrower shall have specified in the request therefor. Swing Loans shall be in an aggregate minimum principal amount of $100,000 and any integral multiple of $50,000 in excess thereof.

               (c) Each Swing Loan outstanding under the Swing Line shall accrue interest at a rate per annum equal to the interest accrued on a Base Rate Loan (the Alternate Base Rate plus the Applicable Base Rate Margin) which interest shall be payable quarterly in arrears on each Quarterly Payment Date and on the Facility A Commitment Termination Date, and shall be payable to the Swing Line Lender; provided that, notwithstanding any other provision of this Agreement, each Swing Loan shall bear interest for a minimum of one (1) day.

               (d) Each Swing Loan under the Swing Line shall be due and payable on the earlier of:

                      (i) at or before 10:00 a.m., San Francisco time, on the fifth Business Day immediately following the date such Swing Loan was made pursuant to the Swing Line; and

                      (ii) in any event on the Facility A Commitment Termination Date;

provided that, if no Event of Default shall have occurred and be continuing, then unless the Borrower notifies the Swing Line Lender that it will repay such Swing Loan, on the due date of such Swing Loan, if and to the extent that the Borrower is permitted to borrow Facility A Loans under the terms of this Agreement (the Facility A Commitment being determined for such purpose without giving effect to any reduction thereof occasioned by such Swing Loans due and payable) at the time such Swing Loans are due and provided that the Agent shall have had sufficient prior written notice, the Borrower shall be deemed to have submitted a Borrowing Request for Facility A Loans at the Base Rate in an amount necessary to repay the amount demanded, and the provisions of Section 2.3
                                                              -----------
concerning the minimum principal amounts and integral multiples thereof required for Borrowings of Facility A Loans shall not apply to Facility A Loans made pursuant to this Section 2.7(d).
                 --------------

               (e) The Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Swing Loans, without incurring any premium or penalty; provided that:

                      (i) each such voluntary prepayment shall require prior written notice given to the Agent and Swing Line Lender no later than 11:00 a.m., San Francisco time, on the day on which the Borrower intends to make a voluntary prepayment; and

                      (ii) each such voluntary prepayment shall be in a minimum amount of $100,000 and in any integral multiple of $50,000 in excess thereof (or, if less, the aggregate outstanding principal amount of all Swing Loans then outstanding).

               (f) Each Lender shall be deemed to have unconditionally and irrevocably purchased a pro rata risk participation from the Swing Line Lender in such Swing Line Lender's Swing Loans, without recourse, representation or warranty in an amount equal to such Lender's Facility A Percentage of such Swing Loans. In addition, from and after the date that any Lender funds such participation pursuant to Section 2.7(g) below, such Lender shall, to
                                   -------------
         the extent of its Facility A Percentage, be entitled to receive a ratable portion of any payment of principal and interest received by the Swing Line Lender on account of such Swing Loans, payable promptly to such Lender upon such receipt.

               (g) The Swing Line Lender may, in its sole and absolute discretion at any time during the continuance of an Event of Default, upon prior written notice to the Borrower, the Agent and the Lenders not later than 10:00 a.m., San Francisco time, on the same Business Day, terminate the Swing Line and cause all outstanding Swing Loans automatically upon the giving of such notice to be repaid from the proceeds of Facility A Loans made by the Lenders in accordance with their respective Facility A Percentages (which Facility A Loans shall be Base Rate Loans bearing interest at the applicable rate) in an aggregate amount sufficient to repay all outstanding Swing Loans, and the provisions of Section 2.3 concerning the minimum principal amounts
                           -----------
         and integral multiples thereof required for Borrowings of Facility A Loans shall not apply to Facility A Loans made pursuant to this Section
                                                                         -------
         2.7(g); provided, that if any Insolvency Proceeding has been commenced
         -----
         with respect to the Borrower on or prior to the date on which any Swing Loan is due, and in lieu of funding its Facility A Percentage of Facility A Loans as provided above, each Lender shall immediately fund its risk participation in such Swing Loan by funding to the Agent, for the account of the Swing Line Lender, such Lender's pro rata share of such Swing Loan, based on such Lender's Facility A Percentage. None of the conditions precedent set forth in Section 2.3 and Section 6.2 shall
                                               -----------     -----------
         apply to any funding by a Lender of its Facility A Percentage of Facility A Loans or its risk participation in a Swing Loan, in each case pursuant to this Section 2.7(g).
                               --------------

               (h) The Swing Line Lender shall not, without the approval of all Lenders, make a Swing Loan if the Swing Line Lender then has received a written notice of default from the Borrower, any Lender or the Agent of the type referred to in the first sentence of Section
                                                                    -------
         10.5.
         -----

               (i) Each Lender's obligation in accordance with this Agreement to make Facility A Loans upon the failure of a Swing Loan to be repaid in full when due, or to fund its participation in such Swing Loans, shall, in each case, be absolute and unconditional and without recourse to the Swing Line Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or any circumstance or event which could have a Material Adverse Effect; (iii) the receipt by the Swing Line Lender of a written notice of default from the Borrower, any Lender or the Agent of the type referred to in the first sentence of Section 10.5 after a Swing Loan was made by the
                               ------------
         Swing Line Lender or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

               (j) The Swing Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by the Swing Line Lender in the ordinary course of business. The loan accounts or records maintained by the Agent and the Swing Line Lender shall be conclusive absent manifest error of the amount of the Swing Loans made by the Swing Line Lender to the Borrower. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Swing Loans. In case of a discrepancy between the entries in the Agent's books and the Swing Line Lender's books, the Agent's books shall be conclusive absent manifest error.

               (k) Upon the request of the Swing Line Lender through the Agent, the Swing Loans made by the Swing Line Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-3 hereto (the "Swing Note") instead of loan accounts. The
            -----------              ----------
         Swing Note shall be dated the Effective Date, shall be payable to the order of the Swing Line Lender in a principal amount equal to $5,000,000 and shall otherwise be duly completed.

               (l) The Swing Line Lender shall enter on a schedule attached to its Swing Note a notation with respect to each Swing Loan made hereunder of: (i) the date and principal amount thereof, and (ii) each payment and prepayment of principal thereof. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of the Swing Line Lender to make a notation on the schedule to its Swing Note as aforesaid shall not limit or otherwise affect the obligation of the Borrower to repay the Swing Loans in accordance with their respective terms as set forth herein.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1 Repayments and Prepayments..
                     ---------------------------

               SECTION 3.1.1  Repayment
                              ---------

               (a)    Facility A Loans. The Borrower shall pay to the Agent for
                      ----------------
         the account of each Lender on the Facility A Commitment Termination Date the aggregate principal amount of Facility A Loans and Swing Loans outstanding on such date, together with all accrued and unpaid interest thereon.

               (b)    Facility C Working Capital Loans. The Borrower shall pay
                      --------------------------------
         to the Agent for the account of each Lender on the Facility C Loan Conversion Date the aggregate principal amount of Facility C Working Capital Loans outstanding on such date, together with all accrued and unpaid interest thereon.

               (c)    Other Facility C Loans. Except as provided in Section
                      ----------------------                        -------
         3.1.1(b) above with respect to Facility C Working Capital Loans, the
         -------
         Borrower shall pay to the Agent for the account of each Lender the principal of the Facility C Loans made by such Lender outstanding at the close of business on the Facility C Loan Conversion Date in eight
         (8)
         consecutive quarterly installments on the Quarterly Payment Dates (together with all accrued and unpaid interest thereon) commencing on the Quarterly Payment Date immediately succeeding the Facility C Loan Conversion Date (provided that the last such payment shall be on June 30, 2006 in an amount sufficient to repay in full the principal amount of such Facility C Loans), with the amount of the installment paid on each Quarterly Payment Date to be equal 1/8 of the principal of such Facility C Loans outstanding at the close of business on the Facility C Loan Conversion Date together with all accrued and unpaid interest thereon.

               SECTION 3.1.2 Voluntary Prepayments The Borrower may, from time
                             ---------------------
to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that:

               (a) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders;

                (b) all such voluntary prepayments of LIBOR Loans shall require at least three (3) but no more than five (5) Business Days' prior written notice to the Agent and all such voluntary prepayments of Base Rate Loans shall require prior written notice to the Agent at least by 1:00 p.m., San Francisco time, at least one (1) Business Day prior to such repayment but no more than five (5) Business Days prior to such repayment; and

                (c) all such voluntary prepayments of LIBOR Loans or Facility C Loans shall be made in a minimum amount of $3,000,000 and any integral multiple of $100,000 in excess thereof, or in the whole outstanding principal amount of such Loans, and all such voluntary prepayments of Facility A Loans maintained as Base Rate Loans shall be made in a minimum amount of $1,000,000 and an integral multiple of $100,000, or in the whole outstanding principal amount of such Loan;

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as required by Section 5.4.
                                          -----------

               SECTION 3.1.3 Mandatory Prepayments.
                             ---------------------

               (a) The Borrower shall, on each date when any reduction in the applicable Commitment shall become effective, including pursuant to
         Section 2.2, make a mandatory prepayment of all applicable Loans equal
         -----------
         to the excess, if any, of the aggregate principal amount of all applicable Loans over the applicable Commitment.

                (b) If at any time the sum of the Effective Amounts of the Facility A Loans, the Swing Loans, the Facility A L/C Obligations and Facility C Working Capital Loans exceed the lesser of (x) sum of (i) the combined Facility A Commitments then in effect plus (ii) the Facility C Working Capital Loan Cap and (y) the Facility A Borrowing Base, the Borrower shall immediately prepay such Facility A Loans and Swing Loans and Facility C Working Capital Loans (and, to the extent necessary, Cash Collateralize the Facility A Letters of Credit) in an aggregate principal amount equal to such excess. If at any time the sum of the Effective Amounts of the Facility A Loans, the Swing Loans and the Facility A L/C Obligations exceeds the lesser of (x) the combined Facility A

         Commitments then in effect and (y) the Facility A Borrowing Base, the Borrower shall immediately prepay such Facility A Loans and Swing Loans (and, to the extent necessary, Cash Collateralize the Facility A Letters of Credit) in an aggregate principal amount equal to such excess. Any such prepayment shall be applied, first, to the Swing Loans, second, to the Facility A Loans, third, to Facility C Working Capital Loans, and fourth, to Cash Collateralize, in a manner acceptable to the Agent, the Issuer, and the Lenders, the then outstanding Facility A L/C Obligations. Amounts prepaid pursuant to this Section may be reborrowed; provided that the aggregate Facility A Commitment is not exceeded thereby, the aggregate Facility C Commitment is not exceeded thereby, and the Effective Amount of Facility C Working Capital Loans does not thereby exceed the Facility C Working Capital Loan Cap.

               (c) If at any time the Effective Amount of the Facility A L/C Obligations exceed $15,000,000, the Borrower shall Cash Collateralize on such date the outstanding Facility A Letters of Credit in an amount equal to such excess.

               (d) If at any time the Effective Amount of the Facility B L/C Obligations exceed the Facility B Commitment, the Borrower shall Cash Collateralize on such date the outstanding Facility B Letters of Credit in an amount equal to such excess.

               (e) If at any time the Effective Amount of the Facility C Loans and the Effective Amount of the Facility C L/C Obligations exceed the combined Facility C Loan Commitments then in effect or the Effective Amount of Facility C Working Capital Loans exceeds the Facility C Working Capital Loan Cap, the Borrower shall immediately prepay such Facility C Loans (and, to the extent necessary, Cash Collateralize the Facility C Letters of Credit) in an aggregate principal amount equal to such excess, together with commitment fees accrued to the date of such payment. Any such prepayment shall be applied, first, to the Facility C Loans, and second, to Cash Collateralize, in a manner acceptable to the Agent and the Lenders, the then outstanding Facility C L/C Obligations.

               (f) In the event any Asset Disposition results in Excess Sale Proceeds which are (i) not reinvested within ninety (90) days of such disposition in replacement assets or not deposited with the Trustee within ninety (90) days of such disposition to be reinvested in such replacement assets, or (ii) deposited with the Trustee within ninety
         (90) days of such disposition but which are not reinvested within one-hundred eighty (180) days of such disposition all as provided
         Section 8.2.8(b), such Excess Sale Proceeds shall be applied to the
         ----------------
         prepayment of the Senior Debt on a pro rata basis in accordance with
         Section 20 of the Intercreditor Agreement.

               (g) The Borrower shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 9.2 or
                                                           -----------
         Section 9.3, repay all such Loans.
         -----------

               (h)    The Borrower shall prepay amounts in accordance with
         Section 8.1.11.
         --------------

               (i) In the event any Casualty Event affecting any property of Holdings, the Borrower or any of the Material Subsidiaries which results in insurance, condemnation award or other compensation in excess of $500,000 ("Casualty Proceeds")
                                                             -----------------
         which Casualty Proceeds are (i) not reinvested within ninety (90) days of receipt of such Casualty Proceeds in replacement assets or not deposited with the Trustee within ninety (90) days of such receipt of Casualty Proceeds to be reinvested, or (ii) deposited with the Trustee within ninety (90) days of receipt of such Casualty Proceeds but which are not reinvested within one-hundred eighty (180) days of receipt of such Casualty Proceeds, such Casualty Proceeds shall be applied to the prepayment of the Senior Debt on a pro rata basis in accordance with
         Section 20 of the Intercreditor Agreement.

Except as otherwise provided above, mandatory prepayments shall be applied first to the Facility C Loans, then the Facility A Loans, then to the payment of the then outstanding Swing Loans and then to Cash Collateralize the outstanding aggregate amount of all L/C Obligations. Subsequent to the Facility C Loan Conversion Date, each voluntary prepayment of Facility C Loans made pursuant to
Section 3.1.2 and each mandatory prepayment of Facility C Loans made pursuant to
-------------
Section 3.1.3 shall be applied, to the extent of such prepayment, to the
-------------
repayments of the Facility C Loans installments in inverse order of maturity. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 5.4. No voluntary
                                                 -----------
prepayment of principal of any Facility A Loan or Facility C Loan prior to the applicable Commitment Termination Date, shall cause a reduction in the Facility A Commitment or Facility C Commitment, as applicable.

         SECTION 3.2 Interest Provisions. Interest on the outstanding principal
                     -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    ------------

               SECTION 3.2.1 Rates. Pursuant to an appropriately delivered
                             -----
Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

               (a)    on and prior to the Facility C Loan Conversion Date,

                      (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Base Rate Margin; and

                      (ii) on that portion maintained as a LIBOR Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR (Reserve Adjusted) for such Interest Period plus the Applicable LIBOR Margin.

               (b)    after the Facility C Loan Conversion Date,

                      (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Base Rate Margin plus 0.25%, and

                      (ii) on that portion maintained as a LIBOR Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR (Reserve Adjusted) for such period plus the Applicable LIBOR Margin plus 0.25%.

         All LIBOR Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the rate determined as applicable to such LIBOR Loan.

               SECTION 3.2.2 Post-Default Rate. Notwithstanding Section 3.2.1,
                             -----------------                  -------------
whenever an Event of Default has occurred and is continuing, the Borrower shall pay interest on any Loan, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) for the period commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent at the applicable Post-Default Rate.

               SECTION 3.2.3 Payment Dates. Interest accrued on each Loan shall
                             -------------
be payable, without duplication:

               (a)    on the Stated Maturity Date applicable to such Loan;

               (b) with respect to any prepayment of a Loan in connection with a reduction in the applicable Commitment, on the date of any such prepayment;

               (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

               (d) with respect to LIBOR Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the three month anniversary of the first day of such Interest Period); and

               (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3,
                                          -----------    -----------
         immediately upon such acceleration.

Interest accruing on the Loans or other monetary Obligations arising under this Agreement or any other Loan Document (i) shall be payable upon demand during the continuance of any Event of Default and (ii) shall include interest that accrues after the commencement of any proceeding under any Bankruptcy Law by or against any Obligor or any Subsidiary or Affiliate of any such Obligor.

         SECTION 3.3 Fees. The Borrower agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.
-----------

               SECTION 3.3.1 Facility Fee. The Borrower shall pay to the Agent
                             ------------
for the account of each Lender a facility fee on the daily actual amount of (a) such Lender's Facility A Commitment (whether or not used) from the date hereof until the Facility A Commitment Termination Date, (b) such Lender's Facility B Commitment (whether or not used) from the date hereof until the Facility B Commitment Termination Date and (c) such Lender's Facility C Commitment (whether or not used) from the date hereof until the Facility C Loan Conversion Date, in each case at the rate per annum set forth in the Pricing Grid. Accrued facility fees shall be payable in arrears on each Quarterly Payment Date and on the date on which the Commitments terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

               SECTION 3.3.2 Letter of Credit Fee. The Borrower agrees to pay to
                             --------------------
the Agent, for the account of the Lenders, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, equal to the product of, the Applicable LIBOR Margin per annum times the face amount of such Letter of Credit; provided, however, if such Letter of Credit is Cash Collateralized, the fee shall be 0.25% times the face amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the relevant Commitment Termination Date (or June 30, 2004 (or such later expiry date if renewed at the sole discretion of the Issuer) in respect of Facility C Letters of Credit which have been Cash Collateralized and are outstanding after the Facility C Loan Conversion Date) for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

               SECTION 3.3.3 Letter of Credit Issuing Fee. The Borrower agrees
                             ----------------------------
to pay to the Issuer for its own account, an issuing fee for each Letter of Credit of 1/8 of 1% of the face amount of such Letter of Credit. Such fee shall be payable by the Borrower upon issuance of such Letter of Credit. In addition, the Borrower agrees to pay the Issuer from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges of the Issuer relating to the Letters of Credit as from time to time in effect.

               SECTION 3.3.4 Other Fees. The Borrower shall pay to the Agent,
                             ----------
for the account of the Lenders or the Agent (as applicable), the fees specified in a letter agreement dated April 17, 2001 (as amended by letter dated May 30, 2001) among the Borrower, BofA and Banc of America Securities LLC, in each case at the times specified in such letter agreement.

                                   ARTICLE IV

                                LETTERS OF CREDIT

         SECTION 4.1 The Letter of Credit Facility and Subfacilities.
                     ------------------------------------------------

               (a) On the terms and subject to the conditions set forth herein (i) the Issuer agrees from time to time on any Business Day during the period from the Effective Date to the Facility A Commitment Termination Date to issue standby letters of credit (the "Facility A
                                                                   ----------
         Letters of Credit") for the account of the Borrower in accordance with
         -----------------
         this Article IV, and to amend or renew, extend the expiration of or
              ----------
         increase the amount of the Facility A Letters of Credit previously issued by and in accordance with Section 4.2(c) and Section 4.2(d) and
                                          --------------     --------------
         (ii) the Lenders agree to participate in the Facility A Letters of Credit; provided, however, that the Issuer shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Facility A Letter of Credit if, as of the date of Issuance of such Facility A Letter of Credit (the "Facility A L/C Issuance Date") (1) the Effective
                                ----------------------------
         Amount of all Facility A L/C Obligations plus the Effective Amount of all Facility A Loans plus the Effective Amount of all Swing Loans exceeds the lesser of (x) the combined Facility A Commitments and (y) the Facility A Borrowing Base or (2) the Effective Amount of the Facility A L/C Obligations exceeds $15,000,000. Within the foregoing limits, and subject to the other terms and conditions hereof, the ability of the

         Borrower to obtain Facility A Letters of Credit shall be fully revolving, and accordingly, the Borrower may, during the foregoing period, obtain Facility A Letters of Credit to replace the Facility A Letters of Credit which have expired or which have been drawn upon and reimbursed.

               (b) On the terms and subject to the conditions set forth herein (i) the Issuer agrees from time to time on any Business Day during the period from the Effective Date to the Facility B Commitment Termination Date to issue standby letters of credit (together with the Existing Facility B Letters of Credit, the "Facility B Letters of
                                                     ---------------------
         Credit") for the account of the Borrower in accordance with this
         ------
         Article IV, and to amend or renew, extend the expiration of or increase
         ----------
         the amount of the Facility B Letters of Credit previously issued by and in accordance with Section 4.2(c) and Section 4.2(d) and (ii) the
                            -------------      -------------
         Lenders agree to participate in the Facility B Letters of Credit (including the Existing Facility B Letters of Credit); provided, however, that the Issuer shall not be obligated to issue, and no Lender shall be obligated to participate in, any Facility B Letter of Credit (including the Existing Facility B Letters of Credit) if, as of the date of issuance of such Facility B Letter of Credit (the "Facility B
                                                                    ----------
         L/C Issuance Date") the Effective Amount of all Facility B L/C
         -----------------
         Obligations exceeds the combined Facility B Commitments. Within the foregoing limits, and subject to the other terms and conditions hereof, the ability of the Borrower to obtain Facility B Letters of Credit shall be fully revolving, and accordingly, the Borrower may, during the foregoing period, obtain Facility B Letters of Credit to replace the Facility B Letters of Credit which have expired or which have been drawn upon and reimbursed.

               (c) On the terms and subject to the conditions set forth herein (i) the Issuer agrees from time to time on any Business Day during the period from the Effective Date to the Facility C Loan Conversion Date to issue standby letters of credit (together with the Existing Facility C Letters of Credit, the "Facility C Letters of
                                                     ---------------------
         Credit") for the account of the Borrower in accordance with this
         ------
         Article IV, and to amend or renew, extend the expiration of or increase the amount of the Facility C Letters of Credit previously issued by and in accordance with Section 4.2(c) and Section 4.2(d) and (ii) the
                            --------------     --------------
         Lenders agree to participate in the Facility C Letters of Credit (including the Existing Facility C Letters of Credit); provided, however, that the Issuer shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Facility C Letter of Credit (including the Existing Facility C Letters of Credit) if, as of the date of Issuance of such Facility C Letter of Credit (the "Facility C
                                                                    ----------
         L/C Issuance Date") the Effective Amount of all Facility C L/C
         -----------------
         Obligations plus the Effective Amount of all Facility C Loans exceeds the combined Facility C Commitments. Within the foregoing limits, and subject to the other terms and conditions hereof, the ability of the Borrower to obtain Facility C Letters of Credit shall be fully revolving, and accordingly, the Borrower may, during the foregoing period, obtain Facility C Letters of Credit to replace the Facility C Letters of Credit which have expired or which have been drawn upon and reimbursed.

               (d) The Issuer is under no obligation to Issue any Letter of Credit if:

                      (i) any order, judgment or decree of any Government Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuer or any request or directive (whether or not having the force law) from any Government Authority with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuer any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;

                      (ii) the Issuer has received written notice from any Lender, the Agent or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article VI is not then satisfied;
                  ----------

                      (iii) the expiry date of any requested Letter of Credit is (A) with respect to Facility A Letters of Credit, more than
               (1) one-hundred twenty (120) days after the Facility A L/C Issuance Date or (2) after the Facility A Commitment Termination Date (B) with respect to the Facility B Letters of Credit, more than (1) three-hundred sixty (360) days after the Facility B L/C Issuance Date or (2) after the Facility B Commitment Termination Date or (C) with respect to the Facility C Letters of Credit, after the Facility C Loan Conversion Date, or if such Facility C Letter of Credit is 100% Cash Collateralized on the Facility C Loan Conversion Date, after June 30, 2006. Notwithstanding the foregoing, any Facility C Letter of Credit expiring on June 30, 2006 may be automatically renewed in accordance with its terms for an additional year unless the Issuer notifies the Borrower and the beneficiary of such Facility C Letter of Credit thirty
               (30) days prior to the expiry date of such Facility C Letter of Credit that such Facility C Letter of Credit is not being renewed by the Issuer. The Issuer shall not renew any Facility C Letter of Credit beyond June 30, 2006 unless all of the Lenders shall have consented to such renewal;

                      (iv) any requested Letter of Credit is not otherwise in form and substance acceptable to the Issuer, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuer; and

                      (v) such Letter of Credit is to be used for a purpose other than as permitted by Section 8.1.13.
                                          --------------

         SECTION 4.2 Issuance, Amendment and Renewal of Letters of Credit.
                     ----------------------------------------------------

               (a) Each Letter of Credit shall be Issued upon the receipt by the Issuer of an L/C Application or L/C Amendment Application (with a copy sent by the Borrower to the Agent) prior to 10:00 a.m., San Francisco time, at least three (3) Business Days prior to the proposed date of Issuance for Letters of Credit.

               (b) Not later than 10:00 a.m., San Francisco time, one (1) Business Day Prior to the Issuance of any Letter of Credit, the Issuer will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Borrower and, if not, the Issuer will provide the Agent with a copy thereof. Unless the Issuer has on or before 11:00 a.m., San Francisco time, on the Business Day the Issuer is to Issue a requested Letter of Credit (i) received notice from the Agent directing the Issuer not to Issue such Letter of Credit because such Issuance is not then permitted under Sections 4.1(a), 4.1(b), and 4.1(c) as a result of
                              ---------------  ------      ------
         the limitations set forth therein; or (ii) received a notice described in Section 4.1(d)(ii), then, subject to the terms and conditions
            ------------------
         hereof, the Issuer shall, on the requested date, issue a Letter of Credit in accordance with the Issuer's usual and customary business practices.

               (c) From time to time while a Letter of Credit is outstanding and prior to the relevant Commitment Termination Date, the Issuer will, upon the written, request of the Borrower received by the Issuer (with a copy sent by the Borrower to the Agent) at least three (3) Business Days (or such shorter time as the Issuer may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuer: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuer may reasonably require. The Issuer shall not amend any Letter of Credit if: (A) the Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

               (d)    Subject to Section 4.1(d), the Issuer and the Lenders
                                 --------------
         agree that, while a Letter of Credit is outstanding and prior to the relevant Commitment Termination Date, at the option of the Borrower and upon the written request of the Borrower received by the Issuer (with a copy sent by the Borrower to the Agent) at least three (3) Business Days (or such shorter time as the Issuer and the Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the Issuer shall authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuer: (i) the Letter of Credit to be renewed;
         (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuer may reasonably require. The Issuer shall not renew any Letter of Credit if:
         (A) the Issuer would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed in accordance with its terms unless the beneficiary thereof receives notice from the Issuer that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuer would be required to authorize the automatic request renewal of such Letter of Credit in accordance with this Section 4.2(d)
                                                                  --------------
         upon the request of the Borrower but the Issuer shall not have received any L/C Amendment Application from the Borrower with respect such renewal or other written direction by the Borrower with respect thereto, the Issuer shall nonetheless be permitted (upon prior written notice to the Agent) to allow such Letter of Credit to renew, and the Borrower and the Lenders hereby authorize such renewal, and, accordingly, the Issuer shall be deemed to have received an L/C Amendment Application from the Borrower requesting such renewal.

               (e) The Issuer may, at its election (or as required by the Agent at the direction of the Required Lenders), deliver any notices of termination or other communications as appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the relevant Commitment Termination Date.

               (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

               (g) The Issuer will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or amendment to or renewal of a Letter of Credit.

         SECTION 4.3 Expenses. The Borrower agrees to pay to the Issuer all
                     --------
administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by the Issuer upon demand from time to time.

         SECTION 4.4 Other Lenders' Participation.
                     ----------------------------

               (a)    Each Letter of Credit Issued pursuant to this Article IV
                                                                    ----------
         and each Existing Letter of Credit shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective relevant Percentages. Each Lender shall, to the extent of its relevant Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 4.5, or which
                                                       -----------
         have been reimbursed by the Borrower but must be returned, restored or disgorged by the Issuer for any reason, and each Lender shall, to the extent of its relevant Percentage, be entitled to receive from the Agent a ratable portion of the letter of credit fees received by the Agent pursuant to Section 3.3.2, with respect to each Letter of Credit.
                           -------------
         In the event that the Borrower shall fail to reimburse the Issuer, or if for any reason relevant Loans shall not be made to fund any Reimbursement Obligation (including without limitation, the failure to satisfy the conditions in Section 6.2 or an Insolvency Proceeding), all as provided in Section 4.5 and in an amount equal to the amount of any
                        -----------
         drawing honored by the Issuer under a Letter of Credit issued by it, or in the event the Issuer must for any reason return or disgorge such reimbursement, the Issuer shall promptly notify the Agent and each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Agent, who shall thereupon make available to the Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in immediately available funds at the office of the Issuer specified in such notice not later than 8:00 a.m., San Francisco time, on the Business Day after the date notified by the Issuer. In the event that any Lender fails to so make available the amount of such Lender's participation in such Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three (3) Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus the Applicable Base Rate Margin plus 2%. The Issuer shall pay to the Agent, who shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Issuer, such other Lender's Percentage of all payments received by the Issuer from the Borrower in reimbursement of drawings honored by the Issuer under such Letter of Credit when such payments are received.

               (b) Each Lender's obligation in accordance with this Agreement to fund its participation in Letters of Credit issued by the Issuer, shall, in each case, be absolute and unconditional and without recourse to the Issuer and shall not be affected by any circumstance, including
         (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuer, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or an event or circumstance which could have a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 4.5 Disbursements. The Issuer will notify the Borrower and the
                     -------------
Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made.
                            -----------------
Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 10:00 a.m., San Francisco time, on the Disbursement Date, the Borrower will reimburse the Issuer for all amounts which the Issuer has notified the Borrower that it has disbursed under the Letter of Credit. To the extent the Issuer is not reimbursed in full in accordance with the third sentence of this Section, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate plus the Applicable Base Rate Margin plus 2% per annum, payable on demand. In the event the Issuer is not reimbursed by the Borrower on the Disbursement Date, or if the Issuer must for any reason return or disgorge such reimbursement, the Lenders shall, on the terms and subject to the conditions of this Agreement, including without limitation Section 6.2 and Section 2.1.4, fund the Reimbursement
                   -----------     -------------
Obligation (i) in respect of Facility A Letters of Credit and Facility C Letters of Credit therefor by making, on the next Business Day, either Facility A Loans or Facility C Loans, as applicable, which are Base Rate Loans as provided in
Section 3.2.1 (the Borrower being deemed to have given a timely Borrowing
-------------
Request therefor for such amount), and (ii) in
respect of the Facility B Letters of Credit by making, on the next Business Day, the Facility A Loans, which are Base Rate Loans as provided in Section 3.2.1
                                                               -------------
(the Borrower being deemed to have given a timely Borrowing Request for such amounts); provided, further, for the purpose of determining the availability of the Commitment in respect of such Loans to make such Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

         SECTION 4.6 Reimbursement. The Borrower's obligation (a "Reimbursement
                     -------------                                -------------
Obligation") under Section 4.5 to reimburse the Issuer with respect to each
----------         -----------
disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit.

         SECTION 4.7 Cash Collateral Pledge. Upon (i) notice from the Agent or
                     ----------------------
the Required Lenders, if, as of any Commitment Termination Date, or upon the occurrence of an Event of Default, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in Section 3.1.3 requiring the Borrower to Cash
                               -------------
Collateralize Letters of Credit, then the Borrower shall, unless waived by the Required Lenders, immediately Cash Collateralize the L/C Obligations in an amount equal to the L/C Obligations.

         SECTION 4.8 Nature of Reimbursement Obligations. The Borrower shall
                     -----------------------------------
assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. None of the Issuer, the Agent or any Lender (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

               (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance or amendment of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

               (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits, thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

               (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

               (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise; or

               (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer, the Agent or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith shall be binding upon the Borrower and shall not put the Issuer, the Agent or any Lender under any resulting liability to the Borrower.

         SECTION 4.9  Increased Costs; Indemnity. If by reason of:
                      --------------------------

               (a) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement occurring after the Effective Date; or

               (b) compliance by the Issuer, the Agent or any Lender with any direction, request or requirement made after the Effective Date (whether or not having the force of law) of any governmental or monetary authority, including Regulation D of the F.R.S. Board:

                      (i) the Issuer, the Agent or any Lender shall be subject to any tax (other than taxes on net income including franchise taxes on income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Article IV, whether directly or by such
                                       ----------
                being imposed on or suffered by the Issuer, or any Lender;

                      (ii) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letters of Credit issued by the Issuer or participations therein purchased by any Lender; or

                      (iii) there shall be imposed on the Issuer, the Agent or any Lender any other condition regarding this Article IV, any
                                                              ----------
                Letter of Credit or any participation therein;

and the result of the foregoing is directly or indirectly to increase the cost to the Issuer or such Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by the Issuer or such Lender, when and in any such case the Issuer or such Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Borrower thereof (with copies to the Agent), and the Borrower shall within five (5) days of receipt of such notification pay on demand such amounts as the Issuer, the Agent or Lender may specify to be necessary to compensate the Issuer, the Agent or Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate plus the Applicable Base Margin plus 2% per annum; provided, however, neither the Issuer nor any Lender may make any demand for any amounts accrued for any period commencing more than ninety (90) days prior to the date of demand or, should such cost have accrued retroactively, within ninety (90) days of the determination of such cost. The determination by the Issuer, the Agent or Lender, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto. In addition to amounts payable as elsewhere provided in this Article IV, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer may incur or be subject to as a consequence, direct or indirect, of;

               (A) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Issuer as determined by a court of competent jurisdiction, or

               (B) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jury or de facto government or government authority.

         SECTION 4.10 Uniform Customs and Practice. The Uniform Customs and
                      ----------------------------
Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to all Letters of Credit.

                                    ARTICLE V

                       CERTAIN LIBOR AND OTHER PROVISIONS

         SECTION 5.1 LIBOR Lending Unlawful. If any Lender shall determine
                     ----------------------
(which determination shall, upon notice thereof to the Borrower, the Agent and the Lenders, be conclusive and binding on the Borrower) that after the Effective Date the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other government authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBOR Loan of a certain type, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBOR Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 5.2 Deposits Unavailable. If the Agent shall have determined
that:                --------------------

               (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Reference Lender in the London interbank market; or

               (b) by reason of circumstances affecting the London interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans of such type;

then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue
                                 -----------     -----------
any Loans as, or to convert any Loans into, LIBOR Loans of such type shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 5.3 Increased LIBOR Loan Costs, etc. The Borrower agrees to
                     -------------------------------
reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBOR Loans, in any case from time to time by reason of:

               (a) to the extent not included in the calculation of the LIBOR (Reserve Adjusted), any reserve, special deposit, or similar requirement against assets of, deposits with or for the account of, or credit extended by such Lender, under or pursuant to any change in any law, treaty, rule, regulation (including any F.R.S. Board regulation), or requirement from that in effect on the Effective Date, or as the result of any Regulatory Change; or

               (b) any Regulatory Change which shall subject such Lender to any tax (other than taxes on net income including franchise taxes based on income, and franchises), levy, impost, charge, fee, duty, deduction, or withholding or any kind whatsoever or change the taxation of any Loan made or maintained as a LIBOR Loan and the interest thereon (other than any change which affects, and to the extent that it affects, the taxation of net income including franchise taxes based on income and franchises).

Such Lender shall promptly and in no event later than ninety (90) days after its knowledge of the occurrence of any such event notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount; provided, however, no Lender may make any demand for any such amounts accrued under this
Section 5.3 for any period commencing more than ninety (90) days prior to the
-----------
receipt by the Borrower of such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender of such cost. Such additional amounts shall be payable by the Borrower directly to such Lender within five (5) days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.4 Funding Losses. In the event any Lender shall incur any
                     --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBOR
Loan) as a result of:

               (a) any conversion or repayment or prepayment of the principal amount of any LIBOR Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section
                                                                        -------
         3.1 or otherwise;
         ---

               (b) any Loans not being made as LIBOR Loans in accordance with the Borrowing Request therefor; or

               (c) any Loans not being continued as, or converted into, LIBOR Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five (5) days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.5 Increased Capital Costs. If after the Effective Date any
                     -----------------------
change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other government authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower (with copies to the Agent), the Borrower shall within five (5) days of its receipt thereof pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. Such Lender shall promptly and in no event later than ninety (90) days after its knowledge of any such event notify the Agent and the Borrower of the occurrence of any such event; provided, however, no Lender may make any demand for any such amounts accrued under this Section 5.5 for any period commencing more than
                           -----------
ninety (90) days prior to the receipt by the Borrower of any such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender of such cost. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 5.6 Taxes. Without duplication of any payments made under any
                     -----
other provisions of this Article V, all payments by the Borrower of principal
                         ---------
of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income (including franchise taxes based upon income) or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or
                                 -----
deduction from any payment to be made by the

Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

               (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

               (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

               (c) pay to the Agent for the account of the Agent and the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent and each Lender will equal the full amount such Lender or the Agent would have received had no such withholding or deduction been required; provided that the Agent or each Lender shall promptly and in no event later than ninety (90) days after its knowledge that any amount is payable under this clause
                                                                        ------
         (c) notify the Agent and the Borrower of the same;
         ---

provided, however, no Lender or the Agent may make any demand for any such amounts accrued under this Section 5.6 for any period commencing more than
                           -----------
ninety (90) days prior to the receipt by the Borrower of any such notice or, should such cost have accrued retroactively, within ninety (90) days of the determination by such Lender or the Agent of such cost.

         Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will pay on demand such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders and the Agent, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders and the Agent for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure.

For purposes of this Section 5.6, a distribution hereunder by the Agent or any
                     -----------
Lender to or for the account of any Lender or the Agent shall be deemed a payment by the Borrower.

         Each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, (i) execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes, and (ii) comply with the requirements of Section 10.10.
                                                             -------------

         SECTION 5.7 Payments, Computations, etc. Unless otherwise expressly
                     ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, counterclaim, recoupment or other deduction, not later than 11:00 a.m., San Francisco time, on the date due, in immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest (other than interest computed at the Alternate Base Rate) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of three-hundred sixty (360) days. Interest computed at the Alternate Base Rate shall be computed on the basis of its actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 365 or 366 days, as the case may be. Whenever any payment falls due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBOR
----------                                ---------------
Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 5.8 Sharing of Payments. If any Lender shall obtain any payment
                     -------------------
or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section
                                                                       -------
5.3, 5.4 or 5.5) or Letter of Credit in excess of its pro rata share of payments
---- ---    ---
then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and/or Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to
                                                 -----------
such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.9 Setoff. Each Lender shall, upon the occurrence of any
                     ------
Default or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations

(whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8.
                                                                    -----------
Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 5.10 Recourse. The Obligations of the Borrower to the Agent,
                      --------
the Issuer and the Lenders are secured and rank pari passu with all other Senior Debt. All of the Collateral of Holdings, the Borrower and the Material Subsidiaries will be pledged to secure the Obligations and all other Senior Debt (and the Borrower hereby acknowledges and agrees that the Obligations are Secured Obligations under (and as defined in) the Security Agreement to which the Borrower is a party and confirms its pledge and grant of a security interest in and to the Collateral to secure the Obligations pursuant to such Security Agreement). In the event and at the time that Holdings or the Borrower obtains or creates any Material Subsidiaries (a) each such Material Subsidiary must issue and deliver to the Agent a guarantee of the Obligations in the form of Exhibit K-2 and each such guarantee will be in favor of the Trustee and secured
-----------
by a pledge of all of the accounts receivable, inventory, cash, Customer Lists and stock of such Material Subsidiary, and (b) the Borrower shall cause the Security Agreements to be amended to add such Material Subsidiary as an Obligor thereunder and shall deliver, or cause such Material Subsidiary to deliver, such other agreements, documents, instruments and opinions in connection therewith as the Agent may request. The Borrower shall promptly notify the Agent in the event that Holdings or the Borrower obtains or creates any Material Subsidiary.

In furtherence of Section 21(a) of the Intercreditor Agreement, each Lender by its execution of this Agreement (or, if such Lender is an Assignee Lender, by its execution of an Assignment and Acceptance Agreement pursuant to Section
                                                                    -------
11.11.1) confirms for the benefit of the Trustee and the other parties to the
-------
Intercreditor Agreement that such Lender shall be bound by the terms of, and be entitled to the benefits and Security under, the Intercreditor Agreement as a Bank Lender thereunder. Each of the Lenders further confirms its consent to the amendment of the defined term "Bank Lenders" under the Intercreditor Agreement to include each of the Lenders listed on the signature pages to this Agreement and other Lenders under this Agreement from time to time, and each such Lender authorizes the Agent to execute an amendment to the Intercreditor Agreement to such effect on behalf of such Lender.

         SECTION 5.11 Replacement of Lenders. In the event any Lender shall
                      ----------------------
provide notice to the Agent pursuant to Section 4.9, 5.3, 5.5 or 5.6 hereunder,
                                        -----------  ---  ---    ---
the Borrower shall be permitted to replace such Lender, provided, however, that such Lender's replacement shall agree to all the obligations and conditions relating to an Assignee Lender contained in Section 11.11.1 hereto. Any such
                                            ---------------
replacement shall be subject to the Agent's consent which consent shall not be unreasonably withheld.

                                   ARTICLE VI

                             CONDITIONS TO BORROWING

         SECTION 6.1 Conditions to Effectiveness. The effectiveness of this
                     ---------------------------
Agreement shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.

               SECTION 6.1.1 Credit Agreement and Notes. This Agreement and the
                             --------------------------
other Loan Documents shall have been executed by each party thereto.

               SECTION 6.1.2 [Intentionally Omitted.]

               SECTION 6.1.3 [Intentionally Omitted.]

               SECTION 6.1.4 Closing Certificate. A certificate signed by a
                             -------------------
Responsible Officer of the Borrower, dated as of the Effective Date, certifying:

               (a)    the representations and warranties contained in Article
                                                                      -------
         VII are true and correct on and as of such date, as though made on and
         ---
         as of such date;

               (b) since March 31, 2001, there has been no material adverse change in the condition (financial or otherwise), operations, business assets, liabilities (actual or contingent) or prospects taken as a whole of the Borrower and its Material Subsidiaries from that set forth in the financial statements as of March 31, 2001 for the period ending on that date (which financial statements shall be attached);

               (c) since March 31, 2001, there has been no material adverse change in the condition (financial or otherwise), operations, business assets, liabilities (actual or contingent) or prospects taken as a whole of Star Gas Partners and its subsidiaries taken as a whole from that set forth in the financial statements as of March 31, 2001 (which financial statements shall be attached);

               (d) There shall not have occurred a material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities (actual or contingent) or prospects of Holdings or in the facts and information regarding Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries; and

               (e) the financial statements previously delivered to the Lenders, the Issuer and the Agent are true and correct.

               SECTION 6.1.5 Permits. The Agent shall have received a
                             -------
certificate of a responsible officer of the Borrower certifying that there are no permits, licenses or regulatory approvals required for the execution, delivery and performance of the this Agreement.

               SECTION 6.1.6 Opinion of Counsel. The Agent shall have received
                             ------------------
opinions, dated the Effective Date and addressed to the Agent and all Lenders, from Phillips Nizer Benjamin Krim & Ballon, special counsel to the Managing General Partner, Star Gas Partners,

Holdings, the Borrower and the Material Subsidiaries substantially in the form of Exhibit I hereto.
   ---------

               SECTION 6.1.7 Closing Fees, Expenses, etc. The Agent shall have
                             ---------------------------
received evidence satisfactory to it of payment for its own account, or for the account of each Lender or the Issuer, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 and, if then invoiced, Section
                                     -----------                        -------
11.3.
-----

               SECTION 6.1.8 Insurance. Insurance complying with the Loan
                             ---------
Documents shall be in full force and effect and the Agent shall have received a certificate satisfactory to it to that effect from the Borrower.

               SECTION 6.1.9 Facility A Notes. The Borrower shall have duly
                             ----------------
delivered to the Agent for the benefit of each Lender a duly executed Facility A Note payable to each Lender.

               SECTION 6.1.10 Facility C Notes. The Borrower shall have duly
                              ----------------
delivered to the Agent for the benefit of each Lender a duly executed Facility C Note payable to each Lender.

               SECTION 6.1.11 Acceptance Letters. The Agent shall have received
                              ------------------
letters of acceptance in respect of the Guarantee Agreements and the Security Agreements.

               SECTION 6.1.12 Borrowing Base Certificate. The Agent shall have
                              --------------------------
received a Borrowing Base Certificate.

               SECTION 6.1.13 Other Documents. The Agent or any Lender shall
                              ---------------
have received such other approvals, opinions, documents or materials as the Agent or such Lender may reasonably request.

               SECTION 6.1.14 Prepayment and Reborrowing of Loans. On the
                              -----------------------------------
Effective Date, the Borrower shall prepay, in accordance with the provisions of
Section 3.1.2, all outstanding Loans, and may, thereupon, reborrow Loans in
-------------
amounts permitted under this Agreement.

               SECTION 6.1.15 Consent of Holders of Other Debt. The holders of
                              --------------------------------
the Senior Debt (other than Senior Debt in respect of this Agreement) and the Existing Subordinated Debt shall, to the extent required by the agreements governing such Indebtedness, have given their consent to the transactions contemplated hereby, and the Agent shall have received evidence thereof in form and substance reasonably satisfactory to it.

         SECTION 6.2 All Borrowings and Issuances of Letters of Credit. The
                     -------------------------------------------------
obligation of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) and the obligation of the Issuer to Issue any Letters of Credit shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.
                            -----------

               SECTION 6.2.1 Compliance with Warranties, No Default, etc. Both
                             -------------------------------------------
before and after giving effect to any Borrowing and the Issuance of any Letter of Credit (but, if any Default of the nature referred to in Section 9.1.4 shall
                                                            -------------
have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

               (a)    the representations and warranties set forth in Article
                                                                      -------
         VII and the Security Agreements shall be true and correct with the same
         ---
         effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

               (b) no Default or Event of Default shall have then occurred and be continuing;

               (c) for borrowings of Facility A Loans and Facility C Working Capital Loans and issuance of Facility A Letters of Credit, the ratio of Current Assets to Current Liabilities is not less than 1.00 to 1 from December 31 through June 30 of each year and not less than 0.85 to 1 from July 1 through December 30 of each year; and

               (d) no event or circumstance has occurred which could have a Material Adverse Effect.

               SECTION 6.2.2 Borrowing Request. The Agent shall have received a
                             -----------------
Borrowing Request, L/C Application or L/C Amendment Application (as applicable) or request for a Swing Loan pursuant to Section 2.7, as the case may be, for
                                        -----------
such Borrowing or Issuance of such Letter of Credit, as the case may be. Each of the delivery of a Borrowing Request, L/C Application or L/C Amendment Application (as applicable) or request for a Swing Loan pursuant to Section 2.7
                                                                    -----------
and the acceptance by the Borrower of the proceeds of such Borrowing or the Issuance of the Letter of Credit, as applicable, shall constitute a representation and warranty by Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the Issuance of the Letter of Credit, as applicable, each of the statements made in Section 6.2.1 is true and correct.
                          -------------

               SECTION 6.2.3 Lien Searches. With respect to the initial
                             -------------
Borrowing only, satisfactory results of lien searches against the Borrower and the other Obligors in the locations set forth on Schedule VII.

               SECTION 6.2.4 Satisfactory Legal Form. All documents executed or
                             -----------------------
submitted pursuant hereto by or on behalf of the Borrower, any other Obligor or any Subsidiary shall be satisfactory in form and substance to the Agent and its counsel and the Issuer and its counsel in respect of any L/C-Related Document or in respect of the Issuance of the Existing Letters of Credit; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel and the Issuer and its counsel in respect of any L/C-Related Document or in respect of the Issuance of the Existing Letters of Credit may reasonably request.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Agent and the Issuer to enter into this Agreement and to make Loans and Issue Letters of Credit hereunder, the Borrower represents and warrants unto the Agent, the Issuer and each Lender as set forth in this Article VII.
                  -----------

         SECTION 7.1 Organization etc.
                     ----------------

               (a) Each of the Managing General Partner, Holdings, the Borrower and their Subsidiaries is a corporation (or a limited liability company in the case of the Managing General Partner) duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to own and operate its properties, to conduct its business as conducted on the Effective Date, to enter into this Agreement, the Notes and the other Loan Documents to which it is a party, and to carry out the terms of this Agreement, the Notes and such other Loan Documents.

               (b) Star Gas Partners is a limited partnership duly organized, validly existing and in good standing under the laws of its state of its organization and has all requisite partnership power and authority to own and operate its properties, to conduct its business as conducted on the Effective Date, and to execute, deliver and carry out the terms of the Loan Documents to which it is a party.

               (c) Item 7.1 of the Disclosure Schedule accurately and completely lists, as to each of Star Gas Partners, Holdings, the Borrower and each Material Subsidiary: (i) the state of incorporation or organization of each such entity, and the type of legal entity that each of them is, (ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and the owners of such outstanding shares of capital stock, (iii) as to each of them that is a legal entity other than a corporation (but not a natural person), the type and amount of equity interests authorized and outstanding of each such entity, and the owners of such equity interests, and (iv) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to in Item 7.1 of the Disclosure Schedule, free and clear of any Lien except as otherwise provided for herein. Except as set forth on Item 7.1 of the Disclosure Schedule, there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of Holdings, the Borrower or any Material Subsidiary nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other equity interests of Holdings, the Borrower or any Material Subsidiary.

         SECTION 7.2 Subsidiaries. Except as disclosed in Item 7.2
                     ------------
("Subsidiaries") of the Disclosure Schedule, Star Gas Partners, Holdings and the
  ------------
Borrower do not have any Subsidiaries or any Investments in any Person (other than Investments of the types permitted in Section 8.2.5).
                                           --------------

         SECTION 7.3 Qualification. Each of the Star Gas Partners, Holdings, the
                     -------------
Borrower and their Subsidiaries is duly qualified or registered and is in good standing as a foreign corporation or partnership for the transaction of business, in the jurisdictions set forth in Item 7.3 of the Disclosure Schedule which are the only jurisdictions, on the date hereof, in which the nature of their respective activities or the character of the properties they own, lease or use makes such qualification or registration necessary and in which the failure so to qualify or to be so registered could be reasonably expected to have a Material Adverse Effect.

         SECTION 7.4 Enforceability. Each of Star Gas Partners, Holdings, the
                     --------------
Borrower and the Material Subsidiaries has taken all necessary partnership or corporate action to authorize the execution, delivery and performance by it of this Agreement, the Notes and each other Loan Document to which is a party. Each of Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries has duly executed and delivered each of this Agreement, the Notes and the other Loan Documents to which it is a party, and each of them constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; provided, however, that such laws shall not materially interfere with the practical realization of the Security Documents or the Liens created thereby, except for (i) possible delay, (ii) situations that may arise under Chapter 11 of the Bankruptcy Code, and (iii) equitable orders of a bankruptcy court.

         SECTION 7.5 Due Authorization; Non-contravention; etc. The execution,
                     -----------------------------------------
delivery and performance by each of Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries of this Agreement, the Notes and each other Loan Document required to be executed by it hereunder are within Star Gas Partner's, Holding's, the Borrower's and such Material Subsidiary's powers, have been duly authorized by all necessary action, and do not:

               (a) contravene Star Gas Partners', Holdings', the Borrower's or any Material Subsidiary's Organic Documents;

               (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Star Gas Partners, Holdings, the Borrower or any Material Subsidiary; or

               (c) result in, or require the creation or imposition of, any Lien on any of Star Gas Partners', Holding, the Borrower's or such Material Subsidiary's properties, except as contemplated hereby.

         SECTION 7.6 Government Approvals; Regulations, etc. No authorization or
                     ---------------------------------------
approval or other action, by, and no notice to or filing with, any government authority or regulatory body or other Person (that has not been obtained) is required for the due execution, delivery or performance by Star Gas Partners, Holdings, the Borrower or any Material Subsidiary of this Agreement, the Notes or any other Loan Document to which it is a party. All such required authorizations and approvals have been obtained and such required notices and filings have been made.

         SECTION 7.7 Business; Financial Statements.
                     ------------------------------

                (a) The audited consolidated financial statements of the Borrower and its Subsidiaries for its

         Fiscal Year ended September 30, 2000, and the unaudited consolidated financial statements of Holdings, the Borrower and its Subsidiaries for its Fiscal Quarter ended March 31, 2001, in each case together with the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal periods ended on those respective dates:

                      (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                      (ii) fairly present in accordance with GAAP the financial condition of Holdings, the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                      (iii) show all material indebtedness and other liabilities, direct or contingent of Holdings, the Borrower and its Subsidiaries required to be disclosed in accordance with GAAP as of the date thereof including liabilities for taxes, material commitment and Contingent Liabilities.

               (b) The audited consolidated financial statements of Star Gas Partners and its Subsidiaries for its fiscal year ended September 30, 2000, and the unaudited consolidated financial statements of Star Gas Partners and its Subsidiaries for its Fiscal Quarter ended March 31, 2001, together with the related consolidated statements of income or operations, partners' capital and cash flow for the fiscal periods ended on those respective dates:

                      (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                      (ii) fairly present in accordance with GAAP the financial condition of Star Gas Partners and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                      (iii) show all material indebtedness and other liabilities, direct or contingent, of Star Gas Partners and its consolidated Subsidiaries required to be disclosed in accordance with GAAP as of the date thereof, including liabilities for taxes, material commitments and Contingent Liabilities.

         SECTION 7.8 No Material Adverse Change. Since the date of the financial
                     --------------------------
statements described in Section 7.7 or, for any determination after the delivery
                        -----------
of the first financial statements pursuant to Section 8.1.1(b), since the date
                                              ----------------
of such financial statements (if such financial statements shall be satisfactory to the Required Lenders), there has been no material adverse change in the condition (financial or otherwise), business, prospects, operations, assets or properties of (a) Holdings, the Borrower and the Material Subsidiaries (taken as a whole), or (b) Star Gas Partners.

         SECTION 7.9 Litigation; Labor Controversies, etc. There is no pending
                     ------------------------------------
or, to the knowledge of Star Gas Partners, Holdings, the Borrower, or any of their Subsidiaries, threatened litigation, action, proceeding, or labor controversy affecting Star Gas Partners, Holdings, the

Borrower or any of their Subsidiaries, or any of their respective properties, businesses, assets or revenues, (a) which has, or could have, a Material Adverse Effect, (b) which could affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, or (c) which could affect the transaction contemplated hereby or the ability of Star Gas Partners, Holdings, the Borrower or any Material Subsidiary to perform their respective obligations under the Loan Documents.

         SECTION 7.10 Ownership of Properties; Liens. Star Gas Partners,
                      ------------------------------
Holdings, the Borrower and each of the Material Subsidiaries have (a) title to all of their respective assets constituting real property owned in fee simple,
(b) good and valid leasehold interests in their respective assets constituting leased real property, pursuant to which they enjoy undisturbed possession thereof, except for defects in, or lack of recorded title and exceptions to, leasehold interests could not, in the aggregate, be reasonably expected to have a Material Adverse Effect, and (c) sufficient title to the portion of their respective assets constituting personal property (including patents, trademarks, trade names, service marks, copyrights and other intellectual property rights) reasonably necessary for the use and operation of such personal property as it has been used in the past and as it is proposed to be used, in each case subject to no Liens except as permitted pursuant to Section 8.2.3. The Liens that have
                                            -------------
been created and granted by the Security Documents constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to prior or equal Liens as permitted by Section 8.2.3.
                                                -------------

         SECTION 7.11 Taxes. Star Gas Partners, Holdings, the Borrower and each
                      -----
Subsidiary, and any predecessor entity thereto, have filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing, except (a) any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and (b) where the failure to do so could not have a Material Adverse Effect.

         SECTION 7.12 ERISA Compliance.
                      ----------------

               (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and, to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
         Section 412 of the Code has been made with respect to any Plan.

               (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Government Authority, with respect to any Plan which has resulted or could reasonably be expected to have a Material Adverse Effect on the condition (financial or otherwise), business, operations, assets or properties of Star Gas Partners, Holdings, the Borrower and the Subsidiaries (taken as a whole). There has been no prohibited transaction or violation of the fiduciary responsibility rules, or failure to be able to accurately value Plan assets with respect to any Plan which has resulted or could reasonably be expected to have a Material Adverse Effect.

               (c) (i) No ERISA Event has occurred or could reasonably be expected to occur; (ii) except with respect to a $6,500,000 underfunding in the Pension Plan for the Borrower, no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or could reasonably be expected to incur, any could liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably could be expected to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, could result in such liability under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

               (d) From this date hereafter, each year the Borrower shall have contributed, or cause to have been contributed, $500,000 among the underfunded Pension Plans. This amount shall have been in addition to contributions necessary to satisfy Section 412 of the Code for such year.

         SECTION 7.13  Environmental Warranties.
                       ------------------------

               (a) all facilities and property owned, leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, Holdings, the Borrower or any Subsidiary have been, and continue to be, owned, leased, used, occupied or controlled by Star Gas Partners, Holdings, the Borrower or such Subsidiary in compliance with all Environmental Laws except where the failure of any of the foregoing to be done could not reasonably be expected to have a Material Adverse Effect.

               (b) there have been no past, and there are no pending or threatened

                      (i) Environmental Claims received by Star Gas Partners, Holdings, the Borrower or any Subsidiary with respect to any alleged violation of any Environmental Law, or

                      (ii) complaints, notices or inquiries to Star Gas Partners, Holdings, the Borrower or any Subsidiary regarding potential liability under any Environmental Law;

which in either the case of clause (i) or (ii) above, could be reasonably
                            ----------    ----
expected to have a materially adverse effect on the condition (financial or otherwise), business, operations, assets or properties of Star Gas Partners, Holdings, the Borrower and the Subsidiaries (taken as a whole);

               (c) to the knowledge of each of Star Gas Partners, Holdings, the Borrower and the Subsidiaries there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by Star Gas Partners, Holdings, the

         Borrower or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

               (d) Star Gas Partners, Holdings, the Borrower and each Subsidiary have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses the absence of or non compliance with which would be materially adverse, and no order has been issued, no Environmental Claim has been made, no penalty has been assessed and, to the knowledge of the Borrower or any Subsidiary, no investigation or review has occurred or is pending or threatened by any Person with respect to any alleged failure by Star Gas Partners, Holdings, the Borrower or any Subsidiary to have any permit, certificate, approval, license or other governmental authorization required under applicable Environmental Laws in connection with the conduct of the business or operations of any of them, except where the failure of any of the foregoing to be done could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect;

               (e) no property now or previously owned or leased by the Borrower or any Subsidiary is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up where the circumstances giving rise to such listing or proposed listing or the effect of such listing or proposed listing has, or could reasonably be expected to have, a Material Adverse Effect;

               (f) to the knowledge of each of Star Gas Partners, Holdings, the Borrower and the Subsidiaries there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, Holdings, the Borrower or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

               (g) to the knowledge of each of Star Gas Partners, Holdings, the Borrower and each Material Subsidiary, none of Star Gas Partners, Holdings, the Borrower or any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location, including locations which are listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which, or otherwise which, could reasonably be expected to have a Material Adverse Effect; and

               (h) to the knowledge of each of Star Gas Partners, Holdings, the Borrower and each Subsidiary there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, leased, used, occupied or controlled (in whole or in part) by Star Gas Partners, Holdings, the Borrower or any Subsidiary that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect.

         SECTION 7.14  Regulations U and X and Use of Proceeds.
                       ---------------------------------------

               (a) The Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

               (b) The Borrower shall (i) use the proceeds of the Facility A Loans and Swing Loans, and request the issuance of Facility A Letters of Credit, solely for working capital purposes, (ii) request the issuance of Facility B Letters of Credit, solely in connection with surety, worker's compensation, insurance and other financial guarantees, and (iii) use the proceeds of the Facility C Loans and request the issuance of Facility C Letters of Credit, solely for purposes of financing and refinancing acquisitions by the Borrower, to finance capital expenditures relating to existing properties or future acquired businesses of the Borrower and to refinance senior secured Indebtedness pursuant to Section 8.1.13(b), provided that Facility C
                                  -----------------  --------
         Loans may be used for working capital purposes (such loans being "Facility C Working Capital Loans") up to an Effective Amount equal to
          --------------------------------
         the Facility C Working Capital Loan Cap solely to the extent that there is insufficient availability to utilize the Facility A Commitments for such purposes at the time of the requested borrowing.

         SECTION 7.15 Accuracy of Information. All factual information
                      -----------------------
heretofore or contemporaneously furnished by or on behalf of Star Gas Partners, Holdings, the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby which were furnished to the Agent and all other such factual information hereafter furnished by or on behalf of Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries to the Agent or any Lender will be true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information, when all such information is considered as a whole, is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 7.16 Solvency. The Borrower, both before and after giving
                      --------
effect to any Borrowing hereunder (including the initial Borrowings), (i) is not "insolvent" (as such term is defined in ss.101(31)(A) of the Bankruptcy Code),
(ii) is able to pay its debts and other liabilities, contingent obligations and commitments as they mature, and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

         SECTION 7.17 [Intentionally Omitted.]

         SECTION 7.18 Compliance with Laws. None of Star Gas Partners, Holdings,
                      --------------------
the Borrower or any of their Subsidiaries is in default under any agreement by which it is bound or in violation of any statute, law or governmental rule or regulation or court or arbitrator's judgment, decree or order, in any such case, which either individually or in the aggregate, could have a Material Adverse Effect.

         SECTION 7.19 Investment Company Act; Other Regulations. None of Star
                      -----------------------------------------
Gas Partners, Holdings, the Borrower or any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of Star Gas Partners, Holdings, the Borrower or any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

         SECTION 7.20 Restrictive Agreements. None of Holdings, the Borrower or
                      ----------------------
any Material Subsidiary is party to any agreement except the Loan Documents, the Note Agreements and the documents evidencing other Private Placement Debt and the Existing Subordinated Debt which limits such Person's ability to pay dividends to Star Gas Partners, Holdings, the Borrower or to any of the Material Subsidiaries that own outstanding equity interests in such Person.

                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1 Affirmative Covenants. The Borrower agrees with the Agent
                     ---------------------
and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.1.
                  -----------

               SECTION 8.1.1 Financial Information, Reports, Notices, etc. The
                             --------------------------------------------
Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

               (a)    (i)    as soon as practicable, but in any event within
         forty-five (45) days after the end of each of the first three quarterly fiscal periods in each Fiscal Year of the Borrower, consolidated (and in the case of Holdings, consolidating) balance sheets of Holdings, the Borrower and the Material Subsidiaries as at the end of such period and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, surplus or partners' capital, cash flows and stockholders' equity of Holdings, the Borrower and the Material Subsidiaries (1) for such period and (2) (in the case of the second and third quarterly periods) for the period from the beginning of the current Fiscal Year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by an authorized financial officer of the Borrower as presenting fairly, in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods;

                      (ii) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each Fiscal Year of Star Gas Partners, consolidated (and to the extent that such are being prepared, consolidating) balance sheets of Star Gas Partners and its Subsidiaries as at the end of such period and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, surplus or partners' capital and cash flows of Star Gas Partners and its Subsidiaries
                (1) for such period and (2) (in the case of the second and third quarterly periods) for the period from the beginning of the current Fiscal Year of Star Gas Partners to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable and as appropriate, consolidating figures for the corresponding periods of the previous Fiscal Year of Star Gas Partners, all in reasonable detail and certified by an authorized financial officer of Star Gas Partners as presenting fairly, in all material respects, the information contained therein (subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods;

                (b)(i) as soon as practicable but in any event within ninety
         (90) days after the end of each Fiscal Year of the Borrower, consolidated (and in the case of Holdings, consolidating) balance sheets of Holdings, the Borrower and the Material Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, cash flows and stockholders' equity of Holdings, the Borrower and the Material Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the consolidated and, where applicable and to the extent that such are being prepared, consolidating figures for the previous Fiscal Year, all in reasonable detail, and accompanied by a report thereon of KPMG LLP or other independent public accountants of recognized national standing selected by the Borrower, which report shall (1) contain no limitation on the scope of the audit and no material qualification or exception and (2) state that such consolidated financial statements present fairly in all material respects the financial position of Holdings, the Borrower and the Material Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP;

                      (ii) as soon as practicable but in any event within ninety (90) days after the end of each Fiscal Year of Star Gas Partners, consolidated (and to the extent that such are being prepared, consolidating) balance sheets of Star Gas Partners and its Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income and cash flows, if applicable and to the extent that such are being prepared, consolidating) statements of income, partners' capital and cash flows of Star Gas Partners and its Subsidiaries for such Fiscal Year of Star Gas Partners, setting forth in each case in comparative form the consolidated and, where applicable and to the extent that such are being prepared, consolidating figures for the previous Fiscal Year of Star Gas Partners, all in reasonable detail, and accompanied by a report thereon of KPMG LLP or other independent public accountants of recognized national standing selected by Star Gas Partners, which report shall (1) contain no limitation on the scope of the audit and no material qualification or exception and (2) state that such consolidated financial statements present fairly in all material respects the financial position of Star Gas Partners and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP;

                (c)   as soon as available and in any event within forty-five
         (45) days after the end of each of the first three (3) Fiscal Quarters of the Borrower and within ninety (90) days after the end of each Fiscal Year of the Borrower, a Compliance Certificate with respect to the period covered by the financial statements referred to in Section
                                                                       -------
         8.1.1(a) and 8.1.1(b) above together with supporting calculations and
         -------      --------
         such other supporting detail as the Agent and the Required Lenders may require;

                (d) promptly upon receipt thereof, copies of all reports, management letters and other detailed information (if any) prepared with respect to Gas Star Partners, Holdings, the Borrower or any Material Subsidiary by any independent public accountant in connection with each annual or interim audit of such Person;

                (e) as soon as possible and in any event within three (3) Business Days after knowledge by a Responsible Officer of the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default and the action which the Borrower has taken and propose to take with respect thereto;

                (f) as soon as possible and in any event within three (3) Business Days after knowledge by a Responsible Officer of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in
         Section 7.9 or (y) the commencement of any labor controversy,
         -----------
         litigation, action, proceeding of the type described in Section 7.9,
                                                                 -----------
         notice thereof and copies of all documentation relating thereto;

                (g) within five (5) Business Days after the sending or filing thereof, all reports, registration statements and prospectuses which Star Gas Partners, the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                (h) notice of the occurrence of any of the following events affecting the Borrower or any ERISA Affiliate (but in no event more than ten (10) days after knowledge by a Responsible Officer of such event), and deliver to the Agent and each Lender a copy of any notice with respect to such event that is filed with the Government Authority and any notice delivered by a Government Authority to the Borrower or any ERISA Affiliate with respect to such event:

                      (i)    an ERISA Event;

                      (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

                      (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Borrower or any ERISA Affiliate;

                      (iv)   the adoption of any amendment to a Plan subject to
                Section 412 of the Code, if such amendment could result in a material increase in contributions or Unfunded Pension Liability; or

                      (v) any Pension Plan's having incurred an "accumulated funding deficiency" (as defined in Section 412 of the Code), or receiving notice from the PBGC, Internal Revenue Service or any governmental agency that it is the subject of an audit, review or any other governmental action.

In addition, the Borrower shall instruct the actuaries for all Pension Plans to deliver to the Agent a copy of each Pension Plan's Actuarial Valuation and each Pension Plan's Schedule B to Form 5500 at the earliest time that such is delivered to the Borrower or any ERISA Affiliate.

                (i) within sixty (60) Business Days after each Fiscal Quarter end, a certificate setting forth the net proceeds from Asset Dispositions, the application of such proceeds as permitted under
         Section 8.2.8, and the mandatory prepayments made as required by
         -------------
         Section 3.1.3;
         -------------

                (j) on the fifteenth (15th) day of each month (or if such day shall not be a Business Day, the next preceding Business Day) and promptly after any day on which the Agent requests, a Borrowing Base Certificate showing the Facility A Borrowing Base as of the last day of the most recently ended calendar month or such other date as reasonably requested by the Agent, as the case may be, in each case certified as complete and correct by the chief financial officer of the Borrower together with supporting documents reasonably acceptable to the Agent;

                (k) promptly and in any event within ten (10) days of knowledge by a Responsible Officer thereof, any litigation, proceeding, investigation or dispute which may exist at any time between Star Gas Partners, Holdings, the Borrower or any Material Subsidiary and any governmental regulatory body which might interfere with the normal business operations of Star Gas Partners, Holdings, the Borrower or any Material Subsidiary, such other information respecting the condition or operations, financial or otherwise, of Star Gas Partners, Holdings, the Borrower or any Subsidiary as any Lender through the Agent may from time to time reasonably request; and

                (l) promptly and in any event within ten (10) days of knowledge by a Responsible Officer thereof and to the extent not otherwise covered in clauses (a)-(k) above, any event or circumstance
                              ---------------
         that could have a Material Adverse Effect, including without limitation an event or circumstance which leads the Borrower to believe it will not meet the financial covenants set forth in Section 8.2.4 on a pro
                                                       -------------
         forma basis.

               SECTION 8.1.2 Maintenance of Properties. Each of Star Gas
                             -------------------------
Partners, Holdings and the Borrower will, and will cause each of their Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless Star Gas Partners, the Borrower or Holdings determines in good faith that the continued maintenance of any of its or its Subsidiaries' properties is no longer economically desirable.

               SECTION 8.1.3 Insurance. In addition to insurance requirements
                             ---------
set forth in the Security Documents, Holdings and the Borrower shall maintain, and shall cause each of the Material Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by Holdings, the Borrower or any Material Subsidiary in the absence of thirty (30) days' prior notice to the Trustee and the Agent. All such insurance shall name the Trustee as loss payee/mortgagee and as additional insured, for the benefit of the Lenders, as their interests may appear. All casualty insurance maintained by Holdings, the Borrower and the Material Subsidiaries shall name the Trustee as loss payee and all liability insurance shall name the Trustee as additional insured for the benefit of the Borrower, as their interests may appear. Upon request of the Agent, the Trustee or any Lender, the Borrower shall furnish the Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Borrower (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by Holdings, the Borrower and the Material Subsidiaries in accordance with this Section or any Security Documents (and which, in the case of a certificate of a broker, were placed through such broker).

               SECTION 8.1.4 Payment of Obligations. Star Gas Partners, Holdings
                             ----------------------
and the Borrower shall, and shall cause each of their Subsidiaries to, pay and discharge as the same shall become due and payable (except to the extent the failure to so pay and discharge could not reasonably be expected to have a Material Adverse Effect), all their respective obligations and liabilities, including:

                (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by Star Gas Partners, Holdings, the Borrower or such Material Subsidiary;

                (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

                (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

               SECTION 8.1.5 Compliance with Laws. Each of Star Gas Partners,
                             --------------------
Holdings and the Borrower shall, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Government Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

               SECTION 8.1.6 Books and Records. Star Gas Partners, Holdings and
                             -----------------
the Borrower will, and will cause each of the Material Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions.

               SECTION 8.1.7 Inspection. The Borrower shall permit the
                             ----------
representatives of each Lender and the Agent, at the expense of the Borrower at any time when a Default or Event of Default has occurred and is in existence and otherwise representatives of any Lender or the Agent with prior written notice at the expense of such Lender or the Agent, to visit and inspect during normal business hours any of the properties of Star Gas Partners, Holdings, the Borrower or any Material Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants all at such reasonable times and intervals and as often as may be reasonably requested. Holdings and the Borrower hereby authorize Holdings', the Borrower's and the Material Subsidiaries' independent accountants, and shall upon such request deliver a letter to Holding's, the Borrower's and the Material Subsidiaries' independent public accountants authorizing them, to reply to and comply with the provisions of this Section 8.1.7.
                   -------------

               SECTION 8.1.8 Environmental Covenant. Star Gas Partners, Holdings
                             ----------------------
and the Borrower will, and will cause each of the Material Subsidiaries to:

                (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws except where non-compliance could not singly or in the aggregate be reasonably expected to have a Material Adverse Effect;

                (b) immediately notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws other than those claims, complaints, notices or inquiries which singly or in the aggregate could not have a Material Adverse Effect, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Agent any such actions and proceedings relating to compliance with Environmental Laws except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; and

                (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 8.1.8.
                   --------------

               SECTION 8.1.9 Compliance with ERISA. Star Gas Partners, Holdings
                             ---------------------
and the Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to
Section 412 of the Code.

               SECTION 8.1.10 Ranking/Security. Holdings and the Borrower will
                              ----------------
cause the Obligations to be secured and rank pari passu with all other Senior Debt. All of the Collateral will be pledged to secure both the Obligations and all other Senior Debt. In the event that the Borrower or Holdings obtains or creates any Material Subsidiary (after the date hereof), the Borrower or Holdings (as applicable) shall (a) cause each such Material Subsidiary to issue a guarantee of the Obligations and each such guarantee will be in favor of the Trustee and secured by a pledge of all of the accounts receivable, inventory, cash, Customer Lists and stock of such Material Subsidiary, and (b) cause the Security Agreements to be amended to add such Material Subsidiary as an Obligor thereunder and shall deliver, or cause such Material Subsidiary to deliver, such other agreements, documents, instruments and opinions in connection therewith as the Agent or the Trustee may request.

               SECTION 8.1.11 Clean Down Period. The Borrower, for a period of
                              -----------------
forty-five (45) consecutive days during the period of April 1 to September 30 of each calendar year, will (a) make a repayment of the aggregate outstanding principal amount of all Facility A Loans, all Swing Loans and all Facility C Working Capital Loans, if any, in an amount sufficient so as to cause such aggregate outstanding principal amount thereof to equal $0 during such period and (b) reduce all Facility A L/C Obligations if any, in an amount sufficient so as to cause such aggregate Facility A L/C Obligations not to exceed $0 during such period.

               SECTION 8.1.12 Preservation of Corporate Existence. Star Gas
                              -----------------------------------
Partners, Holdings and the Borrower shall, and Holdings and the Borrower shall cause each of their Subsidiaries to:

                (a) preserve and maintain in full force and effect its corporate or partnership existence (as applicable) and good standing under the laws of its state or jurisdiction of organization or incorporation, except to the extent permitted by Section 8.2.7;
                                                          -------------

                (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.2.7 and
                                                             -------------
         sale of assets permitted by Section 8.2.8 or where the lapse could not
                                     -------------
         reasonably be expected to have a Material Adverse Effect;

                (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could have a Material Adverse Effect.

               SECTION 8.1.13 Use of Proceeds.
                              ---------------

                (a) Holdings and the Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly for the purpose of buying or carrying margin stock or any purpose which violates, or would be inconsistent with F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings;

                (b) The proceeds of the Loans and the Letters of Credit shall be used for the purposes set forth in Section 7.14(b). Proceeds of the
                                               --------------
         Facility C Loans to refinance matured senior secured Indebtedness shall be limited to $20,000,000 and, to the extent that the aggregate outstanding principal balance of Facility C Loans, used for such purpose exceeds $5,000,000 (or would exceed $5,000,000 upon giving effect to the proposed borrowing), then Facility C Loans may be incurred for such purpose only if, upon giving effect to such borrowings (x) the Leverage Ratio would be less than or equal to 3.75 to 1 and (y) the Consolidated Cash Flow to Interest Expense Ratio would be greater than or equal to 2.75 to 1. The Effective Amount of Facility C Working Capital Loans shall not exceed the Facility C Working Capital Loan Cap.

               SECTION 8.1.14 Update of Customer Lists. Each of Holdings and the
                              ------------------------
Borrower shall, and shall cause its Material Subsidiaries to, provide to the Trustee for the benefit of the Agent, the Issuer and the Lenders on such dates as the Agent reasonably may request one or more computer tapes (or such other medium as may be acceptable to the Agent) containing each Customer List owned by Holdings, the Borrower or any of the Material Subsidiaries and within fifteen
(15) days of such request the Borrower and the Agent agree that each Lender shall be permitted to review such tapes (or other medium) during the reasonable business hours of the Agent; provided that the Agent and the Lenders shall not and the Trustee shall be caused not to disclose such information unless an Event of Default has occurred and is continuing; provided, however, that prior to an Event of Default, the Trustee, the Agent and the Lenders may disclose such information only to (a) their respective attorneys, auditors, employees, consultants or other agents, and (b) to any Government Authority to the extent required by such Government Authority.

               SECTION 8.1.15 Further Assurances.
                              ------------------

                (a) The Borrower shall ensure that all written information, exhibits and reports furnished to the Agent, the Issuer, the Trustee or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent, the Issuer, the Trustee and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

                (b) Promptly upon request by the Agent, the Trustee or the Required Lenders, the Borrower shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent, the Trustee or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent, the Trustee and Lenders the rights granted or now or hereafter intended to be granted to the Agent, the Trustee and the Lenders under any Loan Document or under any other document executed in connection therewith.

         SECTION 8.2 Negative Covenants. The Borrower agrees with the Agent and
                     ------------------
each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.
              -----------

               SECTION 8.2.1 Business Activities. Star Gas Partners, Holdings
                             -------------------
and the Borrower will not, nor will they permit any of the Material Subsidiaries to, engage in any line of business, if, as a result, the general nature of the business in which Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries taken as a whole are engaged in would be substantially different from the nature of the business in which Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries are engaged in as of the Effective Date.

               SECTION 8.2.2 Indebtedness.
                             ------------

                (a) Holdings and the Borrower will not, nor will they permit any of the Material Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                      (i) the Private Placement Debt identified on Item 8.2.2(a)(i) of the Disclosure Schedule;

                      (ii)   Indebtedness evidenced by the Obligations;

                      (iii)  the Existing Subordinated Debt;

                      (iv) additional secured Indebtedness of Holdings, the Borrower and the Material Subsidiaries in excess of Indebtedness permitted by clauses (i) and (ii) above, if (A) Holdings, the
                             --------------------
                Borrower and the Material Subsidiaries are in compliance with the covenant on pro forma Consolidated Cash Flow to Interest Expense Ratio set forth in Section 8.2.4(b) (including the
                                           ---------------
                Indebtedness to be incurred and the repayment of any Indebtedness being refinanced), (B) Holdings, the Borrower and the Material Subsidiaries are in compliance with the pro forma Leverage Ratio covenant set forth in Section 8.2.4(a), (C) in
                                                     ----------------
                the case of Indebtedness (other than Borrower notes) incurred in connection with Capitalized

               Lease Liabilities, the obligations incurred do not exceed the fair market value of such property or assets (as determined in good faith by the Board of Directors of the Borrower), (D) to the extent such Indebtedness is pari passu with the other Senior Debt, the creditors in respect of such additional Indebtedness shall have become parties to the Intercreditor Agreement and the Intercreditor Agreement shall have been amended, if necessary, to reflect such additional Indebtedness and otherwise shall be in form and substance satisfactory to the Agent and the Lenders, (E) to the extent such Indebtedness is subordinate to the Senior Debt, such Indebtedness constitutes Permitted Subordinated Debt and (F) no Default or Event of Default would exist after incurring such Indebtedness;

                      (v) additional unsecured Indebtedness of Holdings, the Borrower or the Material Subsidiaries provided that (A) Holdings, the Borrower and the Material Subsidiaries are in compliance with the covenant on pro forma Consolidated Cash Flow to Interest Expense Ratio (including the Indebtedness to be incurred and the repayment of any debt being refinanced and repaid) set forth in Section 8.2.4(b), (B) Holdings, the
                                     ----------------
                Borrower and the Material Subsidiaries are in compliance with the Leverage Ratio covenant set forth in Section 8.2.4(a), (C)
                                                         ----------------
                in the case of Indebtedness incurred in connection with Capitalized Lease Liabilities, the obligations incurred do not exceed the fair market value of such property or assets (as determined in good faith by the Board of Directors of the Borrower), (D) such Indebtedness constitutes Permitted Subordinated Debt and (E) no Default or Event of Default would exist after incurring such Indebtedness;

                      (vi) to the extent not covered by paragraph (v) above, Indebtedness in respect of the Permitted Hedging Agreements; and

                      (vii) the Acquisition Debt identified on Item 8.2.2(a)(vii) of the Disclosure Schedule and other Acquisition Debt if (A) the principal amount of any such Acquisition Debt shall not exceed the fair market value of the assets acquired with such Indebtedness, (B) Holdings, the Borrower and the Material Subsidiaries are in compliance with the covenant on pro forma Consolidated Cash Flow to Interest Expense Ratio set forth in Section 8.2.4(b) (including the Indebtedness to be incurred
                   ----------------
                and the repayment of any Indebtedness being refinanced), (C) Holdings, the Borrower and the Material Subsidiaries are in compliance with the pro forma Leverage Ratio covenant set forth in Section 8.2.4(a), and (D) no Default or Event of Default
                   ---------------
                would exist after incurring such Indebtedness.

Notwithstanding the foregoing, in the case of the Material Subsidiaries only, the aggregate amount of all Indebtedness of the Material Subsidiaries (exclusive of Indebtedness in respect of Senior Debt) shall not exceed 2% of the Consolidated Total Tangible Assets of Holdings at any time.

If no Default or Event of Default shall have occurred and be continuing, the provisions of this Section will not prevent Holdings, the Borrower and the Material Subsidiaries from incurring senior secured Indebtedness to refinance, refund or renew the Senior Debt, provided that (1) the principal amount of such Indebtedness shall not exceed the principal amount of such Senior Debt being renewed, refunded or refinanced together with any accrued interest and premium with respect thereto and any costs and expenses related to such renewal, refunding or refinancing, (2) such Indebtedness (x) shall not mature prior to the stated maturity of such Senior Debt so exchanged or refinanced, (y) shall have an average life equal to or greater than the remaining average life of such Senior Debt so exchanged or refinanced, and (3) such Indebtedness shall continue to be subject to the Intercreditor Agreement.

Furthermore, if no Default or Event of Default shall have occurred and be continuing, the provisions of this Section will not prevent Holdings, the Borrower and the Material Subsidiaries from incurring Indebtedness to refinance, refund or renew any outstanding subordinated Indebtedness, provided that (1) the principal amount of such Indebtedness shall not exceed the principal amount of the Indebtedness being renewed, refunded or refinanced together with any accrued interest and premium with respect thereto and any costs and expenses related to such renewal, refunding or refinancing, (2) such Indebtedness (x) shall not mature prior to the stated maturity of the subordinated Indebtedness so exchanged or refinanced and (y) shall have an average life equal to or greater than the remaining average life of the subordinated Indebtedness so exchanged or refinanced, and (3) such Indebtedness constitutes Permitted Subordinated Debt.

                (b) Star Gas Partners will not create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness except (i) Indebtedness in respect of Senior Debt and Indebtedness evidenced by its Guaranty dated March 25, 1999 in favor of the holders of the $2,140,000 10.25% Subordinated Notes due January 15, 2001 (as extended in accordance with its terms) as such Guaranty is in effect as of the Effective Date and (ii) unsecured Contingent Liabilities in an aggregate amount not exceeding $50,000,000 at any time outstanding incurred solely by way of financial guarantees of obligations of its direct or indirect Wholly-Owned Subsidiaries and its Subsidiary, Total Gas & Electric, Inc. (including Contingent Liabilities in respect of the obligations of Total Gas & Electric, Inc. under the Credit Agreement dated as of March 30, 2001 among Total Gas & Electric, Inc., the banks referred to therein and The Chase Manhattan Bank, as administrative agent for such banks); provided, however, if no Default or Event of Default shall have occurred and be continuing, the provisions of this clause (b) will not prevent Star Gas Partners from
                            ----------
         creating or incurring any Indebtedness, provided that (w) such Indebtedness constitutes Permitted Subordinated Debt; (x) no Default or Event of Default would exist after incurring such Indebtedness, and (y) after incurring such Indebtedness, the ratio of SGP Consolidated Pro Forma Operating Cash Flow to SGP Consolidated Pro Forma Interest Expense is greater than 2.00 to 1.0 for the period of the four (4) most recent Fiscal Quarters ending on or prior to the date of the incurrence of such Indebtedness.

               SECTION 8.2.3 Liens. Star Gas Partners, Holdings and the Borrower
                             -----
shall not, nor shall they permit any of the Material Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except with respect to Holdings, the Borrower and the Material Subsidiaries, any of the Liens referred to below and with respect to Star Gas Partners the Liens referred to in clauses
                                                                        -------
(b), (d) and (g) below:
---  ---     ---

                (a) Liens in the Collateral created in favor of the Trustee for the benefit of the Agent, the Issuer, the Lenders, the Private Placement Debt holders and the holders of other Parity Debt;

                (b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue and being diligently contested in good-faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                (e) the purchase money security interests on any property acquired or held by Holdings, the Borrower or Material Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property and
         (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $2,000,000;

                (f) leases or subleases granted to others, zoning restrictions, easements, licenses, reservations, rights-of-way, restrictions on the use of property or irregularities of title and other similar changes, encumbrances and Liens which do not materially impair the use thereof by Holdings, the Borrower or any of their Material Subsidiaries; and

                (g) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

provided, however, that Liens on real estate shall be limited to real estate acquired after the Effective Date securing the purchase price thereof and not in excess of $500,000 per Fiscal Year.

                SECTION 8.2.4 Financial Covenants. The Borrower shall not
permit:                       -------------------

                (a) the Leverage Ratio based upon the most recent four Fiscal Quarters to exceed 4.00 to 1 at any time hereafter.

                (b) the Consolidated Cash Flow to Interest Expense Ratio to be equal to or less than 2.50 to 1 at any time hereafter.

                (c) the ratio of Current Assets to Current Liabilities to be less than the following respective amounts during the following respective periods in which Facility A Loans, Facility A Letters of Credit or Facility C Working Capital Loans are outstanding:

                                                              Current Assets to
                      Period                                 Current Liabilities
                      ------                                 -------------------

                      At December 31 through June 30              1.00 to 1
                      of each year

                      At July 1 through December 30               0.85 to 1
                      of each year

               SECTION 8.2.5 Investments. Subject to Section 8.2.6, none of
                             -----------             -------------
Holdings, the Borrower or any of the Material Subsidiaries shall make or suffer to exist, any Investment in any Person, including without limitation, any shareholder of Holdings, the Borrower or any Subsidiary except (and in each case in accordance with Sections 2.03, 4.01 and 4.02 of the Security Agreements):

                (a)   Investments in:

                      (i) obligations issued or guaranteed by the United States of America;

                      (ii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                      (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                      (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                      (v) shares of "money market funds," each having net assets of not less than $100,000,000;

in each case maturing or being due or payable in full not more than one-hundred eighty (180) days after Holdings', the Borrower's or any Material Subsidiary's acquisition thereof;

                (b) Investments by Holdings or the Borrower in any Material Subsidiary (whether established before or after the Effective Date) and by any Material Subsidiary in the Borrower, Holdings or another Material Subsidiary; provided that, with respect to any Investment that involves an acquisition of any business (including the Contemplated Acquisition): (i) the acquiree shall be primarily engaged in a business that would be permitted by
         Section 8.2.1; (ii) immediately after giving effect to such
         -------------
         acquisition, no Default or Event of Default will occur or be continuing and each of the representations and warranties of the Borrower in this Agreement shall be true on and as of the date of consummation of the acquisition, both before and after giving effect thereto; and (iii) solely with respect to the Contemplated Acquisition, the Borrower shall have received from Star Gas Partners net proceeds of at least $60,000,000 from the issuance by Star Gas Partners of its common units; provided further that, if any such acquisition is not structured as an Investment under this Agreement, the provisions of this Section
                                                                 -------
         8.2.5(b) shall nonetheless be required to be complied with in
         --------
         connection with such acquisition; and

                (c) Investments by Holdings or the Borrower in any existing or future, direct or indirect, Subsidiary which exists for the sole purpose of obtaining and holding a license which Holdings or the Borrower deems necessary or advisable for its business, provided that
         (i) the total Investment in such Subsidiary does not exceed $100,000 in the aggregate for any one such Subsidiary or $200,000 in the aggregate for all such Subsidiaries and (ii) if the failure to have such license could reasonably be expected to have a Material Adverse Effect, the Subsidiary holding such license shall be a Material Subsidiary.

               SECTION 8.2.6   Restricted Payments, etc.
                               ------------------------

               (a) Holdings will not directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, and Holdings will not, and will not permit the Borrower or any of the Material Subsidiaries to, make or authorize any Restricted Investment, except that (i) Holdings may declare or order, and make, pay or set apart, once during each calendar quarter a Restricted Payment, and (ii) Holdings, the Borrower or any Material Subsidiary may make Restricted Investments during each calendar quarter, provided that (x) the aggregate amount of such Restricted Payments and Restricted Investments in any calendar quarter do not exceed (as applicable) the Available Cash for the immediately preceding calendar quarter, (y) immediately after giving effect to any such proposed action no Default or Event of Default shall exist and be continuing, and (z) Restricted Investments may only be made in accordance with Sections 2.03 and 4.01 of the Security Agreements.

                (b) Star Gas Partners will not permit payment of any partnership distribution, purchase any outstanding partnership units, or retire, prior to its maturity, any subordinated debt (the "SGP
                                                                       ---
         Restricted Payment") and Star Gas Partners will not, and will not
         ------------------
         permit any of its Subsidiaries to, make or authorize any Restricted Investment unless after giving effect to such action:

                      (i) the ratio of SGP Consolidated Pro Forma Operating Cash Flow to SGP Consolidated Pro Forma Interest Expense for Star Gas Partners is greater than 1.75 to 1.0 for the period of the four (4) most recent Fiscal Quarters ending on or prior to the date of such SGP Restricted Payment; and

                      (ii)   no Default or Event of Default would exist.

               (c) Any Restricted Payment and any SGP Restricted Payment must be payable within sixty (60) days of its declaration and if the Restricted Payment or the SGP Restricted Payment (as applicable) would have been permitted as of the date of such declaration such Restricted Payment or SGP Restricted Payment (as applicable) shall be permitted if made during such sixty (60) day period; provided, however, that no Default or Event of Default exists on the day of such distribution or would exist after making such distribution.

               SECTION 8.2.7 Consolidation, Merger, etc. Star Gas Partners,
                             ---------------------------
Holdings and the Borrower shall not, and shall not suffer or permit any Material Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether nor owned or hereafter acquired) to or in favor of any Person, except:

               (a) any Material Subsidiary may merge with the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation; and

               (b) any Material Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another Wholly-Owned Material Subsidiary.

               SECTION 8.2.8 Asset Dispositions, etc. Except in connection with
                             -----------------------
a transaction permitted under Section 8.2.7, none of Holdings, the Borrower or
                              -------------
any of the Material Subsidiaries may sell or dispose of any portion of its property (excepting abandonment, sale of inventory or other dispositions in the ordinary course of business), or sell equity interests in any Material Subsidiary to any third party (all of the foregoing, are herein called "Asset
                                                                        -----
Dispositions"), unless:
------------

               (a) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist or be continuing;

                (b)   one of the following two conditions shall be satisfied:

                      (i) the aggregate net after tax proceeds from such Asset Disposition do not exceed 10% of the Consolidated Total Assets of Holdings during such Fiscal Year; or

                      (ii) in the event that such net after tax proceeds from such Asset Disposition exceed 10% of the Consolidated Total Assets of Holdings ("Excess Sale Proceeds"), the Borrower shall
`                                    --------------------
                within ninety (90) days of the date of the
                disposal of the assets giving rise to such proceeds, cause an amount equal to such Excess Sale Proceeds to be applied (x) to the acquisition of assets in replacement of the assets so disposed of or of assets which may be productively used in the United States in the conduct of Holdings', the Borrower's or any Material Subsidiary's business (and such newly acquired assets shall become part of the General Collateral and shall be subjected to the Lien of the Security Documents), or (y) to the extent not applied pursuant to the immediately preceding clause
                                                                         ------
                (x), for deposit with the Trustee no later than ninety (90) days
                ---
                of after such disposition to be reinvested in assets described in clause (x) and to the extent such Excess Sale Proceeds are
                   ----------
                not reinvested as described above within one-hundred eighty
                (180) days of such disposition to the prepayment of the Obligations pursuant to Section 3.1; and
                                        -----------

                (c) 100% of the consideration received is in cash or marketable securities or notes secured by a standby letter of credit.

                SECTION 8.2.9 Modification of Certain Agreements. The Borrower
                              ----------------------------------
shall not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any document or instrument evidencing or applicable to the Private Placement Debt (including the Note Agreements), other Parity Debt, the Existing Subordinated Debt, other Permitted Subordinated Debt or the Exchanged Notes, which increases any amount payable thereunder or shortens the terms thereof or increases any installment or required prepayment.

                SECTION 8.2.10 Transactions with Affiliates. Star Gas Partners,
                               ----------------------------
Holdings and the Borrower will not, and will not permit any Material Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate, including, without limitation, the purchase, sale or exchange of assets or the rendering of any service, to Star Gas Partners', Holdings', the Borrower's or such Material Subsidiary's business except upon fair and reasonable terms that are no less favorable to Star Gas Partners, Holdings, the Borrower or such Material Subsidiary, as the case may be, than those which might be obtained in an arm's-length transaction at the time such transaction is agreed upon from Persons which are not such an Affiliate.

                SECTION 8.2.11 Negative Pledges, Restrictive Agreements, etc.
                               ----------------------------------------------
Holdings and the Borrower will not, and will not permit any of the Material Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted herein) prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document.

                SECTION 8.2.12 Limitation on Issuance of Stock. Except as
                               -------------------------------
otherwise permitted herein and except with respect to issuances of additional stock to the direct parent of Holdings, the Borrower or any Material Subsidiary, Holdings and the Borrower shall not and shall not permit any of the Material Subsidiaries to, directly or indirectly, issue, contingently or otherwise, any shares of Holdings', the Borrower's or such Material Subsidiary's capital stock, warrants, rights or options to purchase or acquire shares of Holdings, the Borrower's or such Subsidiary's capital stock.

                SECTION 8.2.13 Operating Leases.
                               ----------------

                (a) The aggregate obligations of Holdings, the Borrower and the Material Subsidiaries for the payment of rent for any property under lease or agreement to lease (excluding obligations of Holdings, the Borrower and the Material Subsidiaries under or with respect to Synthetic Leases) for any Fiscal Year shall not exceed $15,000,000.

                (b) Star Gas Partners shall not have any obligations for the payment of rent of any property under the lease or agreement to lease.

                SECTION 8.2.14 Prepayments. None of Holdings, the Borrower or
                               -----------
any Material Subsidiary shall make any voluntary or optional prepayment of any Indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement other than as provided in Section 20 of the Intercreditor Agreement and (i) the Indebtedness hereunder, (ii) Indebtedness repaid pursuant to the two last paragraphs of Section 8.2.2(a), (iii) Acquisition Debt
                              ----------------
identified on Item 8.2.2(a)(vii) of the Disclosure Schedule and any other Acquisition Debt secured by Facility C Letters of Credit or (iv) up to $4,000,000 of notes and debentures outstanding on the Effective Date under indentures filed under the Trust Indenture Act of 1939.

                SECTION 8.2.15 Organic Documents. Star Gas Partners, Holdings
                               -----------------
and the Borrower will not, and will not permit any Material Subsidiary, to alter any Organic Document of such entity in any manner which could have a Material Adverse Effect.

                SECTION 8.2.16 Capital Expenditures. Holdings and the Borrower
                               --------------------
will not, nor will they permit any of the Material Subsidiaries to, make at any time Capital Expenditures in respect of any line of business other than the Fuel Oil Distribution Business which in the aggregate, over the term of this Agreement, exceed 10% of the consolidated tangible assets of Holdings, the Borrower and the Material Subsidiaries as determined in accordance with GAAP at such time.

                SECTION 8.2.17 Contingent Liabilities. Star Gas Partners,
                               ----------------------
Holdings and the Borrower shall not, and shall not suffer or permit any Material Subsidiary to, create, incur, assume or suffer to exist any Contingent Liabilities except:

                (a) endorsements for collection or deposit in the ordinary course of business; and

                (b) Contingent Liabilities of Holdings, the Borrower and the Material Subsidiaries existing as of the Effective Date and listed in
         Item 8.2.17 of the Disclosure Schedule (including, without limitation, Contingent Liabilities in respect of the Obligations, the Parity Debt and subordinated Indebtedness referred to on the Disclosure Schedule), other Contingent Liabilities of such Persons permitted by Section
                                                                   -------
         8.2.2(a) and Contingent Liabilities of Star Gas Partners permitted by
         --------
         Section 8.2.2(b).
         ----------------

               SECTION 8.2.18 ERISA Star Gas Partners, Holdings and the
                              -----
Borrower shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted, or otherwise act or fail to make a contribution if such action or failure to act could result in liability of the Borrower and/or ERISA Affiliate with respect to any Pension Plan in an aggregate amount in excess of $7,000,000; (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; or (c) permit to exist any "accumulated funding deficiency" (as defined in Section 412 of the Code) with respect to any Pension Plan. Each year, Star Gas Partners, Holdings, and the Borrower shall contribute, or shall cause to be contributed, $500,000 among the underfunded Pension Plans. This amount shall be in addition to contributions necessary to satisfy Section 412 of the Code for such year.

               SECTION 8.2.19 Accounting Changes. Star Gas Partners, Holdings
                              ------------------
and the Borrower shall not, and shall not suffer or permit any Material Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the Fiscal Year of Holdings, the Borrower or of any Material Subsidiary.

               SECTION 8.2.20 Bank Accounts. None of Holdings, the Borrower or
                              -------------
any of the Material Subsidiaries shall have any bank accounts other than (a) the Chase Account, (b) the other existing bank accounts listed on Schedule VI and
                                                              -----------
(c) other accounts expressly permitted by Section 4.18(b) of each of the Security Agreements (provided that the Borrower shall have furnished to the Agent a copy of the Blocked Account Agreement required thereby at the time any such account is opened or, if permitted by the Security Agreements, within ninety (90) days thereafter as long as during any such period not more than $1,000,000 shall be deposited in all accounts for which no Blocked Account Agreement has yet been delivered).

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         SECTION 9.1 Listing of Events of Default. Each of the following events
                     ----------------------------
or occurrences described in this Section 9.1 shall constitute an "Event of
                                                                  --------
Default".
-------

         SECTION 9.1.1 Non-Payment of Obligations. The Borrower shall default in
                       --------------------------
the payment or prepayment when due of any principal or interest of any Loan, or the payment of any fee or other Obligation (including Reimbursement Obligations).

         SECTION 9.1.2 Breach of Warranty. Any material representation or
                       ------------------
warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made in any material respect.
   ----------

                SECTION 9.1.3 Non-Performance of Other Covenants and
Obligations.                  --------------------------------------
-----------

                (a) Any Obligor shall default in the due performance and observance of any term, covenant or agreement contained in any of Sections 8.1.5, 8.1.10, 8.1.11 or 8.1.14 or in any section of Section 8.2; or

                (b) any Obligor shall default in the due performance and observance of any other Obligation or agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of fifteen (15) days after actual knowledge thereof by a Responsible Officer.

                SECTION 9.1.4 Default on Other Indebtedness. Star Gas Partners,
                             -----------------------------
Holdings, the Borrower or any Subsidiary shall default (after notice and the expiration of any applicable grace period) in the payment of any amount of principal, premium or interest on any Indebtedness (other than the Notes), or any event shall occur or condition shall exist in respect of any Indebtedness of Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries (other than the Notes) and the effect of such event or condition is to cause (or to permit the holders of such Indebtedness to cause) such Indebtedness to become due before its stated maturity, in each case, if the outstanding principal balance of such Indebtedness is in excess of $2,000,000 in the aggregate.

                SECTION 9.1.5 Judgments. Any judgment or order for the payment
                              ---------
of money in excess of $1,000,000, net of insurance coverage, shall be rendered against Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries and:

                (a) such judgment or order is non appealable, has not been stayed pending appeal, or all rights to appeal such judgment have expired or been exhausted; and

                (b) such judgment or order shall remain undischarged for a period of sixty (60) consecutive days after the date due.

                SECTION 9.1.6 ERISA. (a) An ERISA Event shall occur with respect
                              -----
to a Pension Plan or Multiemployer Plan which has resulted or could result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $7,000,000; or (b) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $7,000,000; or (c) with respect to any Pension Plan, the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any contribution required or needed in order to avoid (i) an "accumulated funding deficiency" (as defined in Section 412 of the Code), or (ii) adverse PBGC action; or (d) $500,000 is not contributed each year among the underfunded Pension Plans. For purposes of clause (d), the $500,000 amount shall be in addition to contributions necessary to satisfy Section 412 of the Code for such year.

                SECTION 9.1.7 Change in Control. Any Change in Control shall
                              -----------------
occur except as is permitted by Section 8.2.7.
                                -------------

               SECTION 9.1.8 Bankruptcy, Insolvency, etc. Any of the following
                             ---------------------------
events shall occur:

                (a) filing by or on the behalf of the Managing General Partner, Star Gas Partners, Holdings, the Borrower, or any of their Subsidiaries of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar act or law, state or federal, now or hereafter existing ("Bankruptcy
                                                                   ----------
         Law"), or any action by the Managing General Partner, Star Gas
         ---
         Partners, Holdings, the Borrower or any of their Subsidiaries for, or consent or acquiescence to, the appointment of a receiver, trustee or other custodian of the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries, or of all or a substantial part of its property; or the making by the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries of any assignment for the benefit of creditors; or the admission by the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries in writing of its inability to pay its debts as they become due; or

                (b) filing of any involuntary petition against the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries in bankruptcy or seeking reorganization, arrangement, readjustment or its debts or for any other relief under any Bankruptcy Law and an order for relief by a court having jurisdiction in the premises shall have been issued or entered therein; or any other similar relief shall be granted under any applicable Federal or state law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers over the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries or over all or a part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries or of all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Managing General Partner, Star Gas Partners, Holdings, the Borrower or any of their Subsidiaries and continuance of any such event for sixty (60) consecutive days unless dismissed, bonded to the satisfaction of the court having jurisdiction in the premises or discharged; or

                (c) taking any action authorizing, or in furtherance of, any of the foregoing by Star Gas Partners, Holdings, the Borrower or any Material Subsidiary.

               SECTION 9.1.9 Impairment of Security, etc. Any of the Security
                             ---------------------------
Documents or documents guaranteeing the Notes shall cease in any material respect to be in full force and effect or shall be declared to be null and void in whole or in a material part by the final judgment (which is non-appealable or has not been stayed pending appeal or as to which all rights to appeal have expired or have been exhausted) of a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by or on behalf of Holdings, the Borrower or any Material Subsidiary or Holdings, the Borrower or any Material Subsidiary shall renounce any of the same or deny that it has any or further liability thereunder or any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by Holdings, the Borrower or any Material Subsidiary not to be, a valid, perfected, first priority (except as expressly otherwise provided in this Agreement or such Security Document) security interest in the collateral covered thereby.

               SECTION 9.1.10 Split-Up. Any order, judgment or decree is entered
                              --------
in any proceeding against the Borrower decreeing a split-up of Holdings or the Borrower which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of any Material Subsidiary whose assets represent a substantial part, of the consolidated assets of Holdings, the Borrower and Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of any of their Material Subsidiaries, which shall have contributed a substantial part of the consolidated Net Income of Holdings, the Borrower and their Material Subsidiaries for any of the three Fiscal Years then most recently ended, and such order, judgment or decree shall not be dismissed or execution thereon stayed pending appeal or review within sixty (60) days after entry thereof, or in the event of such a stay, such order, judgment or decree or decree shall not be dismissed within sixty (60) days after such stay expires.

               SECTION 9.1.11 Guarantor Defaults. Any of Star Gas Partners,
                              ------------------
Holdings or any Material Subsidiary fails in any material respect to perform or observe any term, covenant or agreement in its Guarantee Agreement; or any Guarantee Agreement is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any of Star Gas Partners, Holdings or any Material Subsidiary or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

         SECTION 9.2 Action if Bankruptcy. If any Event of Default described in
                     --------------------
Section 9.1.8 shall occur, the Commitments and any obligation of the Issuer to
-------------
issue Letters of Credit (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans, the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit and all other Obligations shall automatically be and become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

         SECTION 9.3 Action if Other Event of Default.
                     --------------------------------

                (a) If any Event of Default (other than any Event of Default described in Section 9.1.8) shall occur for any reason, whether
                      -------------
         voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower:

                      (i) declare the commitment of each Lender to make Loans and any obligation of the Issuer to issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                      (ii) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be

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                entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable as cash collateral for the obligations thereunder;

                      (iii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable (including, without limitation, amounts due under Section 5.4), without
                                                      -----------
                presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

                      (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law.

                (b) The affirmative vote of Lenders holding at least 66-2/3% of the outstanding principal amount of the Obligations may rescind or annul the acceleration at any time; provided, that, all Events of Default have been cured or waived at such time.

                (c) The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                                    THE AGENT

         SECTION 10.1 Appointment and Authorization of Agent.

                (a)   Each Lender hereby irrevocably (subject to Section 10.9)
                                                                 ------------
         appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

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

                (b) The Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Agent may agree at the request of the Required Lenders to act for the Issuer with respect thereto; provided, however, that the Issuer shall have all of the benefits and immunities (i) provided to the Agent in this Article X
                                                                       ---------
         with respect to any acts taken or omissions suffered by the Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent" as used in this Article X included the Issuer with respect to such acts or
                      ---------
         omissions, and (ii) as additionally provided herein with respect to the Issuer.

         SECTION 10.2 Delegation of Duties. The Agent may execute any of its
                      --------------------
duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         SECTION 10.3 Liability of Agent. No Agent-Related Person shall (a) be
                      ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Holdings, the Borrower or any Subsidiary or Affiliate of the Borrower or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates thereof.

         SECTION 10.4 Reliance by Agent.
                      -----------------

                (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders or all the Lenders (as applicable) otherwise determine, the Agent shall, and in all other instances, the Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

                (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender that has signed this Agreement
                      -----------
         shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         SECTION 10.5 Notice of Default. The Agent shall not be deemed to have
                      -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders, the Swing Line Lender, the Issuer and the Borrower of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Article IX; provided,
                                                           ----------
however, that unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         SECTION 10.6 Credit Decision; Disclosure of Information by Agent. Each
                      ---------------------------------------------------
Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of Star Gas Partners, Holdings, the Borrower and its Subsidiaries thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates and Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and its Subsidiaries hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any Agent-Related Person.

         SECTION 10.7 Indemnification of Agent. Whether or not the transactions
                      ------------------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         SECTION 10.8 Agent in its Individual Capacity. BofA and its Affiliates
                      --------------------------------
may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA (or such other lender) were not the Agent or the Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Agent or the Issuer, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

         SECTION 10.9 Successor Agent. The Agent may resign as Agent upon thirty
                      ---------------
(30) days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which appointment shall require the consent of the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.4 and 11.5 shall inure to its
                   ---------     -------------     ----
benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Any successor agent shall have a market capitalization equal to or greater than $500,000,000.

         SECTION 10.10 Other Agents; Lead Managers. None of the Persons
                       ---------------------------
identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "lead arranger" or "lead manager" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

         SECTION 10.11 Foreign Lenders. Each Lender that is a "foreign
                       ---------------
corporation, partnership or trust" within the meaning of the Code (a "Foreign
                                                                      -------
Lender") shall deliver to the Agent, prior to receipt of any payment subject to
------
withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including Attorney Costs) of the Agent. The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Agent.

        SECTION 10.12  Collateral Matters.
                       ------------------

        Except as otherwise expressly provided in the Intercreditor Agreement:

                (a) The Agent is authorized on behalf of all the Lenders and the Issuer, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents;

                (b) The Lenders and the Issuer irrevocably authorize the Agent, at its option and in its discretion, to authorize the release of any Lien granted for the benefit of the Agent and the Lenders upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property leased to Holdings, the Borrower or any Material Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Holdings, the Borrower or such Material Subsidiary to be, renewed or extended; (iv) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (v) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 11.1. Upon request by the Agent at
                                     -------------
         any time, the Lenders will confirm in writing the Agent's authority to authorize the release of particular types or items of Collateral pursuant to this Section 10.11(b); and
                          ----------------

                (c) Each Lender and the Issuer agree with and in favor of each other (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's and the other Obligors' obligations to such Lender and the Issuer under this Agreement and the other Loan Documents are not and shall not be secured by any Lien on real property collateral now or hereafter granted to such Lender and the Issuer.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1 Waivers, Amendments, etc. Except as expressly provided in
                      ------------------------
the Intercreditor Agreement, the provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders (or, in the case of any amendment, modification or waiver required solely as a result of a Commitment Change pursuant to Section 2.1.5, the Participating Lenders and the
                              -------------
Agent); provided, however, that no such amendment, modification or waiver which would:

                (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                (b)   modify this Section 11.1, change the definition of
                                  ------------
         "Required Lenders," increase any Commitment or the Percentage of any Lender other than pursuant to Section 2.1.5 or Section 11.11.1, reduce
                                       -------------    ---------------
         any fees described in Article III, release any substantial portion of
                               -----------
         collateral security, except as otherwise specifically provided in any Loan Document, extend the Commitment Termination Date or Stated Maturity Dates or change the interest provisions contained in Section
                                                                       -------
         3.2 shall be made without the consent of each Lender and each holder of
         ---
         a Note;

                (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan;

                (d) affect adversely the interests, rights or obligations of the Agent shall be made without consent of the Agent; or

                (e) affect adversely the interests, rights or obligations of the Issuer shall be made without the consent of the Issuer.

No failure or delay on the part of the Agent, any Lender, the Issuer or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2 Notices. All notices and other communications provided to
                      --------
any party hereto under this Agreement or any other Loan Document shall be in writing or facsimile and addressed, delivered or transmitted to such party at its address or by facsimile number set forth below its signature hereto or, with respect to Persons that become Lenders after the date hereof, set forth in the Assignment and Acceptance Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         SECTION 11.3 Payment of Costs and Expenses. The Borrower agrees to pay
                      ------------------------------
on demand all expenses of the Agent and the Arranger (including the fees and out-of-pocket expenses of counsel to the Agent and the Arranger and of local counsel, if any, who may be retained by counsel to the Agent and the allocated cost of internal counsel) in connection with:

                (a) the negotiation, preparation, execution, delivery, syndication and administration of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                (b) the filing, recording, refiling or re-recording of the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or re-recorded by the terms hereof or of the Security Agreements; and

                (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower agrees to pay to the Agent customary fees in connection with any amendment or waiver in respect of the Loan Documents in accordance with the then current market as determined by the Agent.

The Borrower further agrees to pay, and to save the Agent, the Arranger and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent, the Arranger, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees, legal expenses and the allocated cost of internal counsel) incurred by the Agent, the Issuer, the Arranger or such Lender in connection with (x) the negotiation of any restructuring or "work-out" whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 11.4 Indemnification. In consideration of the execution and
                      ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent, the Issuer, the Arranger and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless
                                        ---------------------
from and against any and all actions, causes of action, suits, losses, costs (including settlement costs), liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements and the allocated cost of internal counsel (collectively, the "Indemnified Liabilities"), incurred by the
                            -----------------------
Indemnified Parties or any of them as a result of, or arising out of, or relating to:

                (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit;

                (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

                (d) any Environmental Claim or other matter relating to the protection of the environment or the Release by the Borrower or any Subsidiary of any Hazardous Material; or

                (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 11.5 Survival. The obligations of the Borrower under Section
                      --------                                        -------
5.3, 5.4, 5.5, 5.6, 11.3 and 11.4, and the obligations of the Lenders under
---  ---  ---  ---  ----     ----
Section 10.1, shall in each case survive until the applicable statute of
------------
limitations has run on the bringing of any action thereon any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 11.6 Severability. Any provision of this Agreement or any other
                      ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7 Headings. The various headings of this Agreement and of
                      --------
each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 11.8 Execution in Counterparts, Effectiveness, etc. This
                      ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Agent, the Issuer and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender and satisfaction of the conditions set forth in
Section 6.1.
-----------

         SECTION 11.9 Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES
                      -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. On the Effective Date, this Agreement, the Notes, the Security Agreements and the other Loan Documents shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 11.10 Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent, the Issuer and all Lenders (and any attempted or purported assignment or transfer in contravention of the foregoing shall be null and void); and

                (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.
                        -------------

         SECTION 11.11 Sale and Transfer of Loans and Notes; Participations in
                       -------------------------------------------------------
its Loans and Notes. Each Lender may assign or sell participations in, its Loans
-------------------
and Commitments to one or more other Persons in accordance with this Section 11.11.

                SECTION 11.11.1 Assignments. Any Lender:
                                -----------

                (a) with the written consents of the Borrower and the Agent, the Issuer (which consents shall not be unreasonably delayed or withheld and which consent, in the case of the Borrower, shall be deemed to have been given in the absence of a written notice delivered by the Borrower to the Agent, on or before the fifth (5th) Business Day after receipt by the Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why the Borrower proposes to withhold such consent) may at any time assign and delegate to one or more commercial banks or other financial institutions; provided that such consent of the Borrower shall not be required at any time a Default has occurred and is continuing;

                (b) with notice to the Borrower, the Issuer and the Agent, but without the consent of the Borrower, the Issuer or the Agent, may assign and delegate to any of its Affiliates or to any other Lender; and

                (c) notwithstanding the foregoing, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest;

         provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans and Commitments (including participations in the Letters of Credit) which assignment shall be a pro rata portion of the assigning Lender's Facility A Loans, Facility A Commitment, Facility B Commitment, Facility C Loans and Facility C Commitment in a minimum aggregate amount of $5,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in
Section 10.10 and the last sentence of Section 5.6 and provided, further, however, that the Borrower, each other Obligor and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until:

                (d) written notice of such assignment and delegation, together with payment instructions, addresses (of credit and administrative contacts) and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender;

                (e) such Assignee Lender shall have executed and delivered to the Borrower and the Agent an Assignment and Acceptance Agreement, accepted by the Agent; and

                (f)   the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Assignment and Acceptance Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Assignment and Acceptance Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Assignment and Acceptance Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Assignment and Acceptance Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void.
     ---------------

                SECTION 11.11.2 Participations. Any Lender may at any time sell
                                --------------
to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests
                                         -----------
(or a subparticipating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that:

                (a)   no participation contemplated in this Section 11.11 shall
                                                            -------------
         relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                (c) the Borrower, each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of
                                                            ---------     ---
         Section 11.1; and
         ------------

                (e) the Borrower shall not be required to pay any amount under Sections 5.3, 5.4, 5.5 or 5.6 that is greater than the amount which it
         ------------  ---  ---    ---
         would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each subject to the preceding sentence Participant, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 11.3 and
                             ------------  ---  ---  ---  ---  ---  ----
11.4, shall be considered a Lender.
----

         SECTION 11.12 Other Transactions. Nothing contained herein shall
                       ------------------
preclude the Agent, the Issuer, the Arranger or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan document, with the Borrower or any of the Borrower's Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person. The Lenders and the Issuer hereby acknowledge that BofA is involved in other financings with Affiliates of Star Gas Partners, Holdings, the Borrower and the Material Subsidiaries (the "Other Facilities") and that BofA's
                                             ----------------
decisions with respect to its exercise of rights and remedies with respect to the Other Facilities will be made independently and as if not involved in the credit facilities provided hereunder.

         SECTION 11.13 Forum Selection and Consent to Jurisdiction. ANY
                       -------------------------------------------
LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE INTERCREDITOR AGREEMENT, AT THE AGENT'S OPTION, IN THE COURTS OF AND JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF HOLDINGS AND THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE

AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF HOLDINGS AND THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 11.14 Waiver of Jury Trial. EACH OF THE AGENT, THE LENDERS AND
                       --------------------
THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       PETROLEUM HEAT AND POWER COMPANY, INC.



                                       By:
                                           -------------------------------------
                                       Name: George Leibowitz
                                       Title: Treasurer

                                       Address: 2187 Atlantic Street
                                                Stamford, CT 06902

                                       Facsimile No.: (203) 328-7421

                                       Attention: President

Acknowledged and Agreed:

PETRO HOLDINGS, INC.



By:
    -------------------------------------
    Name: George Leibowitz
    Title: Treasurer

STAR GAS PARTNERS, L.P.

By: Star Gas LLC, its General Partner



    By:
        -------------------------------------
        Name: George Leibowitz
        Title: Chief Financial Officer

                                       BANK OF AMERICA, N.A., as Agent



                                       By:
                                           -------------------------------------
                                       Name: David Price
                                       Title: Vice President

                                       Address: Bank of America, N.A.
                                                555 South Flower Street, 11th
                                                Floor
                                                Mail Code CA9-706-11-03
                                                Los Angeles, CA 90071

                                       Facsimile No.: (415) 503-5011

                                       Payment Office:
                                             Bank of America, N.A.
                                             Credit Services Agency
                                             901 Main Street
                                             Mail Code TX1-492-14-12
                                             Dallas, TX 75202
                                             Attention: Renita Cummings
                                             Facsimile No.: (214) 290-8371

                                       Address for borrowings, conversions,
                                       continuances and issuances and amendments
                                       for letters of credit Notices:
                                             Bank of America, N.A.
                                             Credit Services Agency
                                             901 Main Street
                                             Mail Code TX1-492-14-12
                                             Dallas, TX  75202
                                             Attention: Renita Cummings
                                             Facsimile No.: (214) 290-8371

                                       Other Notices:
                                             Bank of America, N.A.
                                             555 South Flower Street, 11th Floor
                                             Mail Code CA9-706-11-03
                                             Los Angeles, CA 90071
                                             Attention: David Price
                                             Facsimile No.: (415) 503-5011

                                       BANK OF AMERICA, N.A., as Issuer and a
                                       Lender



                                       By:
                                           -------------------------------------
                                       Name: Paul Squires
                                       Title: Managing Director

                                       Address: Bank of America, N.A.
                                                333 Clay Street, Suite 4550
                                                Houston, TX 77002

                                       Facsimile No.: (713) 651-4950

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Bank of America, N.A.
                                             901 Main Street
                                             Mail Code TX1-492-14-12
                                             Dallas, TX 75202
                                             Attention: Renita Cummings
                                             Facsimile No.: (214) 290-8371

                                       Address for Notices:
                                             Bank of America, N.A.
                                             901 Main Street
                                             Mail Code TX1-492-14-12
                                             Dallas, TX 75202
                                             Attention: Renita Cummings
                                             Facsimile No.: (214) 290-8371

                                       With a copy to:
                                             Bank of America, N.A.
                                             333 Clay Street, Suite 4550
                                             Houston, TX 77002
                                             Attention: Pamela K. Rodgers
                                             Facsimile No.: (713) 651-4808

                                       THE CHASE MANHATTAN BANK, as a Lender



                                       By:
                                           -------------------------------------
                                       Name: William A. DeMilt, Jr.
                                       Title: Vice President

                                       Address: The Chase Manhattan Bank
                                                395 North Service Road
                                                Melville, NY  11747

                                       Facsimile No.: (631) 755-5185

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             The Chase Manhattan Bank
                                             395 North Service Road
                                             Melville, NY 11747
                                             Attention: Ann Woessner
                                             Facsimile No.: (631) 755-5187

                                       Address for Notices:
                                             The Chase Manhattan Bank
                                             395 North Service Road
                                             Melville, NY 11747
                                             Attention: Ann Woessner
                                             Facsimile No.: (631) 755-5187

                                       CIBC INC., as a Lender



                                       By:
                                           -------------------------------------
                                       Name: Sanjeeva Senanayake
                                       Title: Executive Director

                                       Address: CIBC, Inc.
                                                425 Lexington Avenue, 7th Floor
                                                New York, NY 10017

                                       Facsimile No.: (212) 885-4911

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             CIBC Inc.
                                             2727 Paces Ferry Road, Suite 1200
                                             Atlanta, GA 30339
                                             Attention: Beverly Bowman
                                             Facsimile No.: (770) 319-4950

                                       Address for Notices:
                                             CIBC Inc.
                                             425 Lexington Avenue, 7th Floor
                                             New York, NY 10017
                                             Attention: Sanjeeva Senanyake
                                             Facsimile No.: (212) 885-4911

                                       CITIZENS BANK OF MASSACHUSETTS, as a
                                       Lender



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Address: Citizens Bank of Massachusetts
                                                28 State Street
                                                Boston, MA 02109

                                       Facsimile No.: (617) 263-0439

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Citizens Bank of Massachusetts
                                             28 State Street
                                             Boston, MA 02109
                                             Attention: Jennifer Maria
                                             Facsimile No.: (617) 263-0439

                                       Address for Notices:
                                             Citizens Bank of Massachusetts
                                             28 State Street
                                             Boston, MA 02109
                                             Attention: Mariel Keane Hough
                                             Facsimile No.: (617) 263-0439

                                       FIRST UNION NATIONAL BANK, as
                                       Documentation Agent and a Lender



                                       By:
                                           -------------------------------------
                                       Name: Mike Kolosowsky
                                       Title: Vice President

                                       Address: First Union National Bank
                                                1 First Union Center
                                                301 South College Street
                                                NC 0735
                                                Charlotte, NC  28288

                                       Facsimile No.: (704) 383-7611

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             First Union National Bank
                                             201 South College Street
                                             NC 1183
                                             Charlotte, NC 28288
                                             Attention: Chanue Michael
                                             Facsimile No.: (704) 383-7999

                                       Address for Notices:
                                             First Union National Bank
                                             201 South College Street
                                             NC 1183
                                             Charlotte, NC 28288
                                             Attention: Chanue Michael
                                             Facsimile No.: (704) 383-7999

                                       FLEET NATIONAL BANK, as Syndication Agent and a Lender



                                       By:
                                           -------------------------------------
                                       Name: Timothy J. Norton
                                       Title: Director

                                       Address: Fleet National Bank
                                                100 Federal Street
                                                Mail Stop: MADE10008A
                                                Boston, MA 02110

                                       Facsimile No.: (617) 434-3652

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Fleet National Bank
                                             100 Federal Street
                                             Mail Stop: MADE10008A
                                             Boston, MA 02110
                                             Attention: Francia Castillo
                                             Facsimile No.: (617) 434-0201

                                       Address for Notices:
                                             Fleet National Bank
                                             100 Federal Street
                                             Mail Stop: MADE10008A
                                             Boston, MA 02110
                                             Attention: Timothy J. Norton
                                             Facsimile No.: (617) 434-3652

                                       ISRAEL DISCOUNT BANK OF NEW YORK, as a
                                       Lender



                                       By:
                                           -------------------------------------
                                       Name: Scott Fishbein
                                       Title: Vice President


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       Address: Israel Discount Bank of New York
                                                511 Fifth Avenue
                                                New York, NY 10017

                                       Facsimile No.: (212) 551-8720

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Israel Discount Bank of New York
                                             511 Fifth Avenue
                                             New York, NY 10017
                                             Attention: Laury Quiles
                                             Facsimile No.: (212) 551-8872

                                       Address for Notices:
                                             Israel Discount Bank of New York
                                             511 Fifth Avenue
                                             New York, NY 10017
                                             Attention: Scott Fishbein
                                             Facsimile No.: (212) 551-8720

                                       ROYAL BANK OF CANADA, as a Lender



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Address: Royal Bank of Canada
                                                One Liberty Plaza, 3rd Floor
                                                New York, NY 10006-1404

                                       Facsimile No.: (212) 428-2372

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Royal Bank of Canada
                                             One Liberty Plaza, 3rd Floor
                                             New York, NY  10006-1404
                                             Attention: Claro Albay, Liability
                                                        Officer
                                             Facsimile No.: (212) 428-2372

                                       Address for Notices:
                                             Royal Bank of Canada
                                             One Liberty Plaza, 3rd Floor
                                             New York, NY 10006-1404
                                             Attention: Claro Albay, Liability
                                                        Officer
                                             Facsimile No.: (212) 428-2372

                                       With a copy to:
                                             Royal Bank of Canada
                                             2800 Post Oak Blvd., Suite 5700
                                             Houston, TX 77056
                                             Attention: Jason York
                                             Facsimile No.: (713) 403-5624

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender



                                       By:
                                           -------------------------------------
                                       Name: Dustin Gaspari
                                       Title: Vice President

                                       Address: Union Bank of California, N.A.
                                                500 North Akard Street, Suite
                                                4200
                                                Dallas, TX 75201

                                       Facsimile No.: (214) 922-4209

                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans:
                                             Union Bank of California, N.A.
                                             Energy Capital Services
                                             445 S. Figueroa Street, 15th Floor
                                             Los Angeles, CA 90071
                                             Attention: Patricia A. Gonzales
                                             Facsimile No.: (213) 236-4096

                                       Address for Notices:
                                             Union Bank of California, N.A.
                                             Energy Capital Services
                                             445 S. Figueroa Street, 15th Floor
                                             Los Angeles, CA 90071
                                             Attention: Patricia A. Gonzales
                                             Facsimile No.: (213) 236-4096

                                                                                                                         SCHEDULE I


ITEM 7.1 - ORGANIZATION
-----------------------

                                                      State of         Authorized   Outstanding
Name                              Type of Entity   Incorporation         Shares        Shares         Owned By           Business
--------------------------------  --------------  ----------------  -------------  --------------  ------------------  -------------

Star Gas Partners, L.P.             Partnership       Delaware           See footnote (1) below                        Holding
                                                                                                                       Company

Star Gas Propane, L.P.              Partnership       Delaware           See footnote (2) below                        Propane
                                                                                                                       distribution

Petroleum Heat & Power Co., Inc.    Corporation      Minnesota      (3)65,000,000   26,452,270     Petro Holdings,     Retail Oil
                                                                                                   Inc.                Distributor

                                                                        6,500,000       11,228     Public

(4)Star Gas Corporation             Corporation       Delaware          3,038,000      505,154.33  Petroleum Heat &    Holding
                                                                                                   Power Co., Inc.     Company

Petro/Crystal Corp.                 Corporation       New York                200          100     Petroleum Heat &    Holding
                                                                                                   Power Co., Inc.     Company

Petro Inc.                          Corporation       Delaware               1000          950     Petro/Crystal       Retail Oil
                                                                                                   Corp.               Distributor

Marex Corporation                   Corporation       Maryland                200          100     Petro, Inc.         Retail Oil
                                                                                                                       Distributor

A.P. Woodson Co., Inc.              Corporation   Washington, D.C.            200          100     Petro Inc.          Retail Oil
                                                                                                                       Distributor

Ortep of Connecticut, Inc.          Corporation     Connecticut              5000          100     Petroleum Heat &    Retail Oil
                                                                                                   Power Co., Inc.     Distributor

Ortep of Pennsylvania, Inc.         Corporation     Pennsylvania              200          200     Petroleum Heat &    Retail Oil
                                                                                                   Power Co., Inc.     Distributor

Ortep of New Jersey, Inc.           Corporation      New Jersey               200          200     Petroleum Heat &    Retail Oil
                                                                                                   Power Co., Inc.     Distributor

Maxwhale Corp.                      Corporation      Minnesota                200          100     Petroleum Heat &    Retail Oil
                                                                                                   Power Co., Inc.     Distributor

Petro Holdings, Inc.                Corporation      Minnesota              1,000          100     Star Gas/Petro      Retail Oil
                                                                                                   Inc.                Distributor

Star/Petro Inc.                     Corporation      Minnesota              1,000          100     Star Gas Propane,   Holding
                                                                                                   L.P.                Company

Stellar Propane Service Corp.       Corporation       New York                200          100     Star/Petro, Inc.    Retail/
                                                                                                                       Appliance
                                                                                                                       Sales

Ohio Gas & Appliance Co., Inc.      Corporation         Ohio               44,000       40,000     Star/Petro, Inc.    Retail/
                                                                                                                       Appliance
                                                                                                                       Sales

Jark Inc.                           Corporation         Ohio                  700          200     Star/Petro, Inc.    Inactive

Winico, Inc.                        Corporation         Ohio                  750          400     Star/Petro, Inc.    Inactive

Total Gas & Electric, Inc.          Corporation       Florida                 100          100     Star Gas Partners,  Distribution
                                                                                                   L.P.                of Gas and
                                                                                                                       Electricity

--------------------
(1) Star Gas LLC is the general partner; the limited partnership interests are publicly traded.
(2) Star Gas LLC is the general partner; Star Gas Partners L.P. is the limited partner.
(3)      Class A & Class C combined.
(4)      Currently inactive.

                                                      State of         Authorized   Outstanding
Name                              Type of Entity   Incorporation         Shares        Shares         Owned By           Business
--------------------------------  --------------  ----------------  -------------  --------------  ------------------  -------------

Total Gas & Electric (Pa) Inc.      Corporation       Florida                 100           10     Total Gas &         Retail Gas &
                                                                                                   Electric, Inc.      Electric

TG&E Service Company, Inc.          Corporation       Florida                 100           10     Total Gas &         Service
                                                                                                   Electric, Inc.      Company


ITEM 7.2 - SUBSIDIARIES
-----------------------

See Disclosure Schedule 7.1


ITEM 7.3 - QUALIFICATIONS
-------------------------

Petroleum Heat and Power Company, Inc.
--------------------------------------

qualified in:       Connecticut                New Hampshire       Pennsylvania
                    District of Columbia       New Jersey          Rhode Island
                    Maryland                   New York            Virginia
                    Massachusetts

Petro, Inc.
-----------

qualified in:       Connecticut                New York

Total Gas & Electric Inc.
-------------------------

qualified in:       District of Columbia       New Jersey          Pennsylvania
                    Maryland                   New York

Total Gas & Electric (Pa) Inc.
------------------------------

qualified in:       Pennsylvania

Star Gas LLC
------------

qualified in:       Connecticut                Maine               Ohio
                    Florida                    Massachusetts       Pennsylvania
                    Georgia                    Michigan            Rhode Island
                    Illinois                   Minnesota           Texas
                    Indiana                    New Hampshire       West Virginia
                    Iowa                       New Jersey          Wisconsin
                    Kentucky                   New York

Star Gas Partners, L.P.
-----------------------

qualified in:       Connecticut                Massachusetts       Ohio
                    Illinois                   Michigan            Pennsylvania
                    Indiana                    New Hampshire       Rhode Island
                    Kentucky                   New Jersey          Texas
                    Maine                      New York            West Virginia

Star Gas Propane, L.P.
----------------------

qualified in:       Connecticut                Maine               Ohio
                    Florida                    Massachusetts       Pennsylvania
                    Georgia                    Michigan            Rhode Island
                    Illinois                   Minnesota           Texas
                    Indiana                    New Hampshire       West Virginia
                    Iowa                       New Jersey          Wisconsin
                    Kentucky                   New York

Stellar Propane Service Corp.
-----------------------------

qualified in:       Maine                      New Hampshire       Pennsylvania
                    Massachusetts              New Jersey          Rhode Island

Petro Holdings, Inc.
--------------------

qualified in:       Connecticut                Massachusetts       Rhode Island

ITEM 8.2.2(a)(i) -SECURED INDEBTEDNESS
--------------------------------------

Indebtedness                                              Amount
------------                                              ------
09.000% Senior Secured Notes Due October 1, 2002        $57,170,000
14.100% Senior Secured Notes Due January 15, 2001         1,000,000
07.920% Senior Secured Notes                             90,000,000
08.960% Senior Secured Notes                             40,000,000

ITEM 8.2.2(a)(iii) -SUBORDINATED INDEBTEDNESS
---------------------------------------------

Indebtedness                                                            Amount
------------                                                            ------
14.100% Subordinated Notes Due January 15, 2002                       $1,000,000
10.125% Senior Subordinated Debentures Due 2003                        1,261,000
12.250% Senior Subordinated Debentures Due 2005                        1,088,000
09.375% Senior Subordinated Debentures Due 2006                          666,000

ITEM 8.2.2(a)(vii) -ACQUISITION DEBT
------------------------------------

Noteholder: Kershaw, Ida - L/C Backup 3025117                            224,161
   14 semi-annual installments starting on January 1, 2001
Noteholder: Kershaw, Warren - L/C Backup 3025118                         224,161
   14 semi-annual installments starting on January 1, 2001
Noteholder: Franklin, Amy - L/C Backup 30313384                           95,780
   20 quarterly installments starting on June 1, 2001
Noteholder: Schoen, John - L/C Backup 3026957                            117,000
   2 annual installments of $58,500 on July 5, 2001 and July 5, 2002
Noteholder: Schoen, Lillian - L/C Backup 3026958                         117,000
    2 annual installments of $58,500 on July 5, 2001 and July 5, 2002
Star Gas Notes with various due dates over next five years               350,991

ITEM 8.2.17 - CONTINGENT OBLIGATIONS
------------------------------------

None, except Contingent Liabilities in respect of (a) the Obligations, (b) the Private Placement Debt referred to in Item 8.2.2(a)(i) above, (c) the 14.10% Subordinated Notes dues January 15, 2002 referred to in Item 8.2.2(a)(iii) above and (d) Total Gas & Electric Inc.'s credit facilities referred to in in Section 8.2.2(b) of this Agreement.

                                                                     SCHEDULE II


                      FACILITY PERCENTAGES AND COMMITMENTS
                      ------------------------------------


Commitments:
------------
                              -----------------------------------------------------------------
                                Facility A       Facility B       Facility C       Aggregate
                                Commitment       Commitment       Commitment      Commitments
-----------------------------------------------------------------------------------------------
Bank of America, N.A.         $ 19,295,336.79  $ 1,450,777.20   $ 7,253,886.01  $ 28,000,000.00
-----------------------------------------------------------------------------------------------
Fleet National Bank           $ 19,295,336.79  $ 1,450,777.20   $ 7,253,886.01  $ 28,000,000.00
-----------------------------------------------------------------------------------------------
First Union National Bank     $ 19,295,336.79  $ 1,450,777.20   $ 7,253,886.01  $ 28,000,000.00
-----------------------------------------------------------------------------------------------
Union Bank of California,     $ 17,227,979.27  $ 1,295,336.79   $ 6,476,683.94  $ 25,000,000.00
N.A.
-----------------------------------------------------------------------------------------------
CIBC Inc.                     $ 15,160,621.76  $ 1,139,896.37   $ 5,699,481.87  $ 22,000,000.00
-----------------------------------------------------------------------------------------------
Citizens Bank of              $ 15,160,621.76  $ 1,139,896.37   $ 5,699,481.87  $ 22,000,000.00
Massachusetts
-----------------------------------------------------------------------------------------------
The Chase Manhattan Bank      $ 13,782,383.42  $ 1,036,269.43   $ 5,181,347.15  $ 20,000,000.00
-----------------------------------------------------------------------------------------------
Royal Bank of Canada          $ 10,336,787.56  $   777,202.08   $ 3,886,010.36  $ 15,000,000.00
-----------------------------------------------------------------------------------------------
Israel Discount Bank of New   $  3,445,595.86  $   259,067.36   $ 1,295,336.78  $  5,000,000.00
York
-----------------------------------------------------------------------------------------------
    Totals                    $133,000,000.00  $10,000,000.00   $50,000,000.00  $193,000,000.00
-----------------------------------------------------------------------------------------------


Percentages:
------------
                                        -----------------------------------------------------

                                          Facility A          Facility B         Facility C
                                          Percentage          Percentage         Percentage
---------------------------------------------------------------------------------------------
Bank of America, N.A.                   14.507772021%       14.507772021%       14.507772021%
---------------------------------------------------------------------------------------------
Fleet National Bank                     14.507772021%       14.507772021%       14.507772021%
---------------------------------------------------------------------------------------------
First Union National Bank               14.507772021%       14.507772021%       14.507772021%
---------------------------------------------------------------------------------------------
Union Bank of California, N.A.          12.953367876%       12.953367876%       12.953367876%
---------------------------------------------------------------------------------------------
CIBC Inc.                               11.398963730%       11.398963730%       11.398963730%
---------------------------------------------------------------------------------------------
Citizens Bank of Massachusetts          11.398963730%       11.398963730%       11.398963730%
---------------------------------------------------------------------------------------------
The Chase Manhattan Bank                10.362694301%       10.362694301%       10.362694301%
---------------------------------------------------------------------------------------------
Royal Bank of Canada                     7.772020725%        7.772020725%        7.772020725%
---------------------------------------------------------------------------------------------
Israel Discount Bank of New York         2.590673575%        2.590673575%        2.590673575%
---------------------------------------------------------------------------------------------
    Totals                                   100%                100%                100%
---------------------------------------------------------------------------------------------

                                                                    SCHEDULE III

                             [INTENTIONALLY OMITTED]



                                     III-1

                                                                     SCHEDULE IV


                LIST OF OUTSTANDING FACILITY B LETTERS OF CREDIT
                ------------------------------------------------


--------------------------------------------------------------------------------
     Facility B Letter of Credit                   Letter of Credit Balance
--------------------------------------------------------------------------------
              LC# 247710                                  $7,022,000
--------------------------------------------------------------------------------
              LC# 247706                                  $2,458,000
--------------------------------------------------------------------------------
           LC# T0003021925                                $  393,000
--------------------------------------------------------------------------------

                                                                      SCHEDULE V


                LIST OF OUTSTANDING FACILITY C LETTERS OF CREDIT
                ------------------------------------------------


--------------------------------------------------------------------------------
     Facility C Letter of Credit                   Letter of Credit Balance
--------------------------------------------------------------------------------
           LC# T0003025117                                $ 276,500
--------------------------------------------------------------------------------
           LC# T0003025118                                $ 276,500
--------------------------------------------------------------------------------
           LC# T0003026957                                $ 125,000
--------------------------------------------------------------------------------
           LC# T0003026958                                $ 125,000
--------------------------------------------------------------------------------
           LC# T0003031384                                $ 100,000
--------------------------------------------------------------------------------

                                                                     SCHEDULE VI


                                  BANK ACCOUNTS
                                  -------------


Branch       Financial Institution       Account Number   Address                      City/State                  Purpose
------       ---------------------       --------------   -------                      ----------                  -------

Ryan         Bank of New York            680-0182601      48 Wall Street               New York, NY  10005-2901    Deposit Account
Norwalk      Fleet Bank                  936-159-9769     1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
Norwalk      New Milford Bank and Trust  2052008          100 Park Lane Road           Milford, CT  06776-2400     Deposit Account
Stamford     Fleet Bank                  000-210-6044     1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
LICON        Chase Manhattan Bank        209-043385       7600 Jericho Trpk Suite 306  Woodbury, NY  11797         Deposit Account
Woodson      Crestar                     000516080        P.O. Box 85024               Richmond, VA  23285-5024    Deposit Account
Witman       Dauphin Deposit Bank        00060-3497-6     P.O. Box 1812                Baltimore, MD  21203        Deposit Account
Marex        First National Bank of      00063-9898-2     P.O. Box 1396                Baltimore, MD  21203        Deposit Account
             Maryland
Witman       First Union National Bank   2000041764325    P.O. Box 40031               Roanoke, VA  24022-0031     Deposit Account
Sinkier      First Union National Bank   200200265151     P.O. Box 246                 Upper Darby, PA  19082      Deposit Account
MacArthur    First Union National Bank   2002008870790    P.O. Box 248                 Upper Darby, PA 19082       Deposit Account
Rockaway     First Union National Bank   2083944006512    P.O. Box 248                 Upper Darby, PA 19082       Deposit Account
Dual Temp    Mellon Bank                 008449466        Mellon Bank Center           Pittsburg, PA  15259-0001   Deposit Account
Witman       National Penn Bank          45000-228-4      P.O. Box 647                 Boyertown, PA  19512-0547   Deposit Account
Princeton    PNC Bank                    80-0053-3583     P.O. Box 1090                East Brunswick, NJ   06816  Deposit Account
Federal      PNC Bank                    81-0180-2586     P.O. Box 1090                East Brunswick, NJ  06816   Deposit Account
Dual Temp    Sovereign Bank              00014200878      P.O. Box 1246                Reading, PA  19612-2646     Deposit Account
Acme         Summit Bank                 978708091        315 Madison Avenue           Lakewood, NJ  08701         Deposit Account
Oil Direct   Summit Bank                 4240015779       315 Madison Avenue           Lakewood, NJ  08701         Deposit Account
Home Office  Chase Manhattan Bank        3869             7600 Jericho Trpk Suite 306  Woodbury, NY  11797         Lock Box
LICON        Chase Manhattan Bank        6015             7600 Jericho Trpk Suite 306  Woodbury, NJ  11797         Lock Box
Home Office  Chase Manhattan Bank        022-098571       7600 Jericho Trpk Suite 306  Woodbury, NJ  11797         Operating Account
Atlas        Fleet Bank                  938357-8910      1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
Glen-mor     Fleet Bank                  938357-8929      1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
DeBlois      Fleet Bank                  939-5243912      1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
Holden       Fleet Bank                  936357-8902      1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
Kasden       Fleet Bank                  936-159-9750     1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account
Canton       Fleet Bank                  936-373-5454     1 Landmark Square FLT Floor  Stamford, CT  06904         Deposit Account

                                                                    SCHEDULE VII


                              LIEN SEARCH LOCATIONS
                              ---------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
A. Petro Inc.                     1. Secretary of State           1. City of Stamford
                                     Connecticut                     Connecticut
                                                                  2. City of South Norwalk
                                                                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           3. Kings County, New York
                                     New York                     4. Dutchess Cty, New York
                                                                  5. Nassau Cty, New York
                                                                  6. Queens Cty, New York
                                                                  7. Suffolk Cty, New York
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           8. Prothonotary of
                                     Pennsylvania                    Chester Cty, Pennsylvania
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
B. Maxwhale Corp.                 1. Secretary of State           1. City of Stamford
                                     Connecticut                     Connecticut
                                                                  2. City of Canton
                                                                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           3. Mercer Cty, New Jersey
                                     New Jersey                   4. Morris Cty, New Jersey
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
C. Ortep of Connecticut,          1. Secretary of State           1. City of Milford
   Inc.                              Connecticut                     Connecticut
                                                                  2. City of North Haven
                                                                     Connecticut
                                                                  3. City of Stamford
                                                                     Connecticut
                                                                  4. City of Norwalk
                                                                     Connecticut
                                                                  5. City of Waterbury
                                                                     Connecticut
----------------------------------------------------------------------------------------------


                                     VII-1

----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
D. Marex Corporation              1. Secretary of State           1. City of Stamford
                                     Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Baltimore Cty,
                                     Maryland                        Maryland
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
E. A.P. Woodson Company           1. Secretary of State           1. City of Stamford
                                     Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Prince George's Cty,
                                     Maryland                        Maryland
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           3. Rec. of Deeds,
                                     Virginia                        Alexandria City, Virginia
                                                                  4. Rec. of Deeds,
                                                                     Arlington City, Virginia
----------------------------------------------------------------------------------------------


                                     VII-2

----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches    County Location of Searches
----------------------------------------------------------------------------------------------
F. Petroleum Heat and             1. Secretary of State           1.  City of Stamford
   Power Company, Inc.               Connecticut                      Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2.  Essex Cty,
                                     Massachusetts                    Massachusetts
                                                                  3.  Norfolk Cty,
                                                                      Massachusetts
                                                                  4.  Suffolk Cty,
                                                                      Massachusetts
                                                                  5.  Town of Attleboro,
                                                                      Massachusetts
                                                                  6.  Town of Chelsea,
                                                                      Massachusetts
                                                                  7.  Town of Holden,
                                                                      Massachusetts
                                                                  8.  Town of Hyde Park,
                                                                      Massachusetts
                                                                  9.  Town of Lawrence,
                                                                      Massachusetts
                                                                  10. Town of Westwood,
                                                                      Massachusetts
                                                                  11. Worcester Cty,
                                                                      Massachusetts
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           12. Mercer Cty., New
                                     New Jersey                       Jersey
                                                                  13. Middlesex Cty., New
                                                                      Jersey
----------------------------------------------------------------------------------------------
                                  4. Secretary of State           14. .Kings Cty., New York
                                     New York
----------------------------------------------------------------------------------------------
                                  5. Secretary of State           15. Providence Cty, Rhode
                                     Rhode Island                     Island
                                                                  16. Tiverton Cty, Rhode
                                                                      Island
----------------------------------------------------------------------------------------------
                                  6. Secretary of State           17. Dauphin Cty.,
                                     Pennsylvania                     Pennsylvania
                                                                  18. Montgomery Cty.
                                                                      Pennsylvania
                                                                  19. Philadelphia Cty.,
                                                                      Pennsylvania
----------------------------------------------------------------------------------------------
                                  7. Secretary of State           20. Fairfax Cty., Virginia
                                     Virginia
----------------------------------------------------------------------------------------------


                                     VII-3

----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
G. Ortep of New Jersey,           1. Secretary of State           1. City of Stamford
   Inc.                              Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Camden Cty, New Jersey
                                     New Jersey                   3. Ocean Cty, New Jersey
                                                                  4. Union Cty, New Jersey
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
H. Ortep of Pennsylvania,         1. Secretary of State           1. City of Stamford
   Inc.                              Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Prothonotary of Berks
                                     Pennsylvania                    Cty, Pennsylvania
                                                                  3. Prothonotary of Bucks
                                                                     Cty, Pennsylvania
                                                                  4. Prothonotary of
                                                                     Chester County,
                                                                     Pennsylvania
                                                                  5. Prothonotary of
                                                                     Dauphin Cty, Pennsylvania
                                                                  6. Prothonotary of
                                                                     Lebanon Cty, Pennsylvania
                                                                  7. Prothonotary of
                                                                     Lehigh Cty, Pennsylavania
                                                                  8. Prothanotary of
                                                                     Monroe Cty, Pennsylvania
                                                                  9. Prothonotary of
                                                                     Montgomery Cty,
                                                                     Pennsylvania
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
I. Public Fuel Services
   Co., Inc. - Dissolved or
   merged.
   No Longer in Existence.
----------------------------------------------------------------------------------------------
J. CBW Realty Corp. of            1. Secretary of State           1. City of Stamford
   Connecticut                       Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
K. Petro/Crystal Corp.            1. Secretary of State           1. City of Stamford
   [Holding Company does not         Connecticut                     Connecticut
   hold anything.  S/S New
   York County filing should
   be in county where holding
   co. is located.]
----------------------------------------------------------------------------------------------
L. Ocennet Fuel Oil Corp.
   Merged into Petroleum Heat
   & Power.  No longer in
   existence.
----------------------------------------------------------------------------------------------


                                     VII-4

----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
M. Star Gas Partners, L.P.        1. 1. Secretary of State        1. City of Stamford
                                     Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Kent County, Delaware
                                     Delaware                     3. New Castle, Delaware
                                                                  4. Sussex County,
                                                                     Delaware
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           5. New York County, New
                                     New York                        York
                                                                  6. Dutchess County, New
                                                                     York
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
N. Star Gas Corporation           1. Secretary of State           1. City of Stamford
                                     Connecticut                     Connecticut
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Kent County, Delaware
                                     Delaware                     3. New Castle, Delaware
                                                                  4. Sussex County,
                                                                     Delaware
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           5. New York County, New
                                     New York                        York
                                                                  6. Dutchess County, New
                                                                     York
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
         Name of Debtor             State Location of Searches     County Location of Searches
----------------------------------------------------------------------------------------------
O. Petro Holdings, Inc.           1. Secretary of State           1. Hennepin County,
                                     Minnesota                       Minnesota
----------------------------------------------------------------------------------------------
                                  2. Secretary of State           2. Stamford, Connecticut
                                     Connecticut
----------------------------------------------------------------------------------------------
                                  3. Secretary of State           3. Westwood County,
                                     Massachusetts                   Massachusetts
----------------------------------------------------------------------------------------------
                                  4. Secretary of State           4. Providence, Rhode
                                     Rhode Island                    Island
----------------------------------------------------------------------------------------------


                                     VII-5